BEA

                               [GRAPHIC OF GLOBE]

                           INTERNATIONAL EQUITY FUND
                          EMERGING MARKETS EQUITY FUND
                             U.S. CORE EQUITY FUND
                         GLOBAL TELECOMMUNICATIONS FUND
                          U.S. CORE FIXED INCOME FUND
                       STRATEGIC GLOBAL FIXED INCOME FUND
                                HIGH YIELD FUND
                              MUNICIPAL BOND FUND

                    SEMI-ANNUAL REPORT -- FEBRUARY 28, 1997

                          BEA INTERNATIONAL EQUITY FUND
                           PORTFOLIO MANAGER'S LETTER

Dear Shareholders:

We are pleased to report on the results of the BEA International Equity Fund (the "Fund") and BEA's investment strategy for the six months ended February 28, 1997.

PERFORMANCE REVIEW
At February 28, 1997, the net asset value ("NAV") of the Fund's Institutional Class was $20.75, compared to an NAV of $19.41 on August 31, 1996. As a result, the Institutional Class' posted a total return (assuming reinvestment of dividends) of 8.3%. By comparison, the MSCI EAFE index (the "Index") posted a return of 2.4% during the same time  period.  The NAV for the  Advisor  Class at
February 28, 1997 was $20.73, compared to $19.67 on November 1, 1996 (commencement of operations). As a result, the Advisor Class of shares posted a return (assuming reinvestment of dividends) of 6.7% for the period November 1, 1996 to February 28, 1997, in comparison with the Index which gained 2.4% during the same time period.

The performance for the Index over the six months was significantly lower than that of most equity markets worldwide. As represented by MSCI's World index, aggregate global equities returned 11.4%, about nine percentage points more than the Index. The factor mainly responsible for such underperformance was Japan, whose weak stock prices reflect lingering financial-sector problems and potential negative effects of deregulation on corporate profits. The impact of Japan's negative return during the period was greatly magnified by its 36% weighting in the Index: excluding Japan, the Index rose 13.5%.

The strong U.S. dollar also played a role, as it reduced EAFE's local-currency return by nearly eight percentage points. The strength of the dollar versus the yen exacerbated Japan's (and, hence, the Index's) poor showing.

Emerging markets generated much better results. Latin stocks led the way with a 23.3% gain, far higher than the 3.7% produced by shares of developing Asian nations. The smaller emerging markets were prevalent among the top (I.E., Turkey, Venezuela, Hungary) and bottom (I.E., Korea, Thailand) performers.

PORTFOLIO REVIEW
There were three key elements in the Fund's outperformance vs. the benchmark during the period:

I. COUNTRY SELECTION. Our substantial underweighting of Japan had the highest impact of any position. Within Europe, we held more than twice the index weightings in Spain and Finland, both of which significantly outperformed the index.

II. ALLOCATION TO EMERGING MARKETS. We have long advocated the inclusion of emerging markets equities in international portfolios. This policy worked to the Fund's advantage, as our emerging markets holdings substantially contributed to outperformance.

III. CURRENCY STRATEGIES. In view of the dollar's strength during the period, our allocation to dollar-linked markets in Latin America and Asia resulted in underweighted exposure to the deutschemark and yen, which were particularly weak during the period.

OUTLOOK
Looking ahead, we remain cautiously bullish, with our optimism tempered by concern over the U.S. interest-rate climate. While rising rates may have a somewhat negative spillover effect onto non-U.S. equity markets, it is more likely that U.S. rates will impact other economies less than previously, suggesting the probability that non-U.S. markets will decouple from the U.S. Investors in international stocks should profit from this decoupling due to the more attractive valuations and growth potential to be found overseas, particularly in Europe and Latin America. The European investment climate benefits from low and stable interest rates, a general absence of inflationary pressures and the fiscal discipline imposed by the drive toward European Monetary Union. In Latin America, the broad-based economic expansion following the 1994-95 peso crisis appears increasingly robust and the region's markets collectively are less vulnerable to U.S. rate-tightening than those of other developing nations.

                          BEA INTERNATIONAL EQUITY FUND
                     PORTFOLIO MANAGER'S LETTER (CONTINUED)

Beyond our current concerns about interest rates, we continue to find the long-term outlook for international equities quite encouraging. At the root of this optimism is our belief that a number of important trends are coming together to fuel a wave of global growth that is likely to positively surprise most market participants. These trends include:

ECONOMIC LIBERALIZATION. A vast expansion of economic freedom and property rights has been triggered by the collapse of communism, setting the stage for robust growth among developing nations. In addition, budgetary constraints in the developed nations have triggered widespread efforts to cut government budget deficits and boost private-sector savings and investment.

GROWTH IN TRADE AND DIRECT INVESTMENT. Over the past three years, annual growth in world trade volume has exceeded 8%, or more than double the annual rate of overall economic growth. The boom in trade has been supported by a growing consensus among most of the world's governments that free trade and direct investment provide the surest route to growth. Although occasional setbacks can be expected, global movement toward greater economic integration and elimination of controls on international capital appears irreversible.

TECHNOLOGICAL INNOVATION. The information revolution has quickened the pace of technological change and is creating new industries ranging from computer networking to biotechnology. New technologies are transforming existing industries by reducing labor costs, inventory requirements and production lead-times. They also have the power to turn laggard nations into economic leaders as developing nations take advantage of new and cheaper capital equipment to leapfrog their competitors in the developed nations who may be saddled with old equipment and outmoded work practices.

In our judgment, each of these broad trends alone would be an important spur to global economic progress. Their combined effects will probably be substantial and self-reinforcing, providing an excellent economic backdrop for international equity markets. We additionally believe that this economic backdrop is likely to be well-suited to our style of international equity investing, which is designed to take advantage of growth opportunities in the emerging markets as well as the traditional developed markets.

In an important organizational development, we are pleased to announce that Susan Boland has joined BEA as Senior Vice President and Portfolio Manager. Susan will have responsibility for European equities along with Stephen Waite. She comes to us from Barran & Partners, where she managed the Magus Fund, a hedge fund invested in European equities. Previously, she specialized in European equities at Teton Partners and was a portfolio manager at Fidelity Management and Research both in the U.K. and the U.S. On a separate note, Stephen Swift will continue to have responsibility for the Southeast Asian portion of BEA's portfolios, but will do so as an advisor out of the London office of our affiliate, Credit Suisse Asset Management.

As other developments occur in the international equity markets or at BEA, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

BEA International Equities Management Team

William P. Sterling, Executive Director
Richard Watt, Managing Director
Stephen M. Swift, Portfolio Manager
Steven D. Bleiberg, Senior Vice President

                          BEA INTERNATIONAL EQUITY FUND
                     PORTFOLIO MANAGER'S LETTER (CONCLUDED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA INTERNATIONAL EQUITY FUND AND THE MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI")EAFEINDEX FROM INCEPTION 10/1/92 AND AT EACH QUARTER END.

                              [LINE GRAPH OMITTED]
BEA International Equity Institutional Class
Total Returns and Graph Plot Points


                                                           Morgan Stanley
                               BEA International          Composite Index
          DATES                   EQUITY FUND            EAFE INSTITUTIONAL

       10/01/92                     $10,000                   $10,000
       11/30/92                      $9,685                    $9,571
       02/28/93                      $9,906                    $9,918
       05/31/93                     $11,218                   $12,062
       08/31/93                     $12,159                   $12,962
       11/30/93                     $12,120                   $11,928
       02/28/94                     $13,783                   $13,841
       05/31/94                     $12,999                   $13,735
       08/31/94                     $13,891                   $14,405
       11/30/94                     $13,080                   $13,732
       02/28/95                     $11,435                   $13,258
       05/31/95   `                 $12,500                   $14,451
       08/31/95                     $12,773                   $14,517
       11/30/95                     $12,387                   $14,815
       02/29/96                     $13,352                   $15,539
       05/31/96                     $13,901                   $16,041
       08/31/96                     $13,498                   $15,706
       11/30/96                     $14,166                   $16,606
       02/28/97                     $14,614                   $16,090


AVERAGE ANNUAL TOTAL RETURN
One Year       9.45%
From Inception 9.89%

Note: Past performance is not predictive of future performance.

                          BEA INTERNATIONAL EQUITY FUND
                               OF THE RBB FUND,INC.
                             STATEMENT OF NET ASSETS
                                FEBRUARY 28, 1997
                                   (UNAUDITED)

                                    NUMBER
                                   OF SHARES      VALUE
                                  -----------  ------------

COMMON AND CONVERTIBLE STOCKS,
WARRANTS AND RIGHTS -- 94.2%
ARGENTINA -- 0.2%
   Sodigas del Sur S.A.+ ......       403,923   $   745,416
   Sodigas Pampeana S.A.+ .....       558,962       844,809
                                                -----------
                                                  1,590,225
                                                -----------
AUSTRALIA -- 2.1%
   Broken Hill Corp., Ltd. ....       549,088     7,272,363
   CRA Ltd. ...................       224,900     3,370,357
   News Corp., Ltd. ADR .......       163,000     3,463,750
   News Corp., Ltd. Pfd. ADR ..        46,900       838,337
                                                -----------
                                                 14,944,807
                                                -----------
BRAZIL -- 6.1%
   Companhia Cervejaria
     Brahma PN ................       369,916       246,728
   Companhia Energetica
     de Minas Gerais PN .......   146,598,010     5,907,161
   Companhia Energetica
     de Sao Paulo PN ..........    10,160,000       555,852
   Companhia Paulista
     de Forca e Luz ...........     3,930,000       545,937
   Companhia Tecidos Norte
     de Minas Gerais PN .......     9,556,000     4,091,532
   Companhia Vale do Rio
     Doce ADR .................       196,900     5,161,733
   Light Participacoes S.A.** .     1,837,000       543,759
   Lojas Americanas S.A. PN ...    56,034,786       805,067
   Telecomunicacoes Brasileiras
     S.A. ADR .................       208,656    20,239,632
   Telecomunicacoes de Sao
     Paulo S.A. PN ............    19,060,000     5,241,047
                                                -----------
                                                 43,338,448
                                                -----------
CANADA -- 3.1%
   Canadian Imperial Bank Of
     Commerce .................       116,000     5,626,454
   INCO, Ltd. .................       163,100     5,728,888
   Magna International, Inc.
     Cl. A ....................        85,600     4,494,000
   Royal Bank Of Canada .......       139,580     5,631,602
                                                -----------
                                                 21,480,944
                                                -----------
DENMARK -- 0.6%
   Unidanmark A/S 144A ........        86,590     4,551,769
                                                -----------
FINLAND -- 1.9%
   Amer Group, Ltd. ...........        76,600     1,600,247
   Nokia Corp. Cl. A ..........        91,196     5,506,851
   Pohjola Insurance Co., Ltd.
     Cl. B ....................        93,500     2,864,846
   Raision Tehtaat Oy .........        39,600     3,624,281
                                                -----------
                                                 13,596,225
                                                -----------

                                    NUMBER
                                   OF SHARES       VALUE
                                  -----------   -----------
FRANCE -- 11.0%
   Accor ........................      35,025   $ 4,821,703
   AXA S.A ......................      80,064     5,332,445
   Banque Nationale de Paris
     Ordinary ...................     114,250     5,185,887
   Bertrand Faure ...............     118,121     5,888,420
   BIC S.A ......................      10,168     1,649,733
   Carrefour Super Marche .......       9,134     5,631,163
   Compagnie Generale
     Des Eaux ...................      60,533     8,428,915
   Credit Local de France .......      52,111     5,206,525
   Elf Aquitaine ................     110,840    10,607,164
   Michelin Cl. B ...............     102,849     6,443,639
   PSA Peugeot Citroen ..........           4           442
   Rhone-Poulenc  Cl. A .........     141,363     4,964,460
   SGS-Thomson
     Microelectronics N.V .......      55,610     3,670,260
   Societe Television Francaise 1      22,030     2,042,465
   Technip S.A ..................      46,999     4,753,542
   Valeo S.A ....................      50,262     3,389,044
                                                -----------
                                                 78,015,807
                                                -----------
GERMANY -- 7.8%
   Adidas AG ....................      28,196     2,700,702
   Bayer AG .....................     114,100     4,797,871
   Commerzbank AG ...............      79,500     2,051,035
   Daimler-Benz AG ..............      66,100     4,802,355
   Degussa CN ...................       9,950     4,225,254
   GEA AG Non Voting Pfd. .......      13,646     4,677,889
   Hoechst AG ...................     114,150     4,884,599
   Kloeckner-Werke AG ...........      35,800     2,250,638
   Mannesmann AG ................      19,790     7,831,023
   RWE AG .......................      55,700     2,487,521
   Thyssen AG ...................      44,350     9,366,606
   Volkswagen AG ................      10,821     5,268,988
                                                -----------
                                                 55,344,481
                                                -----------
HONG KONG -- 3.9%
   Cheung Kong Holdings Ltd. ....     757,500     7,238,788
   Citic Pacific Ltd. ...........   1,143,900     5,834,943
   Hong Kong and China Gas ......   2,409,000     4,573,046
   HSBC Holdings plc ............     409,408     9,992,395
                                                -----------
                                                 27,639,172
                                                -----------
INDIA -- 0.6%
   India Liberalisation Fund
     Cl. A 144A**/**** ..........     276,532     1,822,346
   Indian Opportunity Fund Ltd.**     270,155     2,347,655
                                                -----------
                                                  4,170,001
                                                -----------
INDONESIA -- 1.6%
   PT Astra International*** ....    1,801,100    6,160,175
   PT Telekomunikasi Indonesia***    2,177,500    3,791,893
   PT Telekomunikasi Indonesia
     ADR ........................       41,900    1,440,313
                                                -----------
                                                 11,392,381
                                                -----------

                 See Accompanying Notes to Financial Statements.

                                      NUMBER
                                     OF SHARES      VALUE
                                    -----------  ------------
ISRAEL -- 0.6%
   Geotek Communications, Inc.
     Series M Cumulative
     Convertible Pfd.+ ..........           600  $  4,040,053
                                                 ------------
ITALY -- 2.7%
   Banca Fideuram S.p.A .........     1,351,600     3,403,870
   Istituto Mobiliare Italiano
     S.p.A ......................       521,900     4,553,956
   Stet-Societa' Finanziaria
     Telefonica S.p.A., Non
     Convertible Savings Shares .     1,094,600     3,824,354
   Stet-Societa' Finanziaria
     Telefonica S.p.A ...........       217,500       932,207
   Telecom Italia Mobile S.p.A**      1,014,784     2,654,618
   Telecom Italia Mobile Non
     Convertible Savings
     Shares** ...................     2,395,450     3,660,689
                                                 ------------
                                                   19,029,694
                                                 ------------
JAPAN -- 7.7%
   Advantest Corp. ..............        25,000     1,413,413
   Aoyama Trading Co., Ltd. .....       140,000     3,516,538
   Canon, Inc. ..................       163,000     3,405,123
   Chugai Pharmaceutical ........       168,000     1,327,232
   Daiichi Pharmaceutical .......       198,000     3,233,524
   Fuji Photo Film Co., Ltd. ....       111,000     3,717,483
   Fujitsu, Ltd. ................       139,000     1,371,218
   Higo Bank ....................       111,000       625,715
   Hitachi, Ltd. ................       149,000     1,284,589
   Honda Motor Co., Ltd. ........        51,000     1,576,971
   Industrial Bank of Japan, Ltd.           900        10,744
   Makita Electric Works ........        83,000     1,142,170
   Matsushita Electric
     Industrial Co., Ltd.** .....       225,000     3,469,286
   Mitsubishi Electric Corp. ....       228,000     1,281,472
   Mitsubishi Steel Manufacturing
     Co., Ltd.** ................           500         1,720
   NEC Corp. ....................       301,000     3,493,327
   Nichicon .....................       122,000     1,405,786
   Nikon Corp. ..................       263,000     3,858,990
   Rohm Co., Ltd. ...............        20,000     1,434,137
   Sharp Corp. ..................        56,000       700,986
   Shionogi & Co., Ltd. .........       188,000     1,170,422
   Sony Corp. ...................        49,200     3,552,450
   TDK Corp. ....................        54,000     3,617,011
   Toshiba Corp. ................       211,000     1,189,422
   Toyota Motor Corp. ...........       131,000     3,355,633
   Yamanouchi Pharmaceutical
     Co., Ltd. ..................       138,000     2,882,865
                                                 ------------
                                                   54,038,227
                                                 ------------
MALAYSIA -- 4.6%
   Diversified Resources Bhd          1,568,700     6,065,050
   Magnum Corp. Bhd .............     3,540,000     7,342,328
   Malayan Banking Bhd ..........       560,300     6,656,806
   Malaysian Resources Corp.
     Bhd ........................     1,590,000     6,723,721


                                      NUMBER
                                     OF SHARES      VALUE
                                    -----------  ------------
MALAYSIA -- (CONTINUED)
   Resort World Bhd .............       789,000  $  3,686,025
   YTL Corp. Bhd ................       287,300     1,666,178
                                                 ------------
                                                   32,140,108
                                                 ------------
MEXICO -- 4.2%
   Cementos Mexicanos
     CPO, S.A ...................     1,134,500     4,538,000
   Corparacion GEO S.A. de
     C.V., Cl. B ................       691,600     3,355,460
   Corporacion Industrial SanLuis
     S.A. de C.V., CPO ..........       601,894     3,683,515
   Grupo Elektra S.A. de
     C.V., CPO ..................       282,600     2,799,256
   Grupo Financiero Banamex
     Accival S.A. de C.V., Cl. B      2,657,600     6,257,516
   Grupo Financiero Banamex
     Accival S.A. de C.V., Cl. L      1,230,000     2,595,028
   Grupo Modelo S.A. de
     C.V., Cl. C ................       484,200     3,030,450
   Kimberly Clark de Mexico S.A .
     de C.V., Cl. A .............       160,600     3,469,365
   Telefonos de Mexico S.A. de
     C.V., Unsponsored ADR ......         4,400         8,525
                                                 ------------
                                                   29,737,115
                                                 ------------
NETHERLANDS -- 5.7%
   Akzo Nobel ...................        36,200     5,216,661
   Gucci Group N.V. - New York
     Registered Shares ..........        64,260     4,152,803
   Internationale Nederlanden
     Groep N.V ..................       115,100     4,457,479
   Koninklijke Nedlloyd
     Groep N.V ..................       114,770     3,374,343
   Nutricia Verenigde
     Bedrijven N.V ..............        19,030     2,887,739
   Philips Electronics N.V ......       255,325    11,529,244
   VNU Verenigd Bezit ...........       424,150     8,782,915
                                                 ------------
                                                   40,401,184
                                                 ------------
PERU -- 1.1%
   Telefonica del Peru S.A. ADR .       346,200     7,616,400
                                                 ------------
PHILIPPINES -- 0.9%
   Ayala Corp. Cl. B ............     2,940,600     3,350,284
   Philippine Long Distance
     Telephone Company ADR ......        53,050     3,076,900
                                                 ------------
                                                    6,427,184
                                                 ------------
PORTUGAL -- 1.6%
   Banco Totta & Acores, S.A ....        97,700     1,451,971
   Cimentos de Portugal .........       162,820     3,549,994
   Portugal Telecom S.A. ADR** ..        77,980     2,719,553
   Portugal Telecom S.A .........
     Registered** ...............       103,000     3,614,408
                                                 ------------
                                                   11,335,926
                                                 ------------


                 See Accompanying Notes to Financial Statements.

                                     NUMBER
                                    OF SHARES      VALUE
                                   -----------  ------------
PUERTO RICO -- 0.3%
   Cellular Communications of
     Puerto Rico, Inc.** .......       130,900  $  2,290,750
                                                ------------
RUSSIA -- 0.2%
   PLD Telekom, Inc. ...........       192,900     1,277,963
                                                 -----------
SINGAPORE -- 2.4%
   DBS Land Ltd. ...............       470,600     1,832,220
   Overseas Chinese Banking
     Corp. Ltd.*** .............       458,770     6,082,605
   Singapore Press Holdings*** .       168,400     3,284,125
   United Overseas Bank Ltd.***.       488,980     5,556,981
                                                ------------
                                                  16,755,931
                                                ------------
SOUTH AFRICA -- 0.5%
   Amalgamated Banks of
     South Africa Ltd. .........       602,443     3,832,933
   South African Breweries Ltd..           306         9,154
                                                ------------
                                                   3,842,087
                                                ------------
SOUTH KOREA -- 0.0%
   Korea Fund, Inc. ............             1            15
                                                ------------
SPAIN -- 2.9%
   Banco Intercontinental
     Espanol ...................        22,460     3,000,516
   Banco Popular ...............        27,450     4,988,472
   Empresa Nacional de
     Electricidad S.A ..........        55,000     3,357,285
   Sol Melia S.A ...............       116,778     3,625,254
   Telefonica de Espana ADR ....        81,700     5,627,088
                                                ------------
                                                  20,598,615
                                                ------------
SWEDEN -- 4.6%
   Electrolux AB ...............       103,400     6,472,592
   Astra AB Cl. A ..............       118,670     5,702,014
   Autoliv AB ..................       134,600     6,126,103
   Ericsson Telephone Co.,
     ADR Cl. B .................       113,060     3,566,690
   H&M Cl. B ...................        37,549     5,342,449
   SKF AB Cl. B ................       210,800     5,036,264
                                                ------------
                                                  32,246,112
                                                ------------
SWITZERLAND -- 4.8%
   ABB AG ......................         2,588     2,944,463
   Adecco S.A ..................        14,319     4,646,312
   Novartis AG Registered Shares         8,906    10,193,141
   Novartis Rights .............         8,906       564,371
   Roche Holding AG ............           752     6,337,710
   Sulzer Ltd. Registered ......         7,864     4,911,330
   Swiss Reinsurance Co.
     Registered ................         2,535     2,596,779
   Tag Heuer International
     S.A. ADR ..................       134,500     1,748,500
                                                ------------
                                                  33,942,606
                                                ------------

                                     NUMBER
                                    OF SHARES        VALUE
                                  ------------  ------------
UNITED KINGDOM -- 10.5%
British Petroleum plc ..........       584,918  $  6,475,682
British Sky Broadcasting
  Group plc ADR** ..............         5,250       309,750
Cable & Wireless plc ADR .......        35,300       856,025
Cable & Wireless plc ...........       588,670     4,781,213
Compass Group plc ..............       284,500     3,406,988
EMI Group plc ..................        74,100     1,393,237
Flextech plc** .................       140,092     1,746,127
General Cable plc** ............       397,400     1,197,845
General Cable plc ADR** ........       339,200     5,130,400
General Electric Co. plc .......       405,480     2,460,916
Land Securities plc ............        14,000       180,201
Pearson plc ....................       481,900     6,037,878
Railtrack Group Bank plc .......     1,061,100     7,840,336
Standard Chartered Bank plc ....       465,318     6,379,780
Unilever plc ...................       190,936     4,904,366
United News & Media plc ........       316,726     3,653,575
WPP Group plc ..................     2,824,051    12,009,334
Zeneca Group plc ...............       180,900     5,320,064
                                                ------------
                                                  74,083,717
                                                ------------
TOTAL COMMON AND
  CONVERTIBLE STOCKS,
  WARRANTS AND RIGHTS
  (Cost $565,070,042) ..........                 665,867,947
                                                ------------

                                      PAR
                                     (000)
                                  ------------
SHORT TERM INVESTMENTS -- 4.4%
   BBH Grand Cayman U.S. ........
     Dollar Time Deposit
     4.719% 03/03/97 ............ $     31,130    31,130,000
                                                ------------
     TOTAL SHORT TERM
        INVESTMENTS
        (Cost $31,130,000) ......                 31,130,000
                                                ------------
   TOTAL INVESTMENTS AT
     VALUE -- 98.6%
     (Cost $596,200,042*) .......                696,997,947

   OTHER ASSETS IN EXCESS
     OF LIABILITIES-- 1.4% ......                  9,703,191
                                                ------------
   NET ASSETS (Applicable to
     34,060,329 BEA Institutional
     Shares and 254 BEA Advisor
     Shares) -- 100.0% ..........                706,701,138
                                                ============

                 See Accompanying Notes to Financial Statements.

                    BEA INTERNATIONAL EQUITY FUND (CONCLUDED)

                                                  VALUE
                                              -------------
   NET ASSET VALUE, OFFERING
     PRICE AND REDEMPTION
     PRICE PER BEA
     INSTITUTIONAL SHARE
     ($706,695,873  /  34,060,329) .................$20.75
                                                    ======
   NET ASSET VALUE, OFFERING
     PRICE AND REDEMPTION
     PRICE PER BEA ADVISOR
     SHARE ($5,265 / 254) ..........................$20.73
                                                    ======

* Cost for Federal income tax purposes at February 28, 1997 is $596,212,906. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation ...................$114,951,857
        Gross Depreciation ....................(14,166,816)
                                              ------------
        Net Appreciation .....................$100,785,041
                                              ============
  ** Non-income producing securities.
 *** Denotes foreign shares.
**** Certain conditions for public sales may exist.
   + Not readily marketable securities.

                            INVESTMENT ABBREVIATIONS
ADR ..........................American Depository Receipts

AT FEBRUARY 28, 1997, NET ASSETS CONSISTED OF:

                                                 AMOUNT
                                             -------------
Capital Paid-In ..............................$634,132,095
Accumulated Net Investment Loss ................(5,287,477)
Accumulated Net Realized Loss on
   Security and Foreign Exchange
   Transactions ...............................(22,813,885)
Net Unrealized Appreciation on
   Investments and Other ......................100,670,405
-----------------------------------------------------------
NET ASSETS ...................................$706,701,138
-----------------------------------------------------------




                 See Accompanying Notes to Financial Statements.

                        BEA EMERGING MARKETS EQUITY FUND
                           PORTFOLIO MANAGER'S LETTER

                                                                   April 4, 1997

Dear Shareholders:

We are pleased to report on the results of the BEA Emerging Markets Equity Fund (the "Fund") and BEA's investment strategy for the six months ended February 28, 1997.

At February 28, 1997, the net asset value ("NAV") of the Fund's Institutional Class was $20.61, compared to an NAV of $18.20 on September 30, 1996. As a result, the Institutional Class posted a total return (assuming reinvestment of dividends) of 13.7%. By comparison, the MSCI Emerging Markets Free Index (the "Index") gained 11.7% during the same time period. The NAV for the Advisor Class at February 28, 1997 was $20.60, compared to $18.08 on November 1, 1998 (commencement of operations). For the period November 1, 1996 to February 28, 1997 the Advisor Class posted a total return (assuming reinvestment of dividends) of 14.3% while the Index returned 11.9% during the same period.

PERFORMANCE REVIEW
As a group, emerging market equities were strong over the six months. The Index significantly outperformed MSCI's EAFE index (+2.4%), a widely recognized barometer for established-nation markets. The world's nine best-performing markets during the period were in developing nations. Turkey led with a scorching 82.9% return, as investors sought to take advantage of some of the world's lowest valuation levels. Next were Venezuela (+48.1%), which benefited from a surge in oil revenues; and Hungary (+42.8%), which attracted investor attention for its positive investment profile among Eastern European markets. Within the index, the strength of Latin American markets (+23.3%) far exceeded that of the Asian sub-index (+3.7%).

Notable negative factors for the Index during the period included the reduction of local-currency returns by the effect of the rising U.S. dollar; and the substantial political and economic difficulties in Thailand and South Korea, which were reflected in those markets' performance.

PORTFOLIO REVIEW
Country selection was the primary contributor to the portfolio's outperformance of the Index during the period. Relative to the Index, our underweighting of emerging Asian nations generally and Thailand specifically, as well as our overweighting of Turkey, were most effective in this regard. Stock selection in Indonesia also played a positive role.

Performance was negatively impacted by our emphasis within the Fund's Brazilian allocation on telephone companies and electric utilities, which experienced heavy selling; stock selection in Israel; and overexposure to the strong U.S. dollar relative to the Index.

EMERGING MARKETS OUTLOOK
We maintain our general optimism about the prospects for emerging equity markets, based on our perception of strong and improving fundamentals; compellingly attractive relative valuations; and the absence of meaningful negative elements in the global macroeconomic environment. On a regional basis, we consider Latin America and Emerging Europe most appealing and believe that Asian markets should be approached with selectivity.

LATIN AMERICA: Our overall investment thesis for Latin America continues to be its dramatic recovery from the depths of the late-1994 peso crisis, which severely impacted the region's economies and markets. Since the crisis, economic stabilization measures have been implemented in most Latin nations and have achieved results well beyond expectations. Investors have expressed their approval by actively buying Latin sovereign debt, yet have not extended the same level of enthusiasm to stocks. We consider this a market inefficiency that should be more widely recognized and exploited. Among the major markets, we are most favorably inclined toward Brazil and Mexico. Both are experiencing some near-term economic inertia in response to political considerations but remain quite attractive for the long term. We are somewhat more cautious about Chile, where we believe the implementation of needed interest-rate cuts may take some time.

                        BEA EMERGING MARKETS EQUITY FUND
                     PORTFOLIO MANAGER'S LETTER (CONCLUDED)

ASIA: There are indications that a decoupling process is occurring among emerging Asian equity markets. Although the area's slowing rate of export growth is still hurting some nations, others are faring better. We include Indonesia, Malaysia, India and the Philippines in the latter group. Thailand and South Korea, by contrast, are experiencing severe structural problems that are likely to persist for at least another few years. We suspect that such problems will remain a major factor in Thai and Korean equity prices, and, therefore, will continue to be a drag on the performance of emerging Asian equities generally.

OTHER EMERGING NATIONS: Among the world's remaining emerging markets, we think the outlook is most promising for Turkey and Portugal. Despite Turkey's difficulties in achieving needed structural reforms, its equity market contains some world-class companies selling at extremely low valuations. With regard to Portugal, we believe that the macroeconomic environment continues to be among the most favorable in continental Europe.

In closing, we note the likelihood that the Federal Reserve will raise U.S. interest rates again this year. We do not, however, consider this to be a serious threat to emerging equity markets: today's environment is very different from the last time rates were raised (in 1994), which triggered extreme volatility in global markets. We are confident that prospects for emerging markets remain promising.

Please feel free to call upon us at any time if you have questions.

Sincerely yours,

BEA Emerging Markets Equities Management Team

William P. Sterling, Executive Director
Richard Watt, Managing Director
Stephen M. Swift, Portfolio Manager
Stephen D. Bleiberg, Senior Vice President


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA EMERGING MARKETS EQUITY FUND AND THE MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI")EMERGING MARKETS FREE INDEX FROM INCEPTION 2/1/93 AND AT EACH QUARTER END.

                              [LINE GRAPH OMITTED]

BEA Emerging Markets Institutional Class
Total Returns and Graph Plot Points

                                                            Morgan Stanley
                                                            Composite Index-
                              BEA Emerging Markets           Free Emerging
          DATES             EQUITY INSTITUTIONAL FUND    MARKETS INSTITUTIONAL

       02/01/93                     $10,000                     $10,000
       02/28/93                     $10,027                     $10,159
       05/31/93                     $10,815                     $10,923
       08/31/93                     $12,377                     $12,443
       11/30/93                     $14,653                     $14,648
       02/28/94                     $17,078                     $17,058
       05/31/94                     $14,839                     $15,724
       08/31/94                     $16.832                     $18,257
       11/30/94                     $15,879                     $17,189
       02/28/95                     $11,460                     $13,765
       05/31/95   `                 $12,677                     $15,243
       08/31/95                     $12,720                     $15,263
       11/30/95                     $11,835                     $14,349
       02/29/96                     $12,992                     $15,795
       05/31/96                     $13,881                     $16,481
       08/31/96                     $13,144                     $15,846
       11/30/96                     $13,295                     $15,817
       02/28/97                     $14,938                     $17,699


AVERAGE ANNUAL TOTAL RETURN
One Year       14.98%
From Inception 10.07%

Note: Past performance is not predictive of future performance.

                        BEA EMERGING MARKETS EQUITY FUND
                               OF THE RBB FUND,INC.
                             STATEMENT OF NET ASSETS
                                FEBRUARY 28, 1997
                                   (UNAUDITED)

                                  NUMBER
                                 OF SHARES        VALUE
                                -----------   -------------

COMMON AND CONVERTIBLE STOCKS,
WARRANTS AND RIGHTS -- 96.2%
BRAZIL -- 26.6%
   Centrais Eletricas Brasileiras
     S.A. ON ....................  2,550,000   $ 1,120,932
   Centrais Eletricas de Santa
     Catarin PN Cl. B ...........  1,508,693     2,095,806
   Companhia Brasileira de
     Distribuicao Grupo Pao de
     Acucar - Preferred ......... 45,316,600       991,705
   Companhia Energetica de
     Minas Gerais 144A
     ADS**** ....................        183         7,317
   Companhia Energetica de
     Minas Gerais ADR ...........     20,473       818,572
   Companhia Energetica de
     Minas Gerais PN ............ 55,068,000     2,218,963
   Companhia Energetica de
     Sao Paulo PN ...............  5,460,000       298,715
   Companhia Paulista de
     Forca e Luz ON** ........... 16,687,220     2,318,110
   Companhia Tecidos Norte de
     Minas Gerais PN ............  2,862,000     1,225,404
   Companhia Vale do
     Rio Doce PN ................     41,000     1,088,392
   Globex Utilidades PN .........     79,400     1,601,598
   Light Participacoes S.A. .....  1,012,000       299,556
   Lojas Americanas S.A. PN .....  8,527,000       122,510
   Multibras S.A.
     Eletrodomesticas PN ........    770,000       959,753
   Petroleo Brasileiro S.A. PN ..  1,528,100       312,599
   Refrigeracao Parana S.A. PN ..573,223,000     1,145,355
   Santista Alimentos S.A.** ....    722,500     1,512,369
   Telecomunicacoes Brasileiras
     S.A. ADR ...................     36,040     3,495,880
   Telecomunicacoes de Minas
     Gerais PN Cl. B ............ 11,539,677     1,694,170
   Telecomunicacoes do Parana
     S.A. PN ....................    658,000       431,989
   Telecomunicacoes do Rio de
     Janeiro S.A. PN ............ 11,483,000     1,737,200
   Usinas Siderurgicas de
     Minas Gerais S.A. PN .......856,902,395       986,538
   Usinas Siderurgicas de
     Minas Gerais S.A.
     144A ADR ...................     10,000       116,090
                                                ----------
                                                26,599,523
                                                ----------
CHILE -- 3.3%
   Chilectra S.A. 144A ADR**** ..     12,849       811,466
   Enersis S.A. ADR .............     16,800       556,500
   Madeco S.A. ADR ..............     43,000     1,290,000
   Maderas y Sinteticos
     S.A. ADR ...................     40,300       669,987
                                                ----------
                                                 3,327,953
                                                ----------
                                  NUMBER
                                 OF SHARES        VALUE
                                -----------   -------------
COLOMBIA -- 2.5%
   Banco Ganadero
     PFD ADR 8.75% ..............     16,600    $  410,850
   Banco Industrial Colombiano S.A.
     ADR ........................     34,500       625,312
   Carrulla & CIA 144A S.A.
     ADR ........................     39,400       157,600
   Cementos Diamante S.A. 144A
     ADS**** ....................     36,700       532,150
   Cementos Paz del Rio S.A.
     144A ADR**** ...............     29,600       384,800
   Gran Cadena Almacenes
     Colombianos S.A. ADR .......     36,700       376,175
                                                ----------
                                                 2,486,887
                                                ----------
ECUADOR -- 0.6%
   Cemento Nacional Ecuador
     GDR ........................      2,496       571,584
                                                ----------
GREECE -- 0.1%
   Delta Dairy ..................     10,097       131,377
                                                ----------
HONG KONG -- 3.6%
   Cheung Kong Holdings Ltd. ....     61,400       586,748
   Hang Seng Bank Ltd. ..........     35,200       406,834
   Henderson Land
     Development Co., Ltd. ......     56,700       507,054
   HSBC Holdings plc ............     26,000       634,580
   Hutchison Whampoa Ltd. .......     68,700       523,432
   Swire Pacific Ltd., Cl. A ....     47,604       408,805
   Wharf Holdings Ltd. ..........    112,300       498,873
                                                ----------
                                                 3,566,326
                                                ----------
INDIA -- 1.8%
   India Fund Cl. B .............    510,670       815,394
   Morgan Stanley India
     Investment Fund, Inc. ......     91,200     1,003,200
                                                ----------
                                                 1,818,594
                                                ----------
INDONESIA -- 7.8%
   Astra International ..........    161,400       552,025
   Bank Dagang Nasional
     Indonesia ..................  1,904,700     1,966,270
   Bank Dagang Nasional
     Indonesia Warrants** .......    272,100             0
   Bank Internasional Indonesia
     PT .........................  1,415,892     1,181,140
   Bank Negara PT ...............    889,000       639,635
   PT Citra Marga Nusaphala
     Persada ....................    200,000       185,610
   PT Hanjaya Mandala
     Sampoerna ..................    143,000       709,781
   PT Telekomunikasi ............    963,200     1,677,314
   Semen Gresik PT ..............    290,400       856,968
                                                ----------
                                                 7,768,743
                                                ----------

                 See Accompanying Notes to Financial Statements.

                                  NUMBER
                                 OF SHARES        VALUE
                                ------------   ------------
ISRAEL -- 5.7%
   Bank Leumi of Israel Ltd. ....    317,000    $  523,199
   Blue Square Chain Stores
     Properties & Investments
     ADR** ......................     30,800       492,800
   ECI Telecom Ltd. .............     75,840     1,801,200
   First International Bank of
     Isreal Ltd. ................      5,336       696,608
   Geotek Communications,
     Inc.** .....................    145,100       861,531
   Israel Chemicals Ltd. ........    450,000       503,214
   Tecnomatix Technologies
     Ltd.** .....................     34,000       837,250
                                                ----------
                                                 5,715,802
                                                ----------
MALAYSIA -- 8.9%
   Arab-Malaysian Corp. Bhd. ....    190,700     1,159,714
   Commerce Asset Holdings
     Bhd. .......................    100,100       770,000
   Diversified Resources Bhd. ...    182,000       703,665
   Magnum Corp. Bhd. ............    501,900     1,040,993
   Malayan Banking Bhd. .........    100,000     1,188,079
   Malaysian Resources Corp.
     Bhd. .......................    249,900     1,056,766
   New Straits Times Press Bhd. .    149,500       951,309
   United Engineers Malaysia
     Bhd. .......................    111,000     1,023,721
   YTL Corp. Bhd. ...............    182,000     1,055,497
                                                ----------
                                                 8,949,744
                                                ----------
MEXICO -- 10.8%
   Apasco S.A. de C.V. ..........     56,540       411,654
   Cementos Mexicanos S.A. de
     C.V., Cl. B ................    342,400     1,501,375
   CIFRA S.A. de C.V., Cl. B
     ADR ........................    700,500     1,094,882
   Corporacion GEO S.A. de C.V.,
     144A ADR Cl. B**/**** ......     33,000       637,626
   Corporacion GEO S.A. de C.V.,
     Cl. B** ....................    122,080       592,300
   Corporacion Industrial
     San Luis S.A. de C.V., CPO .    359,374     2,199,324
   Grupo Elektra S.A. de
     C.V., CPO ..................     34,700       343,716
   Grupo Financiero Banamex
     Accival S.A. de C.V., Cl. B     741,900     1,746,859
   Grupo Financiero Banamex
     Accival S.A. de C.V., Cl. L      50,300       106,122
   Grupo Modelo S.A. de C.V.,
     Cl. C ......................    255,700     1,600,343
   Kimberly Clark de Mexico
     S.A. de C.V., Cl. A ........     26,670       576,139
                                                ----------
                                                10,810,340
                                                ----------
                                  NUMBER
                                 OF SHARES        VALUE
                                -----------   -------------
PERU -- 1.7%
   Cerveceria Backus y Johnson
     S.A. .......................    412,831    $  351,113
   Banco Wiese Ltd. ADR .........     85,400       523,075
   Credicorp Ltd. ADR ...........     24,100       554,300
   Telefonica del Peru S.A. ADR .     11,500       253,000
                                                ----------
                                                 1,681,488
                                                ----------
PHILIPPINES -- 1.8%
   Ayala Corp., Cl. B ...........    935,600     1,065,948
   Philippine National Bank .....     67,600       789,435
                                                ----------
                                                 1,855,383
                                                ----------
POLAND -- 2.0%
   Elektrim .....................     60,000       608,082
   Polifarb Wroclaw .............      6,900        41,281
   Stomil Olsztyn S.A. ..........     51,000       683,601
   Zaklady Piwowarskie W Zywcu
     S.A. .......................     11,000       683,274
                                                ----------
                                                 2,016,238
                                                ----------
PORTUGAL -- 5.4%
   Banco Comercial Portugues
     S.A. PFD Series A ..........     19,100     1,083,925
   Banco Comercial Portugues
     S.A. Registered Shares .....     41,600       597,402
   Banco Totta & Acores S.A. ....     42,000       624,184
   Portugal Telecom S.A. ADR** ..     15,000       523,125
   Portugal Telecom S.A.
     Registered** ...............     23,400       821,137
   Sociedade de Construcoes
     Soares da Costa S.A. .......     76,500       719,019
   Sonae Industria S.A. .........     31,950     1,015,547
                                                ----------
                                                 5,384,339
                                                ----------
PUERTO RICO -- 0.5%
   Cellular Communications of
     Puerto Rico, Inc.** ........     26,600       465,500
                                                ----------
RUSSIA -- 2.7%
   Gazprom ADR 144A** ...........     20,900       364,705
   Lukoil Holding ADR** .........      9,100       550,541
   Mosenergo ADR 144A ...........     12,300       507,375
   PLD Telekom, Inc. ............     88,300       584,988
   Surgutneftegaz ADR** .........     16,100       652,050
                                                ----------
                                                 2,659,659
                                                ----------
SOUTH AFRICA -- 3.3%
   Barlow Ltd. ..................     56,400       594,910
   Murray & Roberts Holdings
     Ltd. .......................    348,176       777,265
   Nasionale Pers Beperk ........     48,487       454,616
   Nedcor Ltd. Warrants** .......      6,300        37,013
   Pepkor Ltd. ..................    335,751     1,461,579
                                                ----------
                                                 3,325,383
                                                ----------

                 See Accompanying Notes to Financial Statements.

                  BEA EMERGING MARKETS EQUITY FUND (CONCLUDED)

                                  NUMBER
                                 OF SHARES        VALUE
                                -----------   -------------
TURKEY -- 7.1%
   Akbank T.A.S. ................  6,790,000   $ 1,187,401
   Aksa Akrilik Kimya Sanayii
     A.S. .......................  5,125,400       854,615
   Arcelik A.S. .................  5,690,300       948,808
   Brisa Bridgestone Sabanci
     Lastik San. ve Tic A.S. ....  1,142,600       594,790
   Ege Biracilik ve
     Malt Sanayii A.S. ..........  2,534,744       773,134
   Erciyas Biracilik ve
     Malt Sanayii A.S. ..........  1,156,800       124,670
   Eregli Demir ve Celik
     Fabrikalari T.A.S. .........  3,633,300       627,985
   Yapi ve Kredi Bankasi A.S. ... 43,116,700     2,034,055
                                                ----------
                                                 7,145,458
                                                ----------
   TOTAL COMMON AND
      CONVERTIBLE STOCKS,
      WARRANTS AND RIGHTS
      (Cost $82,106,277) ........               96,280,321
                                                ----------

                                      PAR
                                     (000)
                                   ----------
FOREIGN BONDS -- 0.9%
COLOMBIA -- 0.9%
   Banco de Colombia
     Convertible 144A
     5.200% 02/01/99 ............     $  960       878,400
                                                ----------
   TOTAL FOREIGN BONDS
     (Cost $1,031,839) ..........                  878,400
                                                ----------

SHORT TERM INVESTMENTS -- 2.6%
   BBH Grand Cayman U.S.
     Dollar Time Deposit
     4.719% 03/03/97 ............      2,633     2,633,000
                                                ----------
      TOTAL SHORT TERM
        INVESTMENTS
        (Cost $2,633,000) .......                2,633,000
                                                ----------
   TOTAL INVESTMENTS AT
      VALUE -- 99.7%
      (Cost $85,771,116*) .......               99,791,721

   OTHER ASSETS IN EXCESS
      OF LIABILITIES -- 0.3% ....                  301,685
                                                ----------
   NET ASSETS (Applicable to
      4,855,385 BEA Institutional
      Shares and 266 BEA Advisor
      Shares) -- 100.0% .........             $100,093,406
                                              ============

                                                  VALUE
                                              -------------
   NET ASSET VALUE, OFFERING PRICE
     AND REDEMPTION PRICE PER
     BEA INSTITUTIONAL SHARE
     ($100,087,926 / 4,855,385) .                   $20.61
                                                    ======
   NET ASSET VALUE, OFFERING PRICE
     AND REDEMPTION PRICE PER
     BEA ADVISOR SHARE
     ($5,480 / 266) .............                   $20.60
                                                    ======

* Cost for Federal income tax purposes at February 28, 1997 is $86,228,937. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation ......              $17,847,248
        Gross Depreciation ......               (4,284,464)
                                               -----------
        Net Appreciation ........              $13,562,784
                                               ===========
  ** Non-income producing securities.
 *** Denotes foreign shares.
**** Certain conditions for public sales may exist.

                            INVESTMENT ABBREVIATIONS
ADR ..........................American Depository Receipts
ADS ............................American Depository Shares
GDR ............................Global Depository Receipts

AT FEBRUARY 28, 1997, NET ASSETS CONSISTED OF:

                                                AMOUNT
                                            -------------
Capital Paid-In .................            $102,917,306
Accumulated Net Investment Loss .                (756,157)
Accumulated Net Realized Loss on
   Security and Foreign Exchange
   Transactions .................             (16,057,135)
Net Unrealized Appreciation on
   Investments and Other ........              13,989,392
---------------------------------------------------------
NET ASSETS ......................            $100,093,406
---------------------------------------------------------




                 See Accompanying Notes to Financial Statements.

                            BEA U.S. CORE EQUITY FUND
                           PORTFOLIO MANAGER'S LETTER
                                                                   April 4, 1997

Dear Shareholders:

We are pleased to report on the results of the BEA U.S. Core Equity Fund (the "Fund") and BEA's investment strategy for the six months ended February 28, 1997.

PERFORMANCE REVIEW
At February 28, 1997, the net asset value ("NAV") of the Fund was $21.03, after a distribution of $1.61, compared to an NAV of $19.05 on August 31, 1996. As a result, the Fund's total return (assuming reinvestment of dividends) was 19.2%. By comparison, the Standard & Poor's 500 Index (the "Index") gained 22.6% and the broader Wilshire 5000 Index rose 18.6% during the same period.

Performance for the period lagged that of the benchmark S&P 500 largely due to the absence in the portfolio of the largest-capitalization U.S. stocks. As we will explain in the next section, this group had a substantial positive impact on the Index's return. The Fund held four of the top 10 stocks, but their collective portfolio weighting was only about 6%.

MARKET COMMENTARY
It is our belief that the appropriate view of the U.S. equity market at present is one of caution. Perhaps the most widely publicized factors supporting this view are that 1) valuations are pushing their historical limits and 2) the perceived threat of higher interest rates remains ever-present. We would like to take this opportunity to discuss two other, less apparent factors which, we feel, also justify a cautious perspective.

INDEXATION. A new mania currently developing in the stock market is similar to those present in the market in 1972 and 1980.

In 1972, an extremely popular approach was investment in what were variously known as "one-decision stocks" or the "Nifty Fifty." These were among the biggest companies of the period (E.G., Avon, Xerox, Polaroid) and were widely deemed to have such strong long-term growth potential that they were the only stocks one needed to own. They were dubbed "one-decision" because it was felt that investors had only to choose whether to buy them; to sell, simply would not be necessary. The bear market of 1974 disproved this thesis within 18 months.

The other mania to which we refer focused on energy stocks, which had a sizable upward move in the late 1970s from their lows of 1973. At the time, oil shortages had driven gasoline prices to extreme levels. The Iran-Iraq war began in the summer of 1980 and pushed energy stocks to a substantial top by November of that year. This was the last time the energy sector significantly outperformed the market.

The latest fashion is a type of indexation. Since a meaningful portion of the market's recent strength has come from the largest-capitalization stocks (so-called "mega-caps"), the market rises when they rise. Because the stocks are so prominently represented in the broad market averages, in turn, they rise when the market rises. This pattern has occurred so often that investors have flocked to the small group of mega-caps as a proxy for the overall market.

As evidence, we cite two statistics for 1996. First, the top 50 stocks contributed 65% of the market's strong return, up from 58% in 1995. Second, the 10 biggest stocks (I.E., General Electric, Coca-Cola, Exxon, Intel, Microsoft, Merck, Royal Dutch Petroleum, Philip Morris, IBM and Procter & Gamble) overwhelmingly outperformed the broad market averages: they rose 44.9%, compared to 18.8% for the remaining 490 stocks in the S&P 500. The success of the indexation strategy has been almost automatic for about the last year, so much so that it is akin to one-decision stocks and $50-per-barrel oil in the summer of 1980. Valuations for most of the mega-caps simply make no sense.

                            BEA U.S. CORE EQUITY FUND
                     PORTFOLIO MANAGER'S LETTER (CONTINUED)

MANAGEMENT INEXPERIENCE. An additional cause for concern is the fairly low level of market experience among today's mutual fund managers, whose decisions affect Americans' financial well-being more than ever before. Consider these statistics recently generated by the Investment Company Institute, the trade association for mutual funds:
[BULLET] There are approximately 6300 mutual funds in the marketplace now. [BULLET] The average fund portfolio manager is 29 years old.
[BULLET]  The average manager has been in the industry for 3.7 years.
[BULLET] 20% of current managers were present during the 1987 market crash. [BULLET] 14% of current managers were present during the bear market of
          1973-74.
[BULLET]  15% of current managers change jobs annually.

In short: As increasingly huge amounts of cash pour into mutual funds, most of those same funds are being entrusted to people who have never experienced the severity of a true, lasting market downturn. Should such a downturn occur, this group will be ill-equipped both to understand it in a broader context and make the resulting tough choices.

OUTLOOK
We maintain our positive outlook on the U.S. economy. The economic climate is supportive, as it includes a benign combination of moderate GDP growth, fairly stable interest rates and little danger of inflation. The recent hike in rates, in our judgment, will not prove disruptive of this scenario.

The key to the market is earnings growth. Stock prices generally are driven by any or all of three factors: in addition to earnings growth, these are valuation and dividend yields. Currently, standard valuation measures like the price/earnings and price/book ratios are relatively high while dividend yields are near their all-time lows. What this means is that two of the main drivers of equity returns are indicating that there is little room left for further appreciation. The remaining factor, earnings growth, thus becomes paramount in determining the outlook for stock prices.

We believe that earnings should benefit from current economic conditions. It is quite possible, however, that their growth rate will begin to slow, perhaps to the high single digits. The pace of stock-price movements should respond accordingly.

Our focus is on the shares of larger, more stable companies and the potential for positive earnings surprises. A portfolio consisting entirely of such stocks ought to be less volatile than the market in general and more effectively weather a broad-based downturn.

As developments occur that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have any questions about the Fund or the capital markets in general, please feel free to call upon us at any time.

Sincerely yours,

BEA Domestic Equities Management Team

William W. Priest, Jr., Chief Executive Officer & Executive Director John B. Hurford, Executive Director
Todd M. Rice, Senior Vice President
James A. Abate, Senior Vice President
Christopher C. Thompson, Vice President

                            BEA U.S. CORE EQUITY FUND
                     PORTFOLIO MANAGER'S LETTER (CONCLUDED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA U.S. CORE EQUITY FUND AND THE S&P 500 INDEX FROM INCEPTION 9/1/94 AND AT EACH QUARTER END.

                              [LINE GRAPH OMITTED]

BEA U.S. Core Equity Fund
Total Returns and Graph Plot Points

                                                             S & P 500
                                 BEA U.S. Core             Weighted Yield
          DATES                   EQUITY FUND              AVERAGE INDEX

       09/01/94                     $10,000                   $10,000
       11/30/94                      $9,553                    $9,615
       02/28/95                     $10,251                   $10,398
       05/31/95                     $11,103                   $11,455
       08/31/95                     $11,975                   $12,149
       11/30/95   `                 $12,746                   $13,168
       02/29/96                     $13,940                   $14,007
       05/31/96                     $14,383                   $14,720
       08/31/96                     $14,080                   $14,421
       11/30/96                     $16,150                   $16,837
       02/28/97                     $16,786                   $17,672


AVERAGE ANNUAL TOTAL RETURN
One Year       20.42%
From Inception 23.04%

Note: Past performance is not predictive of future performance.

                            BEA U.S. CORE EQUITY FUND
                               OF THE RBB FUND,INC.
                             STATEMENT OF NET ASSETS
                                FEBRUARY 28, 1997
                                   (UNAUDITED)

                                  NUMBER
                                 OF SHARES        VALUE
                                ------------  -------------

COMMON AND CONVERTIBLE STOCKS -- 97.7%
AEROSPACE / DEFENSE -- 3.2%
   Coltec Industries** ..........     85,000   $ 1,551,250
   Lockheed Martin ..............     10,000       885,000
                                               -----------
                                                 2,436,250
                                               -----------
AUTOMOBILES & AUTO PARTS -- 1.0%
   General Motors Corp. .........     13,000       752,375
                                               -----------
BUSINESS SERVICES -- 2.0%
   Automatic Data Processing ....     35,000     1,491,875
                                               -----------
COMPUTERS-SOFTWARE & SERVICES -- 3.2%
   DST Systems** ................     25,000       821,875
   Microsoft Corp.** ............     16,500     1,608,750
                                               -----------
                                                 2,430,625
                                               -----------
CONGLOMERATES -- 6.0%
   General Electric Co. .........     17,000     1,748,875
   Philip Morris Companies ......     15,000     2,026,875
   RJR Nabisco Holdings Corp. ...     20,200       739,825
                                               -----------
                                                 4,515,575
                                               -----------
CONSUMER PRODUCTS & SERVICES -- 4.6%
   Colgate-Palmolive Co. ........      8,000       828,000
   Gillette Co. .................      9,000       712,125
   Newell Co. ...................     30,000     1,113,750
   The Clorox Company ...........      7,000       836,500
                                               -----------
                                                 3,490,375
                                               -----------
ELECTRONICS -- 5.0%
   Emerson Electric Co. .........     26,000     2,574,000
   Intel Corp. ..................      8,500     1,205,937
                                               -----------
                                                 3,779,937
                                               -----------
ENERGY -- 6.5%
   Exxon Corp. ..................     15,000     1,498,125
   Helmerich & Payne ............     19,000       802,750
   Mobil Corp. ..................      9,000     1,104,750
   Schlumberger Ltd. ............      7,000       704,375
   USX-Marathon Group, Inc. .....     30,000       798,750
                                               -----------
                                                 4,908,750
                                               -----------
ENTERTAINMENT -- 2.7%
   GTECH Holdings** .............     65,000     2,039,375
                                               -----------
FINANCIAL SERVICES -- 11.1%
   ACE Ltd. .....................     30,000     1,950,000
   Allstate Corp. ...............     15,000       950,625
   Associates First Capital Corp.     20,000       965,000
   Citicorp .....................      7,000       817,250
   J.P. Morgan & Co. ............     10,000     1,051,250
   NationsBank ..................     14,000       838,250
   Southern National Corp. ......     20,000       777,500
   State Street Boston ..........     13,000     1,044,875
                                               -----------
                                                 8,394,750
                                               -----------
                                  NUMBER
                                 OF SHARES        VALUE
                                ------------   -----------
FOOD & BEVERAGE -- 3.0%
   HJ Heinz Co. .................     55,000   $ 2,289,375
                                               -----------
HEALTH CARE -- 7.1%
   Bergen Brunswig ..............     25,100       806,338
   Boston Scientific** ..........     12,200       808,250
   Humana, Inc.** ...............     40,000       785,000
   McKesson Corp. ...............     45,100     2,987,875
                                               -----------
                                                 5,387,463
                                               -----------
INDUSTRIAL GOODS & MATERIALS -- 4.5%
   Dover Corp. ..................     20,000       992,500
   Illinois Tool Works ..........     10,000       843,750
   Tyco International, Ltd. .....     26,300     1,551,700
                                               -----------
                                                 3,387,950
                                               -----------
INSURANCE -- 1.2%
   EXEL Ltd. ....................     20,000       882,500
                                               -----------
METALS & MINING -- 0.7%
   Oregon Metallurgical Corp.** .     25,000       550,000
                                               -----------
PACKAGING/CONTAINERS -- 2.4%
   Owens-Illinois** .............     75,000     1,809,375
                                               -----------
PAPER & FOREST PRODUCTS -- 2.7%
   Rock-Tenn Company ............     40,800       805,800
   Schweitzer-Mauduit
     International, Inc. ........     35,000     1,194,375
                                               -----------
                                                 2,000,175
                                               -----------
PHARMACEUTICALS, DRUGS & BIOTECH-- 9.9%
   Amgen, Inc.** ................     20,000     1,222,500
   Barr Laboratories** ..........     37,000     1,341,250
   Ivax Corp. ...................    150,000     1,837,500
   Pharmacia & Upjohn, Inc. .....     33,000     1,216,875
   Smithkline Beecham plc .......     25,000     1,856,250
                                               -----------
                                                 7,474,375
                                               -----------
PHOTOGRAPHY/IMAGING EQUIPMENT & SUPPLY -- 1.1%
   Eastman Kodak ................      9,000       806,625
                                               -----------
PUBLISHING & INFORMATION SERVICES-- 5.7%
   Gannett Co. ..................     18,300     1,459,425
   Hollinger International ......    150,000     1,518,750
   Tribune Co. ..................     34,000     1,334,500
                                               -----------
                                                 4,312,675
                                               -----------
REAL ESTATE -- 3.3%
   Starwood Lodging Trust .......     33,000     1,291,125
   TriNet Corporate Realty
     Trust, Inc. ................     35,000     1,194,375
                                               -----------
                                                 2,485,500
                                               -----------

                 See Accompanying Notes to Financial Statements.

                      BEA U.S. CORE EQUITY FUND (CONCLUDED)

                                  NUMBER
                                 OF SHARES        VALUE
                                -----------    -----------
TELECOMMUNICATIONS -- 5.4%
   Airtouch Communications** ....     30,000    $  817,500
   Frontier Corp. ...............     22,000       486,750
   Newbridge Networks Corp.** ...     32,400     1,032,750
   Teleglobe, Inc. ..............     60,000     1,751,408
                                               -----------
                                                 4,088,408
                                               -----------
TEXTILES/APPAREL -- 1.7%
   Nine West Group, Inc.** ......     27,000     1,269,000
                                               -----------
TRANSPORTATION -- 3.7%
   AMR Corp.** ..................      9,000       707,625
   Canadian National Railway ....     30,000     1,091,250
   Canadian Pacific Ltd. ........     40,000       990,000
                                               -----------
                                                 2,788,875
                                               -----------
   TOTAL COMMON AND
     CONVERTIBLE STOCKS
     (Cost $60,332,193) .........               73,772,183
                                               -----------

                                      PAR
                                     (000)
                                   ----------
CORPORATE BONDS -- 1.2%
TRANSPORTATION -- 1.2%
   Santa Fe Pacific Pipeline
     Partners L.P. Conv. Debentures
     (Baa3, BB)
     11.000% 08/15/10 ...........     $  735       911,400
                                               -----------
   TOTAL CORPORATE BONDS
     (Cost $952,300)                               911,400
                                               -----------

SHORT TERM INVESTMENTS -- 2.3%
   BBH Grand Cayman
     U.S. Dollar Time Deposit
     4.719% 03/03/97 ............      1,775     1,775,000
                                               -----------
     TOTAL SHORT TERM
        INVESTMENTS
        (Cost $1,775,000) .......                1,775,000
                                               -----------
   TOTAL INVESTMENTS AT
     VALUE -- 101.2%
     (Cost $63,059,493*) ........               76,458,583

   LIABILITIES IN EXCESS OF
     OTHER ASSETS-- (1.2%) ......                 (917,023)
                                               -----------
   NET ASSETS (Applicable to
     3,592,569 BEA Institutional
     Shares)-- 100.0% ...........              $75,541,560
                                               ===========
   NET ASSET VALUE, OFFERING
     PRICE AND REDEMPTION
     PRICE PER BEA
     INSTITUTIONAL SHARE
     ($75,541,560 / 3,592,569) ..                   $21.03
                                                    ======



* Cost for Federal income tax purposes at February 28, 1997 is $62,987,182. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation ......              $14,593,295
        Gross Depreciation ......               (1,121,894)
                                               -----------
        Net Appreciation ........              $13,471,401
                                               ===========
  ** Non-income producing securities.

AT FEBRUARY 28, 1997, NET ASSETS CONSISTED OF:

                                                 AMOUNT
                                             -------------
Capital Paid-In .................             $60,651,255
Accumulated Net Investment Income                  75,588
Accumulated Net Realized Gain on
   Security and Foreign Exchange
   Transactions .................               1,415,627
Net Unrealized Appreciation on
   Investments and Other ........              13,399,090
----------------------------------------------------------
NET ASSETS ......................             $75,541,560
----------------------------------------------------------


                 See Accompanying Notes to Financial Statements.

                       BEA GLOBAL TELECOMMUNICATIONS FUND
                           PORTFOLIO MANAGER'S LETTER

                                                                   April 4, 1997

Dear Shareholders:

We are pleased to report on the results of the BEA Global Telecommunications Fund (the "Fund") and BEA's investment strategy for the period of December 4, 1996 (commencement of operations) through February 28, 1997.

At February 28, 1997, the net asset value ("NAV") of the Fund was $16.18, compared to an NAV of $15.00 on its commencement of operations on December 4, 1996. As a result, the Fund's total return was 7.9%. For the two-month period of January and February 1997, the Fund returned 8.0%, versus the 2.5% gain achieved by the MSCI Telecommunications Index.

PORFOLIO REVIEW
The Fund's approach of adding value via superior stock selection is illustrated by its good performance during the period, which was primarily a result of two factors. First, we utilized our capability to allocate an above-average portion of total assets to companies based in emerging markets. This latter group performed especially well. Our more notable emerging markets holdings in this regard included Telebras (the government-controlled telephony provider in Brazil) and several of the Brazilian regional phone companies, Vimpelcom (Russia), CTC (Chile), Elektrim S.A. (Poland) and Telecel (Portugal). Second, we avoided investment in AT&T, whose performance has been among the most disappointing in the broad telecom sector for some time now.

MARKET COMMENTARY
The worldwide telecommunications industry is experiencing a period of tremendous change that is being felt in developed and emerging nations alike. Powerful trends are forcing companies to increase competitiveness and profitability more rapidly than ever before. Foremost among these trends are globalization, market liberalization, the changing needs of large multinational corporations and advancements in technology.

GLOBALIZATION. As competition within their own markets reduces domestic profitability, many developed-nation large telecom providers are looking elsewhere for new revenue sources. Corporate customers, moreover, are increasingly demanding global telecom services from a single carrier (see below). The leading providers must have global capability to survive this evolution in the telecom business.

LIBERALIZATION. The telecom industry model is moving from regulation-based domestic monopoly to market-based global competition. Analysts forecast that 80% of the world's telecom market will be in a state of complete or substantial deregulation by 1999, vs. just 20% today. The open competition fostered by such liberalization will force changes in ownership of telecom assets.

Strong drivers of worldwide liberalization include: the U.S. Telecommunications Act of 1996; directives to European nations from the European Union; World Trade Organization efforts to devise a standardized framework for regulation and tariffs (I.E., rates); and privatization by emerging nations.

MULTINATIONAL CORPORATIONS. Anecdotal evidence suggests that the world's top 5,000 multinationals account for an estimated 15-20% of global telecom revenues and an even higher share of profits. Accordingly, major providers regard them as the most desirable customers and fiercely vie for their business.

In order to meet multinationals' growing need for single-source telecom service, providers must have the ability to control message transmission from point of origination to point of destination. This "end-to-end" level of control delivers convenience and cost-savings to the customer as well as potentially higher profit margins to the provider.

TECHNOLOGY. Technology is a double-edged sword. As it advances, providers can offer their customers increasingly sophisticated and cheaper services. These same characteristics, however, enable smaller competitors to seize market share and more efficiently deploy relatively scarcer capital.

                       BEA GLOBAL TELECOMMUNICATIONS FUND
                     PORTFOLIO MANAGER'S LETTER (CONCLUDED)

Both individually and collectively, the trends we have discussed are accelerating the industry's consolidation. In 1996 alone, four major mergers were announced. Three were between U.S. companies: SBC Communications with Pacific Telesis, Bell Atlantic with NYNEX and MFS Communications with WorldCom.

The  fourth  proposed   transaction,   British  Telecom's   acquisition  of  MCI
Communications, is highly significant in several ways. Should the deal close, it would be:
[BULLET] the first combination of mainstream telecom companies from different nations and create the world's first global super-carrier;
[BULLET] the world's fourth-largest telecom provider (in revenue), exceeded only by Nippon Telegraph & Telephone, Deutsche Telekom and AT&T; [BULLET] the first time a foreign company has taken over a major American telephone company; and
[BULLET] the largest-ever foreign takeover of any U.S. corporation.

Our sense is that a British Telecom - MCI Communications union would be the opening salvo in a long-term barrage of global telecom consolidation.

With regard to emerging markets, their telecom companies represent a much purer equity play on the growth of basic telephony as they build out their networks more fully and reach higher levels of teledensity (I.E., the level of telephone penetration within the population). Many are linked to leading U.S., European and Japanese telecom companies via strategic alliances.

Such alliances offer significant benefits, including access both to management skills and, most notably, otherwise-unavailable technology. The latter typically allows development to proceed at a much more rapid pace, particularly as the industry grows into other telecom-related areas such as mobile, wireless/cellular and services; and can result in higher relative rates of operating efficiency (E.G., by greatly raising digitalization levels).

OUTLOOK
The future holds great promise for investors in telecommunications equities. As the rate and intensity of competition are rising, however, stock selection becomes an increasingly vital ingredient in performance. We believe that the Fund's ability to choose both from a variety of telecom-related sectors across the globe and a growing number of publicly traded telecom companies will positively impact performance over the long term.

Privatization will play a major role in shaping industry dynamics in the next few years. This is especially true among the emerging markets, whose telecom networks will dramatically increase both in terms of the quantity and quality of services provided. We note in this context the enthusiastic response by a variety of the world's top telecom companies to Brazil's recently announced auction of mobile telephone service concessions. Developed nations will also make a substantial contribution to the privatization trend. Toward the end of 1996, for example, Germany's initial sale of shares in Deutsche Telekom was extremely successful and became the second-largest initial public offering in history. Offerings of France Telecom and Italy's STET Societa Finanziaria Telefonica S.p.A. are expected later this year.

Among domestic companies, we are finding opportunities in several sectors. These include the regional Bell operating companies, which are proving to be much stronger competitors than many analysts had previously expected; Internet access providers such as America Online and NETCOM On-Line Communications Services, whose growing pains are attracting far more investor attention than the surging growth in Internet usage; and cellular companies, which are finally starting to generate operating profits and free cash flow after years of building their infrastructures.

As developments occur in the telecommunications industry or at BEA that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

BEA Global Telecommunications Management Team

Richard Watt, Managing Director
William P. Sterling, Executive Director
Todd M. Rice, Senior Vice President
Stephen R. Waite, Vice President

                       BEA GLOBAL TELECOMMUNICATIONS FUND
                               OF THE RBB FUND,INC.
                             STATEMENT OF NET ASSETS
                                FEBRUARY 28, 1997
                                   (UNAUDITED)

                                  NUMBER
                                 OF SHARES        VALUE
                                ------------    ----------

COMMON AND CONVERTIBLE STOCKS,
WARRANTS AND RIGHTS -- 89.0%
BRAZIL -- 11.3%
   Telecomunicacoes Brasileiras
     S.A. ADR ...................        200    $   19,400
   Telecomunicacoes de Minas
     Gerais PN Cl. B ............     60,000         8,809
   Telecomunicacoes de Sao Paulo
     S.A. PN ....................     33,000         9,074
   Telecomunicacoes do Parana
     S.A. PN ....................     15,000         9,848
   Telecomunicacoes do Rio de
     Janeiro S.A. PN ............     57,000         8,623
                                                ----------
                                                    55,754
                                                ----------
CANADA -- 3.7%
   BCE Mobile Communications ....        100         3,212
   Sprint Corp. .................        200         9,100
   Teleglobe ....................        200         5,831
                                                ----------
                                                    18,143
                                                ----------
CHILE -- 2.7%
   Companhia de
     Telecomunicaciones ADR .....        450        13,162
                                                ----------
GERMANY -- 1.6%
   Deutsche Telekom .............        200         3,843
   Mannesmann AG ................         10         3,957
                                                ----------
                                                     7,800
                                                ----------
HONG KONG -- 3.2%
   Hong Kong Telecommunications
     Ltd. ADR ...................        900        15,637
                                                ----------
INDONESIA -- 3.4%
   PT Indosat *** ...............      6,000        16,955
                                                ----------
ITALY -- 5.4%
   Stet Societa Finanziaria
     Telefonica S.p.A. ..........      4,400        15,373
   Telecom Italia Mobile S.p.A. .      1,600         4,186
   Telecom Italia Mobile
     Non-Convertible Savings
     Shares .....................      4,700         7,182
                                                ----------
                                                    26,741
                                                ----------
PERU -- 3.6%
   Telefonica del Peru S.A. ADR .        800        17,600
                                                ----------
POLAND -- 2.1%
   Elektrim Spolka Akcyjna S.A. .      1,000        10,135
                                                ----------
PORTUGAL -- 9.6%
   Portugal Telecom S.A. ADR** ..        600        20,925
   Telecel-Comunicacaoes
     Pessoais S.A. ..............        320        26,496
                                                ----------
                                                    47,421
                                                ----------

                                  NUMBER
                                 OF SHARES        VALUE
                                ------------   ------------
RUSSIA -- 3.5%
   Vimpel Communications ADR ....        500    $   17,188
                                                ----------
SOUTH KOREA -- 2.8%
   Korea Mobile
     Telecommunications ADR .....      1,100        13,612
                                                ----------
SPAIN -- 1.4%
   Telefonica de Espana ADR .....        100         6,887
                                                ----------
UNITED KINGDOM -- 8.0%
   Cable & Wireless plc ADR .....        150         3,637
   Colt Telecom Group plc ADR ...        900        17,888
   EMAP plc .....................        200         2,509
   General Cable plc ADR** ......        200         3,025
   M.A.I.D. plc ADR .............        400         4,600
   TeleWest plc .................      1,500         2,908
   Vodafone Group ADR ...........        100         4,750
                                                ----------
                                                    39,317
                                                ----------
UNITED STATES -- 26.7%
   360 Communications Company ...        500        10,813
   Airtouch Communications, Inc.         400        10,900
   America Online, Inc. .........        300        11,250
   Compuserve Corp. .............        400         4,050
   Cox Communications, Inc. .....        200         4,025
   Cox Radio, Inc. ..............        200         3,825
   Individual, Inc. .............      1,000         7,125
   LCC International, Inc. ......        200         1,950
   MCI Communications ...........        200         7,150
   NETCOM On-Line
     Communications Services,
     Inc. .......................      1,400        14,700
   PageMart Wireless, Inc. ......        800         5,500
   Paging Network, Inc. .........        400         6,025
   Superior Telecom, Inc. .......        400        10,050
   Tele-Communications, Inc.
     Cl. A ......................        100         1,188
   Teleport Communications
     Group, Inc. ................        100         3,000
   U.S. West Media Group ........        500         9,188
   United States Satellite
     Broadcasting Company, Inc. .        400         4,800
   Viatel, Inc. .................      1,300        10,075
   WorldCom, Inc. ...............        200         5,325
                                                ----------
                                                   130,939
                                                ----------
   TOTAL COMMON AND
     CONVERTIBLE STOCKS,
     WARRANTS AND RIGHTS
     (Cost $412,707) ............                  437,291
                                                ----------

                 See Accompanying Notes to Financial Statements.

                 BEA GLOBAL TELECOMMUNICATIONS FUND (CONCLUDED)

                                    PAR
                                   (000)          VALUE
                                 ---------   -------------


SHORT TERM INVESTMENTS -- 11.2%
   BBH Grand Cayman U.S.
     Dollar Time Deposit
     4.719% 03/03/97 ............     $   55    $   55,000
                                                ----------
     TOTAL SHORT TERM
        INVESTMENTS
        (Cost $55,000) ..........                   55,000
                                                ----------
   TOTAL INVESTMENTS AT
     VALUE -- 100.2%
     (Cost $467,707*) ...........                  492,291

   LIABILITIES IN EXCESS OF
     OTHER ASSETS-- (0.2%) ......                     (798)
                                                ----------
   NET ASSETS (Applicable to
     30,374 BEA Advisor
     Shares)-- 100.0% ...........                  491,493
                                                ==========
   NET ASSET VALUE, OFFERING
     PRICE AND REDEMPTION
     PRICE PER BEAADVISOR
     SHARE
     ($491,493 / 30,374) ........                   $16.18
                                                    ======

* Also cost for Federal income tax purposes at February 28, 1997.
  The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation ......                 $ 44,305
        Gross Depreciation ......                  (19,721)
                                                  --------
        Net Appreciation ........                 $ 24,584
                                                  ========
   ** Non-income producing securities.

                            INVESTMENT ABBREVIATIONS
ADR ..........................American Depository Receipts

AT FEBRUARY 28, 1997, NET ASSETS CONSISTED OF:

                                                   AMOUNT
                                                 ---------
Capital Paid-In .................                 $463,251
Accumulated Net Investment Loss .                     (126)
Accumulated Net Realized Gain on
   Security and Foreign Exchange
   Transactions .................                    3,784
Net Unrealized Appreciation on
   Investments and Other ........                   24,584
----------------------------------------------------------
NET ASSETS ......................                 $491,493
----------------------------------------------------------

                         BEA U.S. CORE FIXED INCOME FUND
                           PORTFOLIO MANAGER'S LETTER
                                                                   April 4, 1997

Dear Shareholders:

We are pleased to report on the results of the BEA U.S. Core Fixed Income Fund (the "Fund") and BEA's investment strategy for the six months ended February 28, 1997.

PERFORMANCE REVIEW
At February 28, 1997, the net asset value ("NAV") of the Fund was $15.36 compared to an NAV of $15.06 on August 31, 1996. As a result, the Fund's total return (assuming reinvestment of dividends and distributions) was 6.6%. By comparison, the Lehman Brothers Aggregate Bond Index gained 5.4% during the same period.

1996 was a great year for "spread product," I.E., debt securities whose market valuation is greatly driven by the spreads between their yields and those of U.S. Treasury debt. Throughout the year, Treasuries experienced great volatility due to fears of rising interest rates. Accordingly, spreads narrowed and spread product thrived as investors sought stability in relatively higher yields, and stronger corporate profits and stable economic growth lessened credit concerns. Within the Lehman Aggregate benchmark, Treasuries returned 2.7% for the year, significantly lower than returns on most other non-Treasury investment-grade categories, including corporate bonds (3.3%), mortgage-backed securities (5.4%) and asset-backed securities (5.1%).

The strength of spread product persisted through most of 1997's first quarter. Corporate and mortgage-backed bond spreads continued to contract, despite statements by Fed chairman Alan Greenspan warning that an increase in interest rates was becoming much more likely. After the Fed finally raised rates in late March (the first such increase since early 1995), spreads began to widen in response.

PORTFOLIO REVIEW
The Fund outperformed the benchmark by 1.2% in the six months ended February 28, 1997. The principal driver of outperformance during the period was our decision to de-emphasize Treasuries in favor of certain spread product sectors. In making this decision, several factors played important roles:

[BULLET] OVERWEIGHTING OF CORPORATE BONDS: Both investment-grade and below-investment-grade corporate debt generated strong results. Our general decision to overweight corporates relative to the benchmark meaningfully contributed to our ability to achieve incremental returns. During 1996, we identified three compelling investment themes for corporates that were fundamental to the Fund's success:

         [BULLET] The  improvements in the balance sheets of  conglomerates  as they disposed of non-core operations;
         [BULLET] The  desire  of many  companies  to pay off debt in order to raise their stock price; and
         [BULLET] The belief that technological advances would greatly benefit the banking industry.

These themes enabled us to concentrate corporate holdings in specific industry sectors, primarily banking and industrials, all of which performed well.

[BULLET] INCLUSION OF EMERGING MARKET DEBT AND HIGH YIELD: Sovereign and corporate bonds of emerging nations performed extremely well in 1996. Positions both in emerging market and high yield debt were able to add significant value to performance without affecting the portfolio's average rating, which was AA as of year-end.

[BULLET] OVERWEIGHTING OF MORTGAGES: For most of the period, we were overweight mortgages through positions both in conventional and commercial mortgage-backed securities. Both helped to generate higher yield while maintaining a bias toward good credit quality.

                         BEA U.S. CORE FIXED INCOME FUND
                     PORTFOLIO MANAGER'S LETTER (CONTINUED)

OUTLOOK
Much of the strength in fixed income markets during 1996 and early 1997 was due to the Federal Reserve's decision not to raise interest rates. Now that the Fed has tightened, however, marketplace sentiment has become more negative and bonds have endured considerable selling.

Our view is that caution is most appropriate. We have observed over the years that, when an anticipated development is generally felt to be reflected in current prices, this often is not the case. On this basis, we tend to agree with those who expect further Fed tightening and would not be surprised to see rates additionally increased 25-50 basis points in the second and/or third quarters of 1997. With this in mind, we have adopted a more defensive management posture. Our approach to each of the major debt sectors is as follows:

GOVERNMENT SECURITIES. We have raised the Fund's holdings in order both to put greater emphasis on high-quality instruments during this time of volatility and maintain liquidity as other opportunities arise.

CORPORATE BONDS. We are overweighting corporates as well. Having successfully identified several "crossover credits," (I.E., companies whose financial condition is improving enough to merit a ratings upgrade), we have lately taken some profits in such issues. We also have narrowed the Fund's industry focus to highlight two sectors. These are utilities, whose competitive landscape is in the midst of dramatic change; and energy, which is benefiting from a variety of favorable supply-and-demand factors. Overall, we expect a higher proportion of the Fund's incremental returns for the year to come from selection of individual securities rather than sector rotation. Thorough research continues to provide us with unique opportunities of this nature.

HIGH YIELD & EMERGING MARKETS. In light of our defensive focus on higher-quality instruments, we have reduced the Fund's positions in domestic high yield and emerging markets debt securities. Within high yield, we continue to favor bonds that are relatively senior in the corporate capital structure or are maturing in two to five years. The Fund's weighting in emerging market debt is at its lowest level in several years.

MORTGAGE-BACKED SECURITIES ("MBS"). We overweighted conventional pass-through MBS in the portfolio in late 1996 in the belief that yield-hungry and value-conscious investors would opt to increase their exposure. This approach proved effective, as MBS enjoyed a solid rally in December and January. We have since reduced the Fund's MBS allocation to neutral by selling into strength. Although we consider prices somewhat high, MBS remain fundamentally attractive, so we are keeping alert for further buying opportunities.

As developments occur in the fixed income markets or at BEA that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

BEA Fixed Income Management Team

Robert J. Moore, Executive Director
Gregg M. Diliberto, Managing Director
Mark K. Silverstein, Senior Vice President
Robert W. Justich, Senior Vice President
William P. Sterling, Executive Director

                         BEA U.S. CORE FIXED INCOME FUND
                     PORTFOLIO MANAGER'S LETTER (CONCLUDED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA U.S. CORE FIXED INCOME FUND AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX FROM INCEPTION 4/1/94 AND AT EACH QUARTER END.

[LINE GRAPH]

BEA U.S. Core Fixed Income Fund
Total Returns and Graph Plot Points


                              BEA U.S. Core Fixed          Lehman Brothers
          DATES                   INCOME FUND               AVERAGE INDEX

       04/01/94                     $10,000                   $10,000
       05/31/94                      $9,913                    $9,999
       08/31/94                     $10,017                   $10,188
       11/30/94   `                  $9,812                   $10,007
       02/28/95                     $10,204                   $10,520
       05/31/95                     $10,864                   $11,148
       08/31/95                     $11,078                   $11,342
       11/30/95                     $11,475                   $11,775
       02/29/96                     $11,590                   $11,809
       05/31/96                     $11,464                   $11,638
       08/31/96                     $11,658                   $11,806
       11/30/96                     $12,328                   $12,488
       02/28/97                     $12,420                   $12,442


AVERAGE ANNUAL TOTAL RETURN
One Year       7.16%
From Inception 7.71%

Note: Past performance is not predictive of future performance.
                                       24

                         BEA U.S. CORE FIXED INCOME FUND
                               OF THE RBB FUND,INC.
                             STATEMENT OF NET ASSETS
                                FEBRUARY 28, 1997
                                   (UNAUDITED)

                                    PAR
                                   (000)          VALUE
                                 -----------   ------------

CORPORATE BONDS -- 33.5%
BANKING -- 5.1%
   Chase Manhattan Corp.
     Subordinated Notes (A2, A-)
     7.125% 02/01/07 ............     $  450    $  450,562
   Citicorp Subordinated Notes
     (A2, A)
     7.625% 05/01/05 ............        140       145,250
     6.750% 08/15/05 ............         70        68,862
     7.125% 09/01/05 ............        650       653,250
   Credit Lyonnais 144A Perpetual
     Sub. Variable Rate Notes,
     (Baa2, NR) ****/+/+++
     6.625% .....................        520       513,812
   Hong Kong & Shanghai Banking
     Corp. Ltd. Perpetual Sub.
     FRN Series 1 (Baa1, NR)+/+++
     5.875% .....................        580       515,649
   Hong Kong & Shanghai Banking
     Corp. Ltd. Perpetual Sub.
     FRN Series 2 (Baa, NR)+/+++
     5.812% .....................         60        52,875
   Lloyds Bank PLC Perpetual
     Sub. FRN, Series 2
     (Aa3, NR)+/+++ 5.688% ......        770       703,587
   Midland Bank PLC Perpetual
     Sub. FRN Series 2
     (A1, A-)+/+++
     6.063% .....................        390       353,925
   National Westminster Bank
     Perpetual Sub. FRN Series A
     (Aa3, A+)+/+++
     5.938% .....................        750       685,313
   Royal Bank of Canada Sub.
     Debentures (Aa3, NR)
     5.750% 03/17/97 ............        600       544,500
   Santander Financial Issuances
     Perpetual Sub. FRN
     (A2, NR)+/+++
     6.525% .....................        500       498,375
   Skandinaviska Enskilda Banken
     AB Perpetual Sub. FRN
     (Baa1, NR)+/+++
     6.625% .....................      1,470     1,444,422
   Sovereign Bancorp Senior
     Notes (NR, BBB-)
     6.750% 07/01/00 ............        110       107,800
   Trans Financial Bank N.A.
     Notes (Baa3, BBB-)
     6.480% 10/23/98 ............        290       290,191
                                              ------------
                                                 7,028,373
                                              ------------
CABLE -- 0.8%
   Summit Communications Group,
     Inc. Senior Subordinated
     Notes (Ba3, BB+)
     10.500% 04/15/05 ...........        980     1,071,875
                                              ------------
                                    PAR
                                   (000)          VALUE
                                 ----------    -----------
CHEMICALS -- 0.2%
   UCC Investors Holdings Inc.
     Subordinated Discount
     Notes (B3, B-)++
     12.000% 05/01/05 ...........     $  290    $  263,900
                                              ------------
CONSTRUCTION & BUILDING MATERIALS -- 0.3%
   K Hovnanian Enterprises Inc.
     Gtd. Subordinated
     Notes (B2, B)
     11.250% 04/15/02 ...........        400       419,000
                                              ------------
ENERGY -- 1.4%
   Gulf Canada Resources Ltd.
     Yankee Senior Subordinated
     Debentures (Ba3, BB-)
     9.250% 01/15/04 ............        350       371,875
   Gulf Canada Resources Ltd.
     Yankee Senior Notes
     (Ba2, BB+)
     8.350% 08/01/06 ............        960     1,011,600
   PDV America, Inc. Guaranteed
     Senior Notes (Baa3, B)
     7.875% 08/01/03 ............        505       511,312
                                              ------------
                                                 1,894,787
                                              ------------
ENTERTAINMENT -- 2.1%
   Time Warner, Inc. Debentures
     (Ba1, BBB-)
     6.850% 01/15/26 ............      2,945     2,915,550
                                              ------------
ENVIRONMENTAL SERVICES -- 0.2%
   EnviroSource, Inc. Senior
     Notes (B3, B)
     9.750% 06/15/03 ............        225       221,062
                                              ------------
FINANCIAL SERVICES -- 8.8%
   AFC Capital Trust I 144A Bonds
     (A3, BBB+)
     8.207% 02/03/27 ............      1,450     1,466,312
   AT&T Capital Corporation
     Medium Term Notes
     (Baa3, BBB)
     5.440% 01/16/98 ............        280       278,351
   AT&T Capital Corporation
     Medium Term Notes
     Series 3 (Baa3, BBB)
     6.030% 10/27/97 ............      1,500     1,499,670
   Bank of Foreign Economic
     Affairs of the USSR
     (Vnesheconombank Bank)
     (When Issued) (NR, NR)
     12.000% 12/31/16 ...........      1,240       892,800
   Fifth Mexican Acceptance Corp.
     Rule 144A Notes Tranche A
     (NR, NR)****/++++
     8.000% 12/15/98 ............        760       182,400

                 See Accompanying Notes to Financial Statements

                                    PAR
                                   (000)          VALUE
                                  ---------    ------------
FINANCIAL SERVICES -- (CONTINUED)
   Ford Holdings, Inc. Guaranteed
     Notes (A1, A+)
     9.250% 03/01/00 ............      $  10     $  10,687
   General Motors Acceptance Corp.
     Medium Term Notes (A3, A-)
     7.250% 07/20/98 ............        125       126,921
     7.375% 04/15/99 ............      1,000     1,020,000
     6.625% 04/24/00 ............      1,290     1,291,612
     6.900% 07/05/00 ............        290       292,175
   Guangdong International Trust
     & Investment Corp. 144A
     Yankee Bonds (Baa2, BBB-)
     8.750% 10/24/16 ............      1,400     1,452,500
   L'Auxiliare du Credit Foncier de
     France Guaranteed
     Subordinated FRN
     (Baa3, NR)+
     5.727% 09/25/02 ............        420       402,570
   L'Auxiliare du Credit Foncier de
     France Sr. Unsubordinated
     Notes (A3, A)
     8.000% 01/14/02 ............      1,115     1,163,781
   Norwest Financial Inc. Senior
     Notes (Aa3, AA-)
     7.500% 04/15/05 ............        200       206,000
   Torchmark Corp. Notes (Baa1, A)
     7.375% 08/01/13 ............         85        80,006
   Torchmark Corp. Senior
     Notes (Baa1, A)
     7.875% 05/15/23 ............         70        69,037
   Travelers Capital Trust
     Preferred II Bonds (A1, A)
     7.750% 12/01/36 ............      1,500     1,455,000
   United Companies Financial
     Corp. Senior Notes
     (Ba1, BBB-)
     7.000% 07/15/98 ............        270       270,000
                                              ------------
                                                12,159,822
                                              ------------
FOOD & BEVERAGE -- 0.4%
   Fresh del Monte Produce N.V.
     Yankee Senior Notes
     Series B (Caa, CCC+)
     10.000% 05/01/03 ...........        610       611,525
                                              ------------
HEALTHCARE -- 1.1%
   Tenet Healthcare Corp. Senior
     Notes (Ba1, BB)
     7.875% 01/15/03 ............        550       556,875
     8.625% 09/17/07 ............        850       892,500
                                              ------------
                                                 1,449,375
                                              ------------
                                    PAR
                                   (000)          VALUE
                                -----------   ------------
INDUSTRIAL GOODS & MATERIALS -- 2.0%
   Dresser Industries, Inc.
     Debentures (Aa3, A)
     7.600% 08/15/49 ............    $   170    $  169,575
   Seagate Technology, Inc. Senior
     Debentures (Baa3, BBB)
     7.450% 03/01/37 ............      1,500     1,500,000
   Tevecap S.A. 144A Yankee
     Senior Notes (B2, B)
     12.625% 11/26/04 ...........      1,000     1,075,000
                                              ------------
                                                 2,744,575
                                              ------------
METALS & MINING -- 0.2%
   Armco, Inc. Senior Notes (B2, B)
     9.375% 11/01/00 ............        330       338,250
                                              ------------
PACKAGING/CONTAINERS -- 0.3%
   Crown Packaging Enterprises
     Ltd. 144A Units (Ca, NR)++
     14.000% 08/01/06 ...........        350        77,000
   Gaylord Container Corp. Senior
     Subordinated Discount
     Debentures (Caa, B-)
     12.750% 05/15/05 ...........        300       333,000
                                              ------------
                                                   410,000
                                              ------------
REAL ESTATE -- 0.6%
   Chelsea GCA Realty Inc.
     Guaranteed Notes (Ba1, BB+)
     7.750% 01/26/01 ............        750       765,938
                                              ------------
TELECOMMUNICATIONS -- 2.6%
   BellSouth Capital Funding
     Debentures (Aa1, AAA)
     6.040% 11/15/26 ............      1,010       992,325
   BellSouth Telecommunications,
     Inc. Debentures (Aaa, AAA)
     5.850% 11/15/45 ............      1,795     1,770,319
   Rogers Cantel, Inc. Yankee
     Senior Secured Debentures
     (Ba3, BB+)
     9.375% 06/01/08 ............        590       626,875
   Videotron Holdings Plc Yankee
     Discount Notes (B3, B+)++
     11.000% 08/15/05 ...........        325       261,625
                                              ------------
                                                 3,651,144
                                              ------------
TRANSPORTATION -- 3.7%
   Continental Airlines, Inc. Senior
     Notes (Ba3, B)
     9.500% 12/15/01 ............      2,275     2,383,062
   Delta Air Lines, Inc. Debentures
     (Baa3, BB+)
     10.375% 02/01/11 ...........        665       801,325

                 See Accompanying Notes to Financial Statements

                                    PAR
                                   (000)          VALUE
                                -----------    ------------
TRANSPORTATION -- (CONTINUED)
   NWA Trust Mezzanine Aircraft
     Notes Series D (Ba1, BB+)
     13.875% 06/21/08 ...........     $  250   $   295,625
   Transportacion Maritima
     Mexicana Yankee Sr. Notes
     (Ba2, BB)
     10.000% 11/15/06 ...........      1,000       995,000
   US Air, Inc. Gtd. Senior Notes
     (B3, CCC)
     10.000% 07/01/03 ...........        600       604,500
                                              ------------
                                                 5,079,512
                                              ------------
UTILITIES -- 3.5%
   Beaver Valley Funding Corp.
     Secured Lease Obligation
     Bonds (B1, B+)
     8.625% 06/01/07 ............        225       214,594
     9.000% 06/01/17 ............      1,045     1,050,225
   Israel Electric Corp. Ltd. 144A
     Senior Notes (A3, A-)
     7.250% 12/15/06 ............        550       540,375
   Long Island Lighting Co.
     Debentures (Ba3, BB+)
     9.000% 11/01/22 ............        915       976,763
   Niagara Mohawk Power Corp.
     First Mortgage Bonds
     (Ba3, BB-)
     6.875% 04/01/03 ............        665       629,256
     5.875% 09/01/02 ............        465       421,988
   TU Electric Capital Trust V,
     Junior Subordinated
     Debentures (Baa2, BBB)
     8.175% 02/01/37 ............        950       952,375
   Toledo Edison Co. Debentures
     (B1, B+)
     8.700% 09/01/02 ............         45        44,550
                                              ------------
                                                 4,830,126
                                              ------------
WASTE MANAGEMENT -- 0.2%
   WMX Technologies Inc. Senior
     Notes (A1, A)
     7.100% 08/01/26 ............        290       297,613
                                              ------------
   TOTAL CORPORATE
     BONDS
     (Cost $45,550,188) .........               46,152,427
                                              ------------

FOREIGN BONDS -- 3.3%
   Federal Republic of Brazil
     MYDFA Trust Certificates
     (NR, NR)+
     6.688% 09/17/07 ............      1,950     1,748,906

                                    PAR
                                   (000)          VALUE
                                -----------    ------------

FOREIGN BONDS -- (CONTINUED)
   Republic of South Africa
     Consolidation Bonds,
     Series 153 (Baa1, BBB+)
     13.000% 08/31/10 ...........    $ 3,700   $   726,785
   The Polish People's Republic
     Discount Bonds FRN
     (Baa3, BBB-)++
     6.500% 10/27/24 ............        695       677,625
   United Mexican States Global
     Bonds (Ba2, BB) (a)
     11.375% 09/15/16 ...........      1,315     1,438,281
                                              ------------
   TOTAL FOREIGN BONDS
     (Cost $4,313,878) ..........                4,591,597
                                              ------------

AGENCY OBLIGATIONS -- 36.0%
FEDERAL HOME LOAN MORTGAGE CORPORATION-- 9.7%
     7.000% 08/01/00 ............        217       217,852
     7.000% 09/01/01 ............         18        18,070
     6.500% 12/01/11 ............      6,296     6,171,682
     8.000% 04/01/25 ............        622       634,771
     8.000% 04/01/25 ............        137       139,622
     8.000% 04/01/25 ............        160       163,419
     8.000% 06/01/25 ............        104       106,100
     8.000% 08/01/25 ............        113       115,246
     6.500% 12/01/25 ............        651       620,876
     8.000% 12/01/25 ............        131       133,960
     8.000% 12/01/25 ............        156       159,419
     8.000% 01/01/26 ............        359       366,120
     8.000% 05/01/26 ............        377       384,664
     8.000% 06/01/26 ............        601       614,153
     8.000% 06/01/26 ............        145       147,946
     8.000% 06/01/26 ............        546       557,165
     8.000% 06/01/26 ............        649       662,523
     8.000% 06/01/26 ............        422       430,960
   FHLMC (TBA)**
     8.000% 12/31/25 ............        300       305,906
   FHLMC Series 1014 Class E
     7.950% 02/15/20 ............        645       654,328
   FHLMC Series 1860 Principal Only
     0.000% 02/15/24 ............      1,624       783,748
                                              ------------
                                                13,388,530
                                              ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 17.0%
     5.500% 04/01/01 ............        246       234,901
     5.500% 04/01/01 ............         24        22,808
     6.000% 10/01/01 ............      1,833     1,782,499
     6.000% 10/01/02 ............        163       158,202
     10.000% 02/01/05 ...........         50        53,253
     10.000% 01/01/10 ...........          8         8,411
     6.500% 09/01/25 ............      2,088     1,985,974
     7.000% 11/01/25 ............      2,308     2,252,176
     7.000% 12/01/25 ............      5,050     4,927,377
     7.000% 12/01/25 ............      1,129     1,101,207

                 See Accompanying Notes to Financial Statements

                                    PAR
                                   (000)          VALUE
                                -----------   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- (CONTINUED)
   FNMA (TBA)**
     7.000% 01/01/03 ............    $ 5,165   $ 5,173,070
     7.500% 12/31/26 ............      5,645     5,629,123
   FNMA 1991-165 Class M
     8.250% 12/25/21 ............         13        13,318
   FNMA Series 1996-5 Class PX
     Principal Only
     0.000% 11/25/23 ............        160        83,800
                                              ------------
                                                23,426,119
                                              ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 7.3%
     8.250% 08/15/04 ............          1         1,023
     9.000% 11/15/04 ............          2         1,678
     9.000% 12/15/04 ............          1         1,262
     8.250% 04/15/06 ............          2         2,001
     13.500% 07/15/14 ...........          1           946
     9.000% 06/15/16 ............         99       104,885
     8.000% 04/15/17 ............        178       181,672
     9.000% 10/15/17 ............        461       486,354
     9.000% 08/15/21 ............        754       795,971
     9.000% 01/15/25 ............        151       159,866
   GNMA (TBA)**
     8.000% 01/15/25 ............      8,230     8,384,313
                                              ------------
                                                10,119,971
                                              ------------
MISCELLANEOUS -- 2.0%
   National Archive Facility Trust
     COP (Aaa, AAA)
     8.500% 09/01/19 ............        433       477,327
   Tennessee Valley Authority
     Debentures (NR, AAA)
     6.090% 04/01/36 ............      2,195     2,219,694
                                              ------------
                                                 2,697,021
                                              ------------
   TOTAL AGENCY
     OBLIGATIONS
     (Cost $49,950,749) .........               49,631,641
                                              ------------
ASSET BACKED SECURITIES -- 2.0%
   Fleetwood Credit Corporation
     Grantor Trust, RV Retail
     Installment Sale Contracts
     Series 1993-B, Class A
     (Aaa, AAA)
     4.950% 08/15/08 ............          7         6,692
   Fleetwood Credit Corporation
     Grantor Trust, RV Retail
     Installment Sale Contracts
     Series 1994-A, Class A
     (Aaa, AAA)
     4.700% 07/15/09 ............         45        43,463
   Fleetwood Credit Corporation
     Grantor Trust, RV Retail
     Installment Sale Contracts
     Series 1994-B,
     Class A (Aaa, AAA)
     6.750% 03/15/10 ............        225       226,222

                                    PAR
                                   (000)          VALUE
                                 ----------    ------------
ASSET BACKED SECURITIES -- (CONTINUED)
   Goldome Credit Corporation
     Home Equity Trust Series
     1990-1, Class A (Aa2, AA)
     10.000% 07/15/05 ...........     $   17    $   17,744
   Green Tree Financial Corporation,
     Manufactured Housing Retail
     Installment Sales Contracts,
     Series 1993-4, Class A-2
     (Aa2, NR)
     5.850% 01/15/19 ............        105       104,738
   Green Tree Financial Corporation,
     Manufactured Housing Retail
     Installment Sales Contracts,
     Series 1995-5, Class A-3
     (Aaa, AAA)
     6.250% 10/15/25 ............        495       492,754
   Green Tree Financial Corporation,
     Manufactured Housing Retail
     Installment Sales Contracts,
     Series 1995-6, Class A-3
     (Aaa, AAA)
     6.650% 11/15/25 ............        130       129,698
   Green Tree Financial Corporation,
     Manufactured Housing Retail
     Installment Sales Contracts,
     Series 1995-7, Class A-2
     (Aaa, AAA)
     6.150% 11/15/26 ............        165       165,056
   Green Tree Financial Corporation,
     Manufactured Housing Retail
     Installment Sales Contracts,
     Series 1995-8, Class A-2
     (Aaa, AAA)
     6.150% 12/15/26 ............        135       134,911
   Green Tree Securitized Net
     Interest Margin Trust, REMIC,
     Series 1994-A, Class A
     (Baa3, NR)
     6.900% 02/15/04 ............        125       124,961
   Merrill Lynch Mortgage Investors,
     Inc., Manufactured Housing
     Retail Installment Sales
     Contracts, Series 1991-C,
     Class A (Aaa, AAA)
     9.000% 07/15/11 ............        121       125,623
   New York City Tax Lien
     Collateralized Bonds, Series
     1996-1, Class C (NR, A)
     7.110% 02/25/05 ............        844       850,318
   Vanderbilt Mortgage Finance,
     Manufactured Housing Retail
     Installment Sales Contracts,
     Series 1995-B, Class A3
     (Aaa, NR)
     6.675% 05/07/06 ............        185       184,246

                 See Accompanying Notes to Financial Statements

                                    PAR
                                   (000)          VALUE
                                -----------   -----------
ASSET BACKED SECURITIES -- (CONTINUED)
   World Omni Automobile Lease
     Securitization Trust, Retail
     Closed-End Lease Contracts
     Series 1995-A, Class A
     (Aaa, AAA)
     6.050% 11/25/01 ............     $  111    $  111,025
                                              ------------
   TOTAL ASSET BACKED
     SECURITIES
     (Cost $2,719,627) ..........                2,717,451
                                              ------------
COLLATERIZED MORTGAGED BACKED
SECURITIES -- 7.8%
   Asset Securitization Corporation
     Series 1994-MD2, Class A1
     (NR, NR)
     6.703% 07/07/03 ............         51        51,983
   Asset Securitization Corporation
     Series 1995-MD4, Class A1
     (NR, AAA)
     7.100% 08/13/29 ............      1,459     1,441,734
   Asset Securitization Corporation
     Series 1996-D3, Class A1B
     (Aaa, AAA)
     7.210% 10/13/26 ............      1,290     1,319,428
   Asset Securitization Corporation,
     Series 1996-MD6, Class A1C
     (Aaa, AAA)
     7.040% 10/11/11 ............      1,100     1,104,469
   Asset Securitization Corporation,
     Series 1996-MD6, Class A6
     (Baa2, BBB)
     6.767% 11/13/26+ ...........        650       652,438
   Carousel Center Finance Inc.
     Series 1, Class C, Rule 144A
     (NR, BBB+)
     7.527% 11/15/07 ............        440       444,856
   CBM Funding Corporation
     Series 1996-1, Class B (NR, A)
     7.480% 02/01/08 ............      1,000     1,015,938
   Chase Commercial Mortgage
     Securities Corp. Series 1996-2,
     Class A2 (NR, AAA)
     6.900% 09/19/06 ............        100        98,969
   Collateralized Mortgage
     Obligation Trust, REMIC
     Series 54, Class C (Aaa, AAA)
     9.250% 11/01/13 ............          2         2,418
   Kidder Peabody Acceptance
     Corporation Series 1993-M3,
     Class A (Aaa, AAA)
     6.500% 11/25/25 ............         28        28,241
   Kidder Peabody Acceptance
     Corporation Series 1994-C1,
     Class A (NR, AAA)
     6.650% 02/01/06 ............        170       168,710

                                    PAR
                                   (000)          VALUE
                                -----------    ------------
COLLATERIZED MORTGAGED BACKED
SECURITIES -- (CONTINUED)
   Kidder Peabody Acceptance
     Corporation Series 1994-C1,
     Class B (NR, AA)
     6.850% 02/01/06 ............     $  960    $  965,512
   Merrill Lynch Mortgage
     Investors, Inc. Series 1996-C2,
     Class A2 (NR, AAA)
     6.820% 11/21/28 ............        450       446,766
   Morgan Stanley Capital I Series
     1996-WF1, Class X Interest
     Only (Aaa, NR)
     1.424% 01/01/13 ............      4,715       363,998
   Morserv Inc. REMIC Series
     1994-1, Class 1A2 (Aaa, AAA)
     7.000% 10/25/25 ............        190       189,521
   PaineWebber Mortgage
     Acceptance Corp. IV
     Multifamily Mortgage
     Pass-Throughs Series 1995-M1,
     Class A 144A (NR, NR)****
     6.700% 01/15/07 ............      1,200     1,201,875
   PaineWebber Mortgage
     Acceptance Corp. IV
     Multifamily Mortgage
     Pass-Throughs Series 1995-M1,
     Class D 144A (NR, NR)****
     7.300% 12/15/02 ............        420       420,049
   Structured Asset Securities
     Corporation Series 1996-CFL,
     Class A1C (NR, AAA)
     5.944% 02/25/28 ............        880       856,645
   U.S. Dept. of Veterans Affairs,
     Vendee Mortgage Trust
     REMIC, Series 1995-2B,
     Class 2C (NR, NR)
     7.500% 10/15/15 ............         10        10,075
                                              ------------
   TOTAL COLLATERIZED
     MORTGAGED BACKED
     SECURITIES
     (Cost $10,887,995) .........               10,783,625
                                              ------------
DISCOUNTED COMMERCIAL PAPER -- 12.7%
   Cargill Inc.
     5.220% 03/18/97 ............      3,500     3,491,373
   Dresdmer US Finance Co.
     5.220% 03/13/97 ............      3,500     3,493,910
   E. I. DuPont de Nemours
     5.200% 03/19/97 ............      3,500     3,490,900
   Kimberly-Clark Co.
     5.220% 03/14/97 ............      3,500     3,493,403
   Pitney Credit Corp.
     5.220% 03/18/97 ............      3,500     3,491,373
                                              ------------
   TOTAL DISCOUNTED
     COMMERCIAL PAPER
     (Cost $17,460,956) .........               17,460,959
                                              ------------

                 See Accompanying Notes to Financial Statements

                   BEA U.S. CORE FIXED INCOME FUND (CONCLUDED)

                                   NUMER
                                 OF SHARES        VALUE
                                ------------    -----------
PREFERRED STOCK -- 2.7%
BANKING -- 1.5%
   California Federal Preferred
     Capital Corp. 9.125%
     Noncum. Exchangeable,
     Series A ...................     78,500   $ 2,001,750
FINANCIAL SERVICES -- 0.5%
   NBCapital TrustI,
     7.84% Cumulative ...........     27,250       679,547
REAL ESTATE -- 0.4%
   American Real Estate Corp.
     8.50% Cumulative,
     SeriesA ....................     23,700       616,200
UTILITIES -- 0.3%
   Long Island Lighting Co.
     7.05% Cumulative,
     Series QQ ..................     18,650       459,256
                                              ------------
TOTAL PREFERRED STOCK
   (Cost $3,724,183) ............                3,756,753
                                              ------------
WARRANTS***-- 0.0%
   Capital Pacific Holdings Group,
     Inc. Warrants expiring
     05/01/02 ...................      1,817         1,181
                                              ------------
   TOTAL WARRANTS
     (Cost $1,000) ..............                    1,181
                                              ------------
                                      PAR
                                     (000)
                                    ----------

U.S. TREASURY OBLIGATIONS -- 8.7%
U.S. TREASURY BONDS -- 6.5%
     7.625% 02/15/25 ............    $ 8,255     8,980,696
                                              ------------
U.S. TREASURY NOTES -- 2.2%
     6.625% 06/30/01 ............      2,090     2,110,398
     7.875% 11/15/04 ............        900       972,207
                                              ------------
                                                 3,082,605
                                              ------------
   TOTAL U.S. TREASURY
     OBLIGATIONS
     (Cost $12,290,785) .........               12,063,301
                                              ------------
SHORT TERM INVESTMENTS -- 6.1%
   BBH Grand Cayman U.S.
     Dollar Time Deposit
     4.719% 03/03/97 ............      8,414     8,414,000
                                              ------------
     TOTAL SHORT TERM
        INVESTMENTS
        (Cost $8,414,000) .......                8,414,000
                                              ------------
   TOTAL INVESTMENTS
     AT VALUE -- 112.8%
     (Cost $155,313,361*) .......             $155,572,935

   LIABILITIES IN EXCESS OF
     OTHER ASSETS -- (12.8%) ....              (17,598,677)
                                              ------------


                                                  VALUE
                                               -----------
   NET ASSETS (Applicable to
     8,983,762 BEA Institutional
     Shares)-- 100.0% ...........             $137,974,258
                                              ============
   NET ASSET VALUE, OFFERING
     PRICE AND REDEMPTION PRICE
     PER BEAINSTITUTIONAL SHARE
     ($137,974,258 / 8,983,762) .                   $15.36
                                                    ======

* Also cost for Federal income tax purposes at February 28, 1997.
  The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation ......              $ 1,506,242
        Gross Depreciation ......               (1,246,668)
                                               ------------
        Net Appreciation ........              $   259,574
                                               ============
  ** Securities were acquired on a delayed delivery basis.
 *** Non-income producing securities.
**** Certain conditions for public sales may exist.
   + Variable rate  obligations -- The interest shown is the rate as of February
     28, 1997.
  ++ Step Bond -- The interest rate as of February 28, 1997 is 0% and will reset to interest  shown at a future date.
+++  Securities  have no stated maturity date.
++++ Guaranteed by Grupo Sidek, S.A. de C.V. and Grupo Situr S.A. de C.V.
 (a) With additional 1,000,000 rights attached, expiring 06/03/2006, with no market value.

The Moody's Investors Service, Inc. and Standard & Poor's Ratings Group ratings indicated are the most recent ratings available at February 28, 1997 and are unaudited.

                            INVESTMENT ABBREVIATIONS

COP ..........................Certificate of Participation
FRN ....................................Floating Rate Note
TBA .......................................To Be Announced

AT FEBRUARY 28, 1997, NET ASSETS CONSISTED OF:

                                                 AMOUNT
                                              ------------
Capital Paid-In .................             $135,330,257
Accumulated Net Investment Income                1,446,334
Accumulated Net Realized Gain on
   Security and Foreign Exchange
   Transactions .................                  928,804
Net Unrealized Appreciation on
   Investments and Other ........                  268,863
-----------------------------------------------------------
NET ASSETS ......................             $137,974,258
-----------------------------------------------------------

                 See Accompanying Notes to Financial Statements

                        BEA STRATEGIC GLOBAL INCOME FUND
                           PORTFOLIO MANAGER'S LETTER
                                                                   April 4, 1997

Dear Shareholders:

We are pleased to report on the results of the BEA Strategic Global Fixed Income Fund (the "Fund") and BEA's investment strategy for the six months ended February 28, 1997.

PERFORMANCE REVIEW
At February 28, 1997, the net asset value ("NAV") of the Fund was $15.56, compared to an NAV of $15.82 on August 31, 1996. As a result, the Fund's total return (assuming reinvestment of dividends and distributions) was 3.2%. By comparison, the unhedged J.P. Morgan Global Government Bond Index (GBI) gained 0.01% during the same period.

MARKET REVIEW
Within the GBI benchmark, the U.K. and dollar-based nations generated the highest results over the six months. Driven by the strength of the pound, the U.K. returned 12.0%, while Canada rose 8.8%, the U.S. 4.6% and Australia 3.4%. All other markets posted negative results, with Germany (-6.8%), the Netherlands (-6.6%) and Japan (-6.2%) at GBI's bottom. Both collectively and individually, emerging markets performed dramatically better: J.P. Morgan's Emerging Market Bond Index rose 20% and its 10 country markets posted returns ranging from 40.8% (Bulgaria) to 16.7% (Brazil).

PORTFOLIO REVIEW
We attribute the Fund's outperformance during the period to two principal factors. The first is country selection, which was beneficial in several ways: o We took profits in markets whose prices, we felt, had reached unsustainable levels. Most notable in this regard were the high-yielding European nations, which we reduced to a neutral allocation relative to GBI from an overweight; and Argentina, whose credit profile showed great improvement; o We overweighted the U.K., which greatly benefited from the appreciation of the pound; o We completely exited from Japan; and o We included a modest allocation to emerging markets, which performed very well. The second factor is our view on world currencies. We overweighted the Fund's U.S. dollar position based on our belief that the dollar would significantly appreciate against the yen and deutschemark (which did occur). Although we continue to be optimistic about the dollar's strength, we chose to realize some gains and somewhat reduce our dollar exposure.

OUTLOOK
We do not currently sense any firm direction for global fixed income. Looking ahead, it appears unlikely that the strong performance of 1996 will persist throughout 1997. This scenario is even more probable now that the Federal Reserve has altered the investment landscape by raising short-term U.S. interest rates. For the time being, then, we feel it is most appropriate to exercise caution and pursue opportunities with greater selectivity. Our near-term approach will likely include raising the Fund's allocation to emerging markets, whose economic development is generating twin benefits of improving fiscal conditions and higher creditworthiness; and increasing exposure to "second-tier" local currencies such as the Portuguese escudo and the Australian dollar.

                           PORTFOLIO MANAGER'S LETTER

We are more optimistic on a longer-term basis, with our optimism tempered by concern over the U.S. interest-rate climate. While rising rates may have a somewhat negative spillover effect onto non-U.S. financial markets, it is more likely that U.S. rates will impact other economies less than in the past, suggesting the probability that non-U.S. markets will decouple from the U.S. In our judgment, the potential for investors in global debt to profit from this decoupling is highest in Europe, Latin America and selected other emerging markets:

[BULLET] The European investment climate benefits from the fiscal discipline imposed by the drive toward European Monetary Union, low and stable interest rates and a general absence of inflationary pressures.
[BULLET] In Latin America, the broad-based economic expansion following the 1994-95 peso crisis appears increasingly robust and the region's markets collectively are less vulnerable to U.S. rate-tightening than those of other developing nations.
[BULLET] Other emerging markets that we find especially attractive include
         Russia, whose upcoming loan refinancing could be quite profitable for investors; and South Africa, whose economy is beginning an extended recovery process that should prove beneficial for holders of the nation's debt and currency.

As developments occur in the global fixed income markets or at BEA that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

BEA Fixed Income Management Team

Robert J. Moore, Executive Director
Gregg M. Diliberto, Managing Director
Mark K. Silverstein, Senior Vice President
Robert W. Justich, Senior Vice President
William P. Sterling, Executive Director

                        BEA STRATEGIC GLOBAL INCOME FUND
                     PORTFOLIO MANAGER'S LETTER (CONCLUDED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA GLOBAL FIXED INCOME FUND AND THE JP MORGAN GLOBAL GOVERNMENT BOND INDEX (UNHEDGED) FROM INCEPTION 6/28/94, PERIOD ENDED 7/31/94, AND AT EACH QUARTER END.

[LINE GRAPH]

BEA Strategic Global Fixed Income Fund
Total Returns and Graph Plot Points



                                                            J.P. Morgan
                            BEA Strategic Global Fixed    Govt. Bond Index
          DATES                   INCOME FUND                (UNHEDGED)

       06/28/94                     $10,000                   $10,000
       07/31/94                     $10,027                   $10,115
       08/31/94                     $10,001                   $10,089
       11/30/94   `                 $10,045                   $10,161
       02/28/95                     $10,274                   $10,659
       05/31/95                     $11,156                   $11,696
       08/31/95                     $11,072                   $11,496
       11/30/95                     $11,574                   $12,003
       02/29/96                     $11,668                   $11,957
       05/31/96                     $11,831                   $11,907
       08/31/96                     $12,140                   $12,283
       11/30/96                     $12,815                   $12,776
       02/28/97                     $12,531                   $12,284


AVERAGE ANNUAL TOTAL RETURN
One Year       7.39%
From Inception 8.79%

         Note: Past performance is not predictive of future performance.

                     BEA STRATEGIC GLOBAL FIXED INCOME FUND
                               OF THE RBB FUND,INC.
                             STATEMENT OF NET ASSETS
                                FEBRUARY 28, 1997
                                   (UNAUDITED)

                                    PAR
                                   (000)          VALUE
                                 ----------   -------------

INTERNATIONAL BONDS -- 41.9%
ARGENTINA -- 1.3%
   Republic of Argentina FRB
     (B1, BB-)+
     6.625% 03/31/05 .........$          588    $  531,405
                                              ------------
AUSTRALIA -- 2.7%
   Queensland Treasury Corp.
     Global Bonds (NR, NR)
     8.000% 07/14/99 .........AUD        630       502,441
   Treasury Corporation of Victoria
     Global Bonds (Aa1, AA+)
     8.250% 10/15/03 .........           770       617,202
                                              ------------
                                                 1,119,643
                                              ------------
BRAZIL -- 0.5%
   Federal Republic of Brazil
     Interest Due Bonds FRN
     Series A (B1, NR)+
     6.500% 01/01/01 .........$          218       213,286
                                              ------------
CANADA -- 2.1%
   Government of Canada
     Debentures  (Aa1, AAA)
     8.750% 12/01/05 .........CND      1,000       850,238
                                              ------------
FRANCE -- 1.8%
   Republic of France Treasury
     Bonds-O.A.T. (Aaa, NR)
     7.500% 04/25/05 .........FF       3,600       730,177
                                              ------------
GERMANY -- 7.2%
   Federal Republic of Germany
     Eurobonds (Aaa, NR)
     7.250% 10/21/02 .........DEM      2,000     1,328,865
     6.000% 02/16/06 .........         2,630     1,623,921
                                              ------------
                                                 2,952,786
                                              ------------
ITALY -- 1.5%
   Republic of Italy Debentures
     (Aa3, AAA)
     8.500% 01/01/04 .........ITL  1,025,000       639,280
                                              ------------
MEXICO -- 1.4%
   United Mexican States Par Bond
     Series A (Ba2, BB)(a)
     6.250% 12/31/19 .........$          750       574,219
                                              ------------
NETHERLANDS -- 3.0%
   Netherlands Government Bonds
     (NR, NR)
     5.750% 01/15/04 .........NLG      2,250     1,232,942
                                              ------------
                                    PAR
                                   (000)          VALUE
                                -----------   ------------
RUSSIA -- 0.8%
   Bank of Foreign Economic
     Affairs of The USSR
     (Vneshekonombank Bank)
     (When Issued) (NR, NR)
     13.000% 01/15/21 ........$          575    $  349,672
                                              ------------
SPAIN -- 1.8%
   Kingdom of Spain Debentures
     (Aa2, NR)
     8.000% 05/30/04 .........ESP     99,000       738,986
                                              ------------
SUPRANATIONAL -- 9.0%
   International Bank For
     Reconstruction & Development
     Japanese Yen Global Bonds
     (Aaa, AAA)
     5.250% 03/20/02 .........JPY    379,500     3,700,463
                                              ------------
SWEDEN -- 1.5%
   Nordic Investment Bank
     Global Notes (Aaa, AAA)
     6.250% 02/08/99 .........SEK      4,500       619,386
                                              ------------
UNITED KINGDOM -- 7.3%
   U.K. Treasury Gilt Bonds
     (Aaa, NR)
     7.500% 12/07/06 .........GBP      1,800     2,992,311
                                              ------------
   TOTAL INTERNATIONAL
     BONDS
     (Cost $17,728,661) ......                  17,244,794
                                              ------------
U.S. TREASURY OBLIGATIONS -- 36.1%
U.S. TREASURY NOTES -- 36.1%
     5.375% 05/31/98 .........$          155       154,186
     6.625% 06/30/01 .........         1,200     1,211,712
     6.375% 09/30/01 .........         2,000     1,999,480
     6.125% 12/31/01 .........         1,000       989,430
     7.250% 05/15/04 .........         2,610     2,720,768
     7.500% 02/15/05 .........         4,000     4,234,920
     7.000% 07/15/06 .........         1,500     1,542,300
     6.500% 10/15/06 .........         2,000     1,987,120
                                              ------------
                                                14,839,916
                                              ------------
   TOTAL U.S. TREASURY
     OBLIGATIONS
     (Cost $15,182,244) ......                  14,839,916
                                              ------------
SHORT TERM INVESTMENTS -- 21.7%
   BBH Grand Cayman U.S. Dollar
     Time Deposit
     4.719% 03/03/97 .........         8,931     8,931,000
                                              ------------
   TOTAL SHORT TERM
     INVESTMENTS
     (Cost $8,931,000) .......                   8,931,000
                                              ------------

                 See Accompanying Notes to Financial Statements.

\                                      34

               BEA STRATEGIC GLOBAL FIXED INCOME FUND (CONCLUDED)

                                                  VALUE
                                              -------------
   TOTAL INVESTMENTS
     AT VALUE -- 99.7%
     (Cost $41,841,905*) .....                 $41,015,710

   OTHER ASSETS IN EXCESS
     OF LIABILITIES -- 0.3% ...                    140,740
                                              ------------
   NET ASSETS (Applicable to
     2,644,733 BEA Institutional
     Shares) -- 100.0% ........                $41,156,450
                                              ============
   NET ASSET VALUE, OFFERING
     PRICE AND REDEMPTION
     PRICE PER BEA
     INSTITUTIONAL SHARE
     ($41,156,450 / 2,644,733)                      $15.56
                                                    ======

* Also cost for Federal income tax purposes at February 28, 1997.
  The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation ...                  $  511,611
        Gross Depreciation ...                  (1,337,806)
                                                ----------
        Net Depreciation .....                  $ (826,195)
                                                ==========
+ Variable rate obligations -- The interest shown is the rate as of February 28, 1997.
(a) With an additional 750,000 rights attached, expiring 06/03/2006, with no market value.

The Moody's Investors Service, Inc. and Standard & Poor's Ratings Group ratings indicated are the most recent ratings available at February 28, 1997 and are unaudited.

                             CURRENCY ABBREVIATIONS
AUD ....................................Australian Dollars
CND ......................................Canadian Dollars
DEM ..................................German Deutschemarks
ESP .......................................Spanish Pesetas
FF ..........................................French Francs
GBP .................................United Kingdom Pounds
ITL ..........................................Italian Lira
JPY ..........................................Japanese Yen
NLG ...................................Netherlands Guilder
SEK .........................................Swedish Krona

                            INVESTMENT ABBREVIATIONS
FRB ....................................Floating Rate Bond
FRN                                     Floating Rate Note

AT FEBRUARY 28, 1997, NET ASSETS CONSISTED OF:

                                                  AMOUNT
                                              --------------
Capital Paid-In ..............                 $40,715,899
Accumulated Net Investment Income                  572,467
Accumulated Net Realized Gain on
   Security and Foreign Exchange
   Transactions ..............                     771,224
Net Unrealized Depreciation on
   Investments, Foreign Currency
   Contracts and Other .......                    (903,140)
----------------------------------------------------------
NET ASSETS ...................                 $41,156,450
----------------------------------------------------------

                 See Accompanying Notes to Financial Statements.

                               BEA HIGH YIELD FUND
                           PORTFOLIO MANAGER'S LETTER
                                                                   April 4, 1997

Dear Shareholders:

We are pleased to report on the results of the BEA High Yield Fund (the "Fund") and BEA's investment strategy for the six months ended February 28, 1997.

PERFORMANCE REVIEW
At February 28, 1997, the net asset value ("NAV") of the Institutional Class of Shares was $16.70, compared to an NAV of $16.09 on August 31, 1996. As a result, the Institutional Class ofShares generated a total return (assuming reinvestment of dividends) of 8.6%. By comparison, the CS First Boston High Yield Index (the "Index") gained 9.0% during the same period. The NAV of the Advisor Class of Shares was $16.69 at February 28, 1997 compared to an NAV of $16.21 on 11/1/96 (commencement of operations). As a result, the total return for the Advisor Class ofShares was 5.28% for the period November 1, 1996 through February 28, 1997. By comparison the Index gained 6.26% during the same period.

MARKET REVIEW
The strength of the high yield market in 1996 continued through the first two months of 1997:

[BULLET] Demand for high yield instruments remained robust, resulting both from the search by investors for more yield than is available from investment-grade instruments and the increasing acceptance of high yield as a mainstream asset class.
[BULLET] Investment in high yield mutual funds by individuals maintained its blistering pace. According to AMG Data Services, net fund inflows for January and February totaled $4.2 billion, 133% higher than the $1.8 billion generated during the same period in 1996.
[BULLET] Institutional demand also was strong, as evidenced by aggregate new issuance of $15.0 billion, a 65% jump over last year's two-month total of $9.1 billion. The average market-weighted new-issue offer yield was 10.55% at the end of February, versus 10.01% in January and 10.62% for 1996 as a whole.
[BULLET] The overall U.S. macroeconomic environment remains positive, with moderate growth, little near-term threat of inflation and relatively stable interest rates. Under such conditions, demand should continue to be strong and issuer defaults should stay below historical averages.

PORTFOLIO REVIEW
The Fund outperformed the general high yield market (as represented by the benchmark CS First Boston High Yield Index) for most of the period. Overall underperformance can be attributed to several developments that occurred during 1996's fourth quarter:

[BULLET] The return of the CS First Boston index in December was substantially overstated relative to that of the other widely used high yield indices (I.E., Salomon Brothers, Merrill Lynch, Lehman Brothers) due to differences in the composition of its BB-rated holdings. This unusual discrepancy caused the Fund's results to appear unwarrantedly low in comparison.
[BULLET] Our holdings in wireless cable were hurt by the news that NYNEX and Bell Atlantic, minority owners of CAI Wireless, were no longer interested in pursuing entry into the video field through the use of wireless technologies.
[BULLET] The paging sector was hurt by problems reported by MobileMedia, the second-largest domestic paging company.

In managing the Fund, our general investment approach remains the allocation of overweighted positions to industries that we believe have a good operating outlook and could benefit from consolidation trends. Within the industries, we favor companies that we believe offer operating performance improvement and deleveraging potential over the longer term; those whose core operations should perform relatively well regardless of the state of the economy; and those which may be desirable candidates for future mergers and acquisitions (M&A) activity.

                               BEA HIGH YIELD FUND
                     PORTFOLIO MANAGER'S LETTER (CONTINUED)

Over the last few months, we have revised our views on several of the portfolio's industry concentrations. Although we still consider the broad TELECOMMUNICATIONS field (the Fund's largest industry overweighting relative to the benchmark) attractive, for example, we have reduced positions in selected sectors, notably wireless communications, paging and cable TV. Our intention is to sharpen the Fund's focus on providers of traditional telephone service. The brisk M&A activity in the latter sector over the last few months (E.G., British Telecom/MCI Communications, WorldCom/MFS Communications, SBC Communications/Pacific Telesis) has been positive for the securities of many associated companies.

After telecommunications, the portfolio's next-highest sector allocation is to the GAMING industry. Although our investment thesis regarding gaming is very much intact (I.E., it is growing and consolidating and is relatively less affected by the macroeconomic environment), we have taken a more cautious view on the industry's presence in Atlantic City. Recent declines in casino operating margins and cash flows there indicate that operating performance is experiencing some deterioration. For the time being, then, we consider it most appropriate to maintain existing positions without replacing bonds that have been redeemed.

We have slightly increased the Fund's exposure to two industry sectors during the period. One sector is health care, which we favor for its generally stable operating profile. The other is energy (I.E., the exploration and production of oil and gas), whose long-term fundamentals are strong despite a recent slide in oil and gas prices.

OUTLOOK
Like most fixed income markets, high yield became increasingly volatile as 1997 began, in anticipation of a long-expected increase in interest rates by the Federal Reserve. Such volatility continued even after the Fed finally raised short-term rates by a modest 25 basis points in late March. Our near-term view, therefore, is one of caution, and we are closely monitoring economic and financial news accordingly.

A cautious approach is particularly appropriate in light of high yield instruments' sensitivity not only to the interest-rate environment, but also to investor perceptions of corporate earnings as reflected by fluctuations in the prices of specific equities. With this in mind, we note that near-term volatility on an individual-credit basis should also be driven by the high seasonal level of equity-related earnings announcements.

Longer-term, the picture remains bright. The macroeconomic climate continues to be favorable, default risk ought to stay low and generally positive corporate performance should persist. We consider two other factors notably auspicious, as well. First, the rapid growth of retirement plan assets is compelling institutions to seek new ways of diversifying their portfolios' overall risk. Second, many institutions have already added emerging markets debt (whose credit quality is similar to that of high yield) to their asset mixes and, therefore, are becoming more comfortable with the concept of below-investment-grade fixed income.

As developments occur that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

BEA High Yield Management Team

Richard J. Lindquist, CFA, Executive Director
Misia Dudley, Senior Vice President
Marianne Rossi, CFA, Senior Vice President
John Tobin, CFA, Senior Vice President

                               BEA HIGH YIELD FUND
                     PORTFOLIO MANAGER'S LETTER (CONCLUDED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BEA HIGH YIELD FUND AND THE CS FIRST BOSTON HIGH YIELD INDEX FROM INCEPTION 3/1/93 AND AT EACH QUARTER END.

[LINE GRAPH]

BEA High Yield Fund
Total Returns and Graph Plot Points

                                                            First Boston
                                 BEA High                    High Yield
Dates                    Yield Fund Institutional        Index Institutional

03/01/93                        $10,000                       $10,000
04/31/93                        $10,607                       $10,419
08/31/93                        $11,294                       $10,809
11/30/93                        $11,872                       $11,209
02/28/94                        $12,128                       $11,570
05/31/94                        $11,484                       $11,143
08/31/94                        $11,539                       $11,201
11/30/94                        $11,449                       $11,123
02/28/95                        $10,961                       $11,638
05/31/95                        $12,010                       $12,370
08/31/95                        $12,439                       $12,680
11/30/95                        $12,784                       $13,029
02/29/96                        $13,665                       $13,516
05/31/96                        $13,990                       $13,662
08/31/96                        $13,984                       $13,965
11/30/96                        $14,571                       $14,547
02/28/97                        $15,190                       $15,219


AVERAGE ANNUAL TOTAL RETURN
One Year       11.17%
From Inception 11.02%

Note: Past performance is not predictive of future performance.

                               BEA HIGH YIELD FUND
                               OF THE RBB FUND,INC.
                             STATEMENT OF NET ASSETS
                                FEBRUARY 28, 1997
                                   (UNAUDITED)

                                    PAR
                                   (000)          VALUE
                                -----------   ------------

CORPORATE BONDS -- 96.5%
BROADCASTING -- 7.2%
   Allbritton Communications
     Company Senior Subordinated
     Debentures, Series B (B3, B-)****
     9.750% 11/30/07 ............     $  700    $  700,000
   American Radio Systems Corp.
     Gtd. Senior Subordinated
     Notes (B2, B-)
     9.000% 02/01/06 ............        500       515,000
   Australis Holdings PTY Ltd.
     144A Yankee Units (B2, NR)+
     15.000% 11/01/02 ...........        294       173,460
   Australis Media Ltd. Yankee Gtd.
     Senior Subordinated Discount
     Notes (NR, NR)+
     0.000% 05/15/03 ............        900       522,000
   Capstar Broadcasting Partners, Inc.
     144A Senior Discount Notes
     (NR, NR)+
     12.750% 02/01/09 ...........        500       292,500
   Chancellor Radio Broadcasting
     Company Senior Subordinated
     Notes (B3, B-)
     9.375% 10/01/04 ............        500       513,750
   EchoStar Communications Corp.
     Gtd. Senior Discount Notes
     (B2, B)+
     12.875% 06/01/04 ...........      1,100       954,250
   Granite Broadcasting Corp.
     Senior Subordinated Notes
     (B3, B-)****
     9.375% 12/01/05 ............        450       448,875
   Jacor Communications Co. Senior
     Subordinated Notes (B2, B)
     9.750% 12/15/06 ............        500       532,500
   NWCG Holding Corp. Senior
     Discount Notes Series B
     (Ba2, BBB-)
     15.000% 06/15/99 ...........      1,000       858,750
   Sinclair Broadcast Group Senior
     Subordinated Notes (B2, B)
     10.000% 09/30/05 ...........        800       832,000
   Young Broadcasting, Inc. Gtd.
     Senior Subordinated Notes
     Series B (B2, B)****
     9.000% 01/15/06 ............        500       493,750
                                              ------------
                                                 6,836,835
                                              ------------
BUSINESS SERVICES -- 0.4%
   Intertek Finance Plc 144A Yankee
     Senior Subordinated Notes
     (B2, NR)
     10.250% 11/01/06 ...........        400       422,500
                                              ------------

                                    PAR
                                   (000)          VALUE
                                -----------    ------------
CABLE -- 11.4%
   Adelphia Communications Corp.
     144A Senior Notes (NR, NR)
     9.875% 03/01/07 ............     $  350    $  341,250
   Bell Cablemedia Plc Yankee
     Discount Bonds (B2, BB-)+
     11.950% 07/15/04 ...........      1,000       880,000
   Cablevision Systems Corp.
     Senior Subordinated
     Debentures (B2, B)
     9.875% 02/15/13 ............      1,000     1,001,250
   Charter Communications
     Southeast, L.P. Senior Notes,
     Series B (B3, B)
     11.250% 03/15/06 ...........        900       969,750
   Comcast U.K. Cable Partners Ltd.,
     Yankee Senior Debentures
     (B2, B)+
     11.200% 11/15/07 ...........      1,000       717,500
   Diamond Cable Communications Plc
     144A Senior Discount Notes
     (NR, NR)+
     10.750% 02/15/07 ...........        500       306,250
   DIVA Systems Corporation Units
     144A (NR, NR)+
     13.000% 05/15/06 ...........      2,250     1,206,562
   Falcon Holding Group L.P.
     Senior Subordinated Notes
     PIK Bonds (NR, NR)
     11.000% 09/15/03 ...........        969       871,968
   Helicon Group L.P. Senior
     Secured Notes Series B (B1, B)
     11.000% 11/01/03 ...........        850       871,250
   International CableTel, Inc.
     Senior Deferred Coupon
     Notes Series A (B3, B)+
     12.750% 04/15/05 ...........        750       564,375
   Lenfest Communications, Inc.
     Senior Notes (Ba3, BB+)
     8.375% 11/01/05 ............        500       485,625
   Marcus Cable L.P. Senior
     Discount Notes (Caa, B)+
     14.250% 12/15/05 ...........        950       705,375
   Rifkin Acquisition Partners L.P.
     Senior Subordinated Notes
     (B3, NR)****
     11.125% 01/15/06 ...........        500       531,875
   Rogers Communications, Inc.
     Yankee Senior Notes (B2, BB-)
     9.125% 01/15/06 ............        550       551,375

                 See Accompanying Notes to Financial Statements.

                                    PAR
                                   (000)          VALUE
                                -----------    -----------
CABLE -- (CONTINUED)
   United International Holdings,
     Inc. Senior Secured Discount
     Notes, Series B (B3, B-)
     0.000% 11/15/99 ............    $ 1,150   $   856,750
                                              ------------
                                                10,861,155
                                              ------------
CHEMICALS -- 2.1%
   Freedom Chemicals, Inc. 144A
     Senior Subordinated Notes
     (B3, B-)
     10.625% 10/15/06 ...........        500       531,250
   Harris Chemical North America
     Senior Secured Debentures
     (B2, B+)
     10.250% 07/15/01 ...........        400       421,000
   International Specialty Products,
     Inc. 144A Senior Notes
     (Ba3, B+)
     9.750% 02/15/02 ............        389       413,312
   Sterling Chemical Holdings
     Senior Discount Notes
     (Caa, B+)+
     13.500% 08/15/08 ...........      1,000       661,250
                                              ------------
                                                 2,026,812
                                              ------------
COMPUTERS -- 0.9%
   Advanced Micro Devices, Inc.
     Senior Secured Notes
     (Ba1, BB-)
     11.000% 08/01/03 ...........        750       842,812
                                              ------------
CONSTRUCTION & BUILDING
   MATERIALS -- 1.1%
   Southdown, Inc. 144A Senior
     Subordinated Notes (B1, B+)
     10.000% 03/01/06 ...........        500       532,500
   Waxman Industries, Inc. Senior
     Notes, Series B (Caa, CCC+)+
     12.750% 06/01/04 ...........        600       493,500
                                              ------------
                                                 1,026,000
                                              ------------
CONSUMER PRODUCTS & SERVICES -- 2.0%
   Coinstar, Inc. 144A Units
     (NR, NR)+
     13.000% 10/01/06 ...........        525       368,812
   Jordan Industries, Inc. Senior
     Notes (B3, B+)
     10.375% 08/01/03 ...........        750       755,625
   Renaissance Cosmetics, Inc. 144A
     Senior Notes (B3, B-)
     11.750% 02/15/04 ...........        500       518,750

                                    PAR
                                   (000)          VALUE
                                -----------    ------------
CONSUMER PRODUCTS & SERVICES -- (CONTINUED)
   E&S Holdings Corporation Senior
     Subordinated Notes, Series B
     (B3, B-)
     10.375% 10/01/06 ...........     $  250    $  263,125
                                              ------------
                                                 1,906,312
                                              ------------
ELECTRONICS -- 1.8%
   Exide Electronics Group, Inc.
     Units 144A (B3, B)****
     11.500% 03/15/06 ...........        550       585,750
   Unisys Corporation Senior
     Notes Series B (B1, B+)
     12.000% 04/15/03 ...........      1,000     1,097,500
                                              ------------
                                                 1,683,250
                                              ------------
ENERGY -- 4.3%
   Cliffs Drilling Co. Senior Notes
     Series B (B1, NR)****
     10.250% 05/15/03 ...........        600       645,000
   Forcenergy, Inc. Senior
     Subordinated Notes (B2, B)
     9.500% 11/01/06 ............        500       527,500
   HS Resources, Inc. 144A Senior
     Subordinated Notes (B2, B)
     9.250% 11/15/06 ............        500       518,125
   Kelley Oil & Gas Corp. 144A
     Senior Subordinated Notes
     (B3, B-)
     10.375% 10/15/06 ...........        500       533,750
   Mesa Operating Co. Gtd. Senior
     Subordinated Discount Notes
     (B2, B)+
     11.625% 07/01/06 ...........        750       543,750
   Mesa Operating Co. Senior
     Subordinated Notes (B2, B)
     10.625% 07/01/06 ...........        250       277,500
   Nuevo Energy Company Senior
     Subordinated Notes (B1, B+)
     9.500% 04/15/06 ............        500       532,500
   Plains Resources, Inc. Senior
     Subordinated Notes, Series B
     (B2, B-)****
     10.250% 03/15/06 ...........        500       542,500
                                              ------------
                                                 4,120,625
                                              ------------
ENTERTAINMENT -- 2.2%
   American Skiing Company Senior
     Subordinated Notes, Series B
     (B3, CCC+)
     12.000% 07/15/06 ...........        400       418,000
   AMF Group, Inc. Senior
     Discount Notes Series B
     (B2, B-)+
     12.250% 03/15/06 ...........        750       537,187

                 See Accompanying Notes to Financial Statements.

                                    PAR
                                   (000)          VALUE
                                -----------    ------------
ENTERTAINMENT -- (CONTINUED)
   AMF Group, Inc. Senior
     Subordinated Notes,
     (B2, B-)****
     10.875% 03/15/06 ...........     $  600    $  657,000
   Premier Parks Inc. Senior
     Notes (B2, B+)
     9.750% 01/15/07 ............        500       525,000
                                              ------------
                                                 2,137,187
                                              ------------
FINANCIAL SERVICES -- 0.8%
   Fifth Mexican Acceptance Corp.
     Rule 144A Notes (NR, NR)
     8.000% 12/15/98**/**** .....      1,040       249,600
   Imperial Credit Industries, Inc.
     144A Senior Notes (B1, B+)
     9.875% 01/15/07 ............        500       517,500
                                              ------------
                                                   767,100
                                              ------------
FOOD & BEVERAGE -- 3.2%
   CFP Holdings, Inc. 144A
     Guaranteed Senior
     Notes (B3, B+)
     11.625% 01/15/04 ...........        500       530,000
   Delta Beverage Group 144A
     Senior Notes (B2, B+)
     9.750% 12/15/03 ............        500       525,000
   Fresh Del Monte Produce N.V.
     Yankee Senior Notes, Series B
     (CAA, CCC)
     10.000% 05/01/03 ...........      1,500     1,503,750
   International Home Foods, Inc.
     144A Senior Subordinated
     Notes (B2, B-)
     10.375% 11/01/06 ...........        500       527,500
                                              ------------
                                                 3,086,250
                                              ------------
HEALTH CARE -- 5.5%
   Beverly Enterprises, Inc. Gtd.
     Senior Notes (B1, B+)
     9.000% 02/15/06 ............        300       305,250
   General Medical Corp.
     Subordinated Debentures,
     Series A PIK Bonds
     (CAA, B-)
     12.125% 08/15/05 ...........      1,125     1,271,160
   Health O Meter, Inc. Units
     (B3, B-)
     13.000% 08/15/02 ...........        250       281,250
   Mariner Health Group, Inc.
     Senior Subordinated Notes
     (B2, B)
     9.500% 04/01/06 ............        500       510,000

                                    PAR
                                   (000)          VALUE
                                ----------    -------------
HEALTH CARE -- (CONTINUED)
   Paracelsus Healthcare Corp.
     Senior Subordinated Notes
     (B1, B)
     10.000% 08/15/06 ...........     $  600    $  589,500
   Quest Diagnostics, Inc. Senior
     Subordinated Notes (B2, B+)
     10.750% 12/15/06 ...........        500       525,625
   Regency Health Services, Inc.
     Gtd. Senior Subordinated
     Notes (B2, B-)
     9.875% 10/15/02 ............        250       259,375
   Regency Health Services, Inc.
     Subordinated Notes (B3, B-)
     12.250% 07/15/03 ...........        650       699,563
   Tenet Healthcare Corp. Senior
     Subordinated Notes (Ba3, B+)
     8.625% 01/15/07 ............        500       513,125
   Unison HealthCare Corp. 144A
     Gtd. Senior Notes (B3, B)
     12.250% 11/01/06 ...........        250       270,313
                                              ------------
                                                 5,225,161
                                              ------------
INDUSTRIAL GOODS & MATERIALS -- 4.7%
   Alvey Systems, Inc. 144A Senior
     Subordinated Notes (B3, B-)
     11.375% 01/31/03**** .......        100       106,000
   CSK Auto, Inc. 144A Senior
     Subordinated Notes (B3, B-)
     11.000% 11/01/06 ...........        500       525,000
   Delco Remy International, Inc.
     144A Gtd. Senior Subordinated
     Notes (B2, B-)****
     10.625% 08/01/06 ...........        500       536,250
   Derlan Manufacturing, Inc. 144A
     Yankee Senior Notes (B3, B+)
     10.000% 01/15/07 ...........        500       518,750
   Haynes International, Inc. Senior
     Notes (B3, B-)
     11.625% 09/01/04 ...........        500       548,750
   LDM Technologies, Inc. 144A
     Senior Subordinated Notes
     (B3, B-)
     10.750% 01/05/07 ...........        400       423,000
   Loomis, Fargo & Co.144A Senior
     Subordinated Notes (B3, B)
     10.000% 01/15/04 ...........        400       414,000
   Safelite Glass Corp. 144A Senior
     Subordinated Notes
     (B3, B)
     9.875% 12/15/06 ............        350       369,250

                 See Accompanying Notes to Financial Statements.

                                    PAR
                                   (000)          VALUE
                                -----------   -------------
INDUSTRIAL GOODS & MATERIALS -- (CONTINUED)
   Venture Holdings Trust Gtd.
     Senior Subordinated Notes
     (B3, B)
     9.750% 04/01/04 ............     $  781    $  736,093
                                              ------------
                                                 4,177,093
                                              ------------
METALS & MINING -- 4.3%
   Acme Metals, Inc. Senior
     Secured Debentures (B1, B)+
     13.500% 08/01/04 ...........      1,000     1,075,000
   Gulf States Steel, Inc.
     First Mortgage Notes (B1, B)
     13.500% 04/15/03 ...........        300       288,750
   Ivaco, Inc. Yankee Senior Notes
     (B1, B+)
     11.500% 09/15/05 ...........        500       537,500
   Kaiser Aluminum and Chemical
     Corp. 144A Senior Notes
     (B1, B)
     10.875% 10/15/06 ...........        400       434,000
   Kaiser Aluminum and Chemical
     Corp. Senior Subordinated
     Notes (B2, CCC+)
     12.750% 02/01/03 ...........        500       551,250
   NS Group, Inc. Senior Secured
     Notes (B3, B-)
     13.500% 07/15/03 ...........        400       433,000
   Republic Engineered Steel, Inc.
     First Mortgage Bonds
     (Caa, B)
     9.875% 12/15/01 ............        500       455,625
   Weirton Steel Corporation Senior
     Notes (B2, B)
     11.375% 07/01/04 ...........        600       624,000
                                              ------------
                                                 4,399,125
                                              ------------
OFFICE EQUIPMENT & SUPPLIES -- 0.6%
   Knoll, Inc. 144A Senior Subordinated
     Notes (B3, B+)****
     10.875% 03/15/06 ...........        500       552,500
                                              ------------
PACKAGING/CONTAINERS -- 5.2%
   BPC Holding Corporation
     Senior Secured Notes,
     Series B (Caa, B-)****
     12.500% 06/15/06 ...........        500       535,000
   Crown Packaging Enterprises Ltd.
     144A Units  (Ca, NR)****/+
     14.000% 08/01/06 ...........        775       170,500
   Crown Packaging Holdings Ltd.
     Senior Subordinated Discount
     Notes, Series B (Ca, NR)+
     12.250% 11/01/03 ...........      3,300     1,171,500

                                    PAR
                                   (000)          VALUE
                                -----------   -------------
   Gaylord Container Corp. Senior
     Subordinated Debentures
     (Caa, B-)
     12.750% 05/15/05 ...........     $  900    $  999,000
   Plastic Containers, Inc. 144A Senior
     Secured Notes (B1, B+)
     10.000% 12/15/06 ...........        500       522,500
   Spinnaker Industries, Inc. 144A
     Senior Secured Notes (B3, B)
     10.750% 10/15/06 ...........        500       525,000
   Stone Container Finance Co. Gtd.
     Senior Notes (B1, B+)
     11.500% 08/15/06 ...........      1,000     1,022,500
                                              ------------
                                                 4,946,000
                                              ------------
PAPER & FOREST PRODUCTS -- 3.4%
   Crown Paper Co. Senior
     Subordinated Notes (B3, B)
     11.000% 09/01/05 ...........        750       731,250
   Florida Coast Paper Co. LLC
     144A First Mortgage Notes
     (B3, B)
     12.750% 06/01/03 ...........        700       749,000
   MAXXAM Group Holdings Inc.
     Senior Secured Notes Series B
     (NR, NR)
     12.000% 08/01/03 ...........        400       420,000
   Printpack, Inc. 144A Senior
     Subordinated Notes (B3, B+)
     10.625% 08/15/06 ...........        600       633,000
   Repap New Brunswick, Inc.
     Yankee 2nd Priority Senior
     Notes (B3, B+)
     10.625% 04/15/05 ...........        500       495,000
   Specialty Paperboard, Inc. 144A
     Senior Notes (B1, BB-)
     9.375% 10/15/06 ............        250       256,875
                                              ------------
                                                 3,285,125
                                              ------------
PUBLISHING & INFORMATION SERVICES -- 1.5%
   Gray Communications Systems Gtd.
     Senior Subordinated Notes
     (B3, B-)
     10.625% 10/01/06 ...........        200       215,500
   InterAct Systems, Inc. 144A Senior
     Discount Notes (NR, NR)+
     14.000% 08/01/03 ...........        700       352,625
   Sun Media Corp. 144A Yankee
     Senior Subordinated Notes
     (B3, B-)
     9.500% 02/15/07 ............        300       306,750
   Universal Outdoor, Inc. 144A
     Senior Subordinated Notes
     (B1, B)
     9.750% 10/15/06 ............        500       526,250
                                              ------------
                                                 1,401,125
                                              ------------

                 See Accompanying Notes to Financial Statements.

                                    PAR
                                   (000)          VALUE
                                 ----------   -------------
RESTAURANTS, HOTELS & GAMING -- 8.4%
   AmeriKing, Inc. Gtd. Senior
     Notes (B3, B-)
     10.750% 12/01/06 ...........     $  400    $  419,000
   Casino America, Inc. Senior
     Notes (B1, B)
     12.500% 08/01/03 ...........        500       513,125
   Casino Magic Finance Corp.
     First Mortgage Notes
     (B1, B+)
     11.500% 10/15/01 ...........        500       450,000
   Coast Hotels and Casinos, Inc.
     Gtd. First Mortgage Notes,
     Series B (B3, B)****
     13.000% 12/15/02 ...........        600       675,000
   G.B. Property Funding
     First Mortgage (B3, B)
     10.875% 01/15/04 ...........        300       240,000
   Griffin Gaming & Entertainment,
     Inc. Senior Notes (NR, NR)
     11.000% 09/15/03 ...........        750       815,625
   Mohegan Tribal Gaming
     Authority Senior Secured
     Notes, Series B
     (NR, BB+)****
     13.500% 11/15/02 ...........        650       864,500
   Players International, Inc. Gtd.
     Senior Notes (Ba3, BB)
     10.875% 04/15/05 ...........        500       526,250
   Prime Hospitality Corp. Secured
     First Mortgage Notes
     (Ba3, BB)
     9.250% 01/15/06 ............        750       780,000
   Red Roof Inns, Inc. Senior
     Exchange Notes (B2, B)
     9.625% 12/15/03 ............        400       409,000
   Showboat, Inc. First Mortgage
     Bonds (Ba3, BB-)
     9.250% 05/01/08 ............        250       258,438
   Showboat Marina Casino
     Partnership First Mortgage
     Notes, Series B (B2, B)
     13.500% 03/15/03 ...........        450       514,125
   The Majestic Star Casino LLC
     Senior Secured Notes
     (B2, B)****
     12.750% 05/15/03 ...........        500       547,500
   Trump Atlantic City Associates,
     Inc. First Mortgage Notes
     (B1, BB-)
     11.250% 05/01/06 ...........        250       241,875
   Trump's Castle Funding, Inc.
     Mortgage Bonds (Caa, NR)
     11.750% 11/15/03 ...........        250       222,500

                                    PAR
                                   (000)          VALUE
                                ----------     -----------
RESTAURANTS, HOTELS & GAMING -- (CONTINUED)
   Waterford Gaming LLC/
     Waterford Gaming Finance
     Corp. 144A Senior Notes
     (NR, NR)
     12.750% 11/15/03 ...........     $  500    $  535,000
                                              ------------
                                                 8,011,938
                                              ------------
RETAIL TRADE -- 2.7%
   Farm Fresh, Inc. Senior Notes
     (CAA, CCC+)
     12.250% 10/01/00 ...........        600       520,500
   Hills Stores Company Senior
     Notes (B2, NR)
     12.500% 07/01/03 ...........        400       320,000
   Jitney-Jungle Stores of America,
     Inc. Gtd. Senior Notes (B2, B)
     12.000% 03/01/06 ...........        500       557,500
   K Mart Corp. Debentures
     (Ba3, B+)
     7.750% 10/01/12 ............        750       661,875
   Parisian, Inc. Senior
     Subordinated Notes (B1, B-)
     9.875% 07/15/03 ............        500       511,250
                                              ------------
                                                 2,571,125
                                              ------------
TELECOMMUNICATIONS -- 18.0%
   American Communication
     Services, Inc. Senior Discount
     Notes (NR, NR)****/+
     13.000% 11/01/05 ...........      1,500       991,875
   Brooks Fiber Properties, Inc.
     144A Senior Discount Notes
     (NR, NR)****/+
     11.875% 11/01/06 ...........        900       588,375
   Brooks Fiber Properties, Inc.
     Senior Discount Notes
     (NR, NR)
     10.875% 03/01/06 ...........      1,000       683,750
   Diamond Cable Communications
     Plc Senior Discount Notes
     (B3, B-)
     11.750% 12/15/05 ...........      1,000       697,500
   Dobson Communications Corp.
     144A Senior Notes (NR, NR)
     11.750% 04/15/07 ...........        500       506,250
   Geotek Communications, Inc.
     Convertible Senior Subordinated
     Notes (Caa, NR)****
     12.000% 02/15/01 ...........      1,600     1,400,000
   Globalstar, L.P./Globalstar Capital
     Corp. 144A Units (NR, NR)
     11.375% 02/15/04 ...........        300       312,000
   GST USA, Inc. Gtd. Senior
     Discount Notes (NR, NR)+
     13.875% 12/15/05 ...........        250       150,000

                 See Accompanying Notes to Financial Statements.

                                    PAR
                                   (000)          VALUE
                                -----------   -------------
TELECOMMUNICATIONS -- (CONTINUED)
   IntelCom Group (U.S.A.), Inc.
     Gtd. Senior Exchangable
     Discount Notes (NR, NR)+
     12.500% 05/01/06 ...........    $ 1,000    $  677,500
   InterCel, Inc. Units (B2, B-)+
     12.000% 02/01/06 ...........      1,300       872,625
   IXC Communications Inc. Gtd.
     Senior Secured Notes,
     Series B (B3, B)
     12.500% 10/01/05 ...........        500       570,000
   MFS Communications Co., Inc.
     Discount Notes (Ba3, B)
     9.375% 01/15/04 ............        800       714,000
   Nextel Communications, Inc.
     Senior Discount Notes
     (B3, CCC-)+
     9.750% 08/15/04 ............      1,500     1,102,500
   Orion Network Systems Inc.
     Units (B2, B)
     11.250% 01/15/07 ...........        500       515,000
   Pagemart Nationwide, Inc.
     Senior Discount Notes
     (NR, NR)+
     15.000% 02/01/05 ...........        750       540,000
   People's Telephone Co., Inc.
     Senior Notes (B2, B-)
     12.250% 07/15/02 ...........        450       475,313
   Petersburg Long Distance, Inc.
     144A Convertible Subordinated
     Notes (NR, NR)****
     9.000% 06/01/06 ............        230       255,300
   Petersburg Long Distance, Inc.
     144A Units (NR, NR)****
     14.000% 06/01/04 ...........      1,610     1,320,200
   PriCellular Wireless Corp.
     Discount Notes (B3, CCC+)+
     12.250% 10/01/03 ...........      1,000       860,000
   Sprint Spectrum L.P./Sprint
     Spectrum Finance Corp.
     Senior Notes (B2, B+)
     11.000% 08/15/06 ...........        500       542,500
   Teleport Communications Group,
     Inc. Senior Discount Notes
     (B1, B)+
     11.125% 07/01/07 ...........        500       355,000
   Teleport Communications Group, Inc.
     Senior Notes (B1, B)
     9.875% 07/01/06 ............        300       321,375
   Telewest Communications Group
     Plc Yankee Senior Discount
     Debentures (B1, BB)+
     11.000% 10/01/07 ...........        800       560,000

                                    PAR
                                   (000)          VALUE
                                ----------     ------------
   TCI Satellite Entertainment, Inc.
     144A Senior Subordinated
     Discount Notes (B3, B-)
     12.250% 02/15/07 ...........     $  250    $  138,750
   TCI Satellite Entertainment, Inc.
     144A Senior Subordinated Notes
     (NR, NR)
     10.875% 02/15/07 ...........        250       253,125
   UNIFI Communications, Inc.
     144A Units (NR, NR)
     14.000% 03/01/04 ...........        500       520,000
   Vanguard Cellular Systems, Inc.
     Senior Debentures (B1, B+)
     9.375% 04/15/06 ............        500       515,625
   Videotron Holdings Plc Yankee
     Senior Discount Notes
     (B3, B+)+
     11.000% 08/15/05 ...........      1,000       805,000
                                              ------------
                                                17,243,563
                                              ------------
TEXTILES & APPAREL -- 1.6%
   Collins & Aikman Products Corp.
     144A Senior Subordinated
     Notes (B3, B-)
     10.000% 01/15/07 ...........        250       257,813
   Collins & Aikman Products Corp.
     Gtd. Senior Subordinated
     Notes (B3, B)
     11.500% 04/15/06 ...........        700       785,750
   William Carter Co. 144A Senior
     Subordinated Notes (B3, B-)
     10.375% 12/01/06 ...........        450       475,313
                                              ------------
                                                 1,518,876
                                              ------------
TRANSPORTATION -- 2.4%
   Atlantic Express Transportation
     Corp. Gtd. Senior Notes (B2, B)
     10.750% 02/01/04 ...........        500       520,000
   Consorcio G Grupo Dina S.A./
     MCII Holdings (U.S.A.), Inc.
     Sr. Secured Notes (NR, NR)+
     12.000% 11/15/02 ...........      1,000       862,500
   US Air, Inc. Senior Notes
     (B3, CCC+)
     10.000% 07/01/03 ...........        900       906,750
                                              ------------
                                                 2,289,250
                                              ------------
WASTE MANAGEMENT -- 0.8%
   Allied Waste Industries, Inc.
     144A Senior Subordinated
     Notes (B3, B+)
     10.250% 12/01/06 ...........        700       756,000
                                              ------------
   TOTAL CORPORATE BONDS
     (Cost $89,112,081) .........               92,093,719
                                              ------------

                 See Accompanying Notes to Financial Statements.

                         BEA HIGH YIELD FUND (CONCLUDED)

                                    PAR
                                   (000)          VALUE
                                ----------    -------------

ASSET BACKED SECURITIES -- 0.7%
   Airplanes Pass Through Trust
     Series 1, Class D (Ba2, BB)
     10.875% 03/15/19 ...........     $  600    $  671,900
                                              ------------
   TOTAL ASSET BACKED
     SECURITIES
     (Cost $600,000) ............                  671,900
                                              ------------
RIGHTS / WARRANTS*** -- 0.2%
CHEMICALS -- 0.1%
   Uniroyal Technology Corp.
     Warrants ...................     43,500        65,250
                                              ------------
CONSTRUCTION & BUILDING MATERIALS -- 0.0%
   Capital Pacific Holdings
     Group, Inc. ................     12,640         8,216
                                              ------------
ELECTRONICS -- 0.0%
   Exide Electronic Warrants
     144A .......................        550        24,750
                                              ------------
PUBLISHING &INFORMATION SERVICES -- 0.0%
   Inter Act Systems Warrants 144A
     Expires 08/01/03 ...........        700             0
                                              ------------
TELECOMMUNICATIONS -- 0.1%
   American Communication
     Services, Inc. Warrants ....      1,500        97,500
                                              ------------
   TOTAL RIGHTS / WARRANTS
     (Cost $112,167) ............                  195,716
                                              ------------

PREFERRED STOCKS -- 3.1%
AEROSPACE/DEFENSE -- 1.4%
   GPA Group Plc 7% Convertible
     Cumulative Second
     Preference Shares ..........  2,750,000     1,328,250
                                              ------------
CABLE -- 0.0%
   DIVA Systems Corporation
     Series C ...................      5,945        52,019
                                              ------------
CONSUMER PRODUCTS & SERVICES -- 0.6%
   Renaissance Cosmetics Inc. 144A 14%
     Senior Redeemable, Series B          35        30,975
   Renaissance Cosmetics Inc.
     144A Units .................        500       500,000
                                              ------------
                                                   530,975
                                              ------------
RESTAURANTS, HOTELS & GAMING -- 0.7%
   Lady Luck Gaming Corporation
     Series A ...................     20,000       640,000
                                              ------------
TELECOMMUNICATIONS -- 0.4%
   NEXTLINK Communications Inc.
     144A Units .................      8,000       409,000
                                              ------------
                                    PAR
                                   (000)          VALUE
                                 ----------   -------------
   TOTAL PREFERRED
     STOCKS
     (Cost $2,509,877) ..........             $  2,960,244
                                              ------------
   TOTAL INVESTMENTS
     AT VALUE  -- 100.5%
     (Cost $92,334,125*) ........               95,921,579

   LIABILITIES IN EXCESS OF
     OTHER ASSETS -- (0.5%) .....                 (447,797)
                                              ------------
   NET ASSETS (Applicable to
     5,711,023 BEA Institutional
     Shares and 5,022 BEA
     Advisor Shares)-- 100.0% ...               95,473,782
                                              ============
   NET ASSET VALUE, OFFERING
     PRICE AND REDEMPTION
     PRICE PER BEA
     INSTITUTIONAL SHARE
     ($95,389,951 / 5,711,023) ..                   $16.70
                                                    ======
   NET ASSET VALUE, OFFERING
     PRICE AND REDEMPTION
     PRICE PER BEA ADVISOR
     SHARE ($83,831 / 5,022) ....                   $16.69
                                                    ======

* Also cost for Federal income tax purposes at February 28, 1997.
  The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation ......              $ 6,145,572
        Gross Depreciation ......               (2,558,118)
                                               -----------
        Net Appreciation ........              $ 3,587,454
                                               ===========
  ** Guaranteed by Grupo Sidek, S.A. de C.V. and Grupo Situr, S.A. de C.V.
 *** Non-income producing securities.
**** Certain conditions for public sales may exist.
   + Step Bond - The interest rate as of February 28, 1997 is 0% and will reset to interest rate shown at a future date.

     The Moody's Investors Service,Inc. and Standard & Poor's Ratings Group ratings indicated are the most recent rating available at February 28, 1997 and are unaudited.

                            INVESTMENT ABBREVIATIONS
PIK ...........................................Pay In Kind

AT FEBRUARY 28, 1997, NET ASSETS CONSISTED OF:
                                                 AMOUNT
                                             -------------
Capital Paid-In .................             $107,664,630
Accumulated Net Investment Income                1,392,873
Accumulated Net Realized Loss on
   Security and Foreign Exchange
   Transactions .................              (17,171,175)
Net Unrealized Appreciation on
   Investments and Other ........                3,587,454
----------------------------------------------------------
NET ASSETS ......................             $ 95,473,782
----------------------------------------------------------

                 See Accompanying Notes to Financial Statements.

                             BEA MUNICIPAL BOND FUND
                           PORTFOLIO MANAGER'S LETTER
                                                                   April 4, 1997

Dear Shareholders:

We are pleased to report on the results of the BEA Municipal Bond Fund (the "Fund") and BEA's investment strategy for the six months ended February 28, 1997.

PERFORMANCE REVIEW
At February 28, 1997, the net asset value ("NAV") of the Fund was $14.60, compared to an NAV of $14.65 on August 31, 1996. As a result, the Fund's total return (assuming reinvestment of dividends and distributions) was 5.4%. By comparison, the Lehman Brothers Municipal Bond Index posted a return of 5.1% during the same period.

MARKET REVIEW
To place the period's municipal activity in perspective, it is helpful to review the overall fixed income market for 1996 as a whole. 1996 was a great year for "spread product," which is broadly defined as debt securities whose market valuation is greatly driven by the "spreads" between their yields and those of U.S. Treasury debt. Most investment-grade spread-product categories outperformed Treasuries, which returned 2.7%. In addition to municipals (+4.4%), the former include corporate bonds (+3.3%), mortgage-backed securities (+5.4%) and asset-backed securities (+5.1%). (Returns are those of the corresponding Lehman Brothers indices.)

For most of 1996, the environment for Treasuries was negative as stronger growth and inflationary fears prompted investors to speculate that the Federal Reserve would raise rates. Changing expectations kept Treasuries very volatile, as seen in the yield of the bellwether 30-year Treasury bond, which ranged from a low of 5.95% to a high of 7.20%. By contrast, spread product thrived as investors sought stability in higher yields, and stronger corporate profits and stable economic growth lessened credit concerns.

The relative success of municipals was largely driven by two factors. First, investors were relieved when the idea of a flat income-tax rate (which would have considerably lessened munis' attractiveness) lost public and legislative support. Second, as described above, was the positive climate for spread product during much of the year.

OUTLOOK
On balance, we look for municipals to outperform most taxable fixed income instruments through the rest of 1997. This is principally because munis' tax advantages make them very attractive relative to taxables at current yield levels; the size of the new-issue market is expected to decline while demand remains steady, meaning that pricing should continue to be tight; and valuations of competing asset categories, particularly equities and other taxables, are fairly high.

We also note that, unlike most other fixed income categories, munis stand to benefit from rising interest rates. This is due to several factors, including the greater value of the tax advantages derived from munis as rates go up; the increasing willingness of institutions to invest available cash at higher yields; and the tightening of new supply as rate-sensitive refunding issues appear relatively unattractive. These factors are of particular interest in the context of anticipated rate hikes over the next few months by the Federal Reserve.

The primary elements of our investment strategy are the following:

(BULLET)  We  are  keeping  the  portfolio's  risk  level  comparatively  low by focusing on bonds of high quality, good liquidity and longer maturities. In this context, we favor pre-refunded and serial issues, both of which generally offer an appealing combination of relatively high quality and yield.
(BULLET) We also favor non-callable or discounted bonds, which we regard as cheap because many investors are concentrating on obtaining higher yields.
(BULLET) We are overweighting the portfolio in favor of New York State issues, which we believe are undervalued.
(BULLET) We are including taxable high-yield instruments in the portfolio on an opportunistic basis. During the six-month period ended in February, this served to improve the Fund's performance and diversification.

                             BEA MUNICIPAL BOND FUND
                     PORTFOLIO MANAGER'S LETTER (CONCLUDED)

As developments occur in the fixed income markets or at BEA that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

BEA Fixed Income Management Team

Robert J. Moore, Executive Director
Gregg M. Diliberto, Managing Director
Mark K. Silverstein, Senior Vice President
Robert W. Justich, Senior Vice President
William P. Sterling, Executive Director
                  ------------------------------------------
COMPARISON OF CHANGE IN VALUE OF $10,000 iNVESTMENT IN THE BEA MUMICIPAL BOND FUND AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX FROM INCEPTION 6/20/94, PERIOD ENDED 7/31/94 AND AT EACH QUARTER END.
[LINEGRAPH]
                             BEA MUNICIPAL BOND FUND
                      TOTAL RETURNS AND GRAPH PLOT POINTS
                                                         LEHMAN BROTHERS
                                BEA MUNICIPAL BOND       MUNICIPAL BOND
               DATES                   FUND                   INDEX
             06/20/94                $10,000                 $10,000
             07/31/94                $10,040                 $10,038
             08/31/94                $10,040                 $10,073
             11/30/94                 $9,647                  $9,571
             02/28/95                $10,350                 $10,354
             05/31/95                $10,846                 $10,820
             08/31/95                $10,886                 $10,965
             11/30/95                $11,193                 $11,079
             02/29/96                $11,216                 $11,498
             05/31/96                $10,937                 $11,314
             08/31/96                $11,134                 $11,539
             11/30/96                $11,643                 $12,049
             02/28/97                $11,731                 $12,132

AVERAGE ANNUAL
TOTAL RETURN
   One Year                     4.60%
   From Inception               6.08%

Note:Past performance is not predictive of future performance.

                             BEA MUNICIPAL BOND FUND
                               OF THE RBB FUND, INC.
                            STATEMENT OF NET ASSETS
                                FEBRUARY 28, 1997
                                   (UNAUDITED)

                                                          PAR
                                                         (000)          VALUE
                                                      ------------   -----------

MUNICIPAL BONDS -- 88.8%
ALABAMA -- 0.1%
   Jefferson County AL Sanitary Sewer
     Construction Warrant Bonds
     (Aaa, NR)
     6.750% 03/01/07 ...........................         $    15      $   16,819
                                                                      ----------
CALIFORNIA -- 6.9%
   California State GO (Aaa, AAA)
     5.125% 10/01/17 ...........................             825         770,344
   Los Angeles CA Department of
     Water & Power Water RB
     (Aa, AA)
     4.500% 05/15/23 ...........................             705         575,456
                                                                      ----------
                                                                       1,345,800
                                                                      ----------
COLORADO -- 3.2%
   Colorado Springs CO Utility
     RB (Aaa, AAA)
     5.875% 11/15/17 ...........................             595         611,362
                                                                      ----------
FLORIDA -- 11.1%
   Florida State Board of Education
     GO (Aa2, AA)
     5.125% 06/01/22 ...........................              30          27,750
   Florida State GO (Aa, AA)
     5.500% 10/01/08 ...........................             710         710,887
   Jacksonville FL Electric
     Authority RB, 2nd
     Installment (Aaa, AAA)
     6.000% 07/01/12 ...........................             610         647,362
   Tallahassee FL Electric RB,
     First Lien (Aaa, AAA)
     6.100% 10/01/06 ...........................             730         772,887
                                                                      ----------
                                                                       2,158,886
                                                                      ----------
ILLINOIS -- 6.7%
   Chicago IL GO Series 1993
     (FGIC Insured)
     (Aaa, AAA)
     5.250% 01/01/18 ...........................             705         660,937
   Illinois State Sales Tax RB
     Series Q (Aa3, AAA)
     5.750% 06/15/14 ...........................             650         650,000
                                                                      ----------
                                                                       1,310,937
                                                                      ----------
INDIANA -- 0.1%
   Indianapolis IN Public
     Improvement Board RB
     (Aaa, AA+)
     6.000% 01/10/18 ...........................              25          25,500
                                                                      ----------
LOUISIANA -- 3.5%
   New Orleans LA Home Mortgage
     Authority SOB (Aaa, AAA)
     6.250% 01/15/11 ...........................             635         686,594
                                                                      ----------
                                                          PAR
                                                         (000)          VALUE
                                                      ------------   -----------
MARYLAND -- 5.0%
   Maryland State Transportation
     Authority Project RB
     (Aaa, AAA)
     6.800% 07/01/16 .............................       $   850        $967,937
                                                                      ----------
MASSACHUSETTS -- 3.2%
   Massachusetts State Water
     Resources Authority General
     RB, Series 92A (A, A)
     6.500% 07/15/19 .............................            20          22,125
   Massachusetts State Water
     Resources RB
     (Aaa, AAA)
     5.000% 12/01/25 .............................           660         601,425
                                                                      ----------
                                                                         623,550
                                                                      ----------
NEW YORK -- 32.8%
   New York NY GO Series B
     (Baa1, BBB+)
     7.250% 08/15/19 .............................           375         414,844
   New York NY GO Series D
     (Baa1, BBB+)
     6.000% 02/15/25 .............................            15          14,569
   New York NY GO Series H
     (Baa1, BBB+)
     7.200% 02/01/13 .............................           600         654,750
   New York State Dormitory
     Authority RB (Elizabeth
     Church Manor Nursing Home)
     (FHA Insured) (NR, AA)
     5.400% 08/01/23 .............................            60          57,675
   New York State Dormitory
     Authority RB (Episcopal
     Health Services)
     (GNMA Coll.) (NR, AAA)
     7.550% 08/01/29 .............................           435         469,800
   New York State Dormitory
     Authority RB (Judicial
     Facilities Lease) (MBIA
     Insured) (Aaa, AAA)
     7.375% 07/01/16 .............................           630         735,525
   New York State Dormitory
     Authority RB (Judicial
     Facilities Lease) (Aaa, AAA)
     7.375% 07/01/16 .............................            40          47,450
   New York State Dormitory
     Authority RB (Park
     Ridge Housing Inc. Project)
     (NR, AAA)
     7.850% 02/01/29 .............................           530         567,100
   New York State Medical Care
     Facility Finance Agency
     Hospital & Nursing Home
     Insured Mortgage RB
     (NR, AAA)
     5.500% 02/15/22 .............................           780         765,375

                 See Accompanying Notes to Financial Statements

                                                          PAR
                                                         (000)          VALUE
                                                      ------------   -----------
NEW YORK -- (CONTINUED)
   New York State Power Authority
     Revenue & General Purpose
     Electric RB, Series R
     (Aaa, AAA)
     7.000% 01/01/10 ......................              $   360      $  417,600
   New York State Power Authority
     Revenue & General Purpose
     1970 Project, Series G (Aaa, AAA)
     5.375% 01/01/10 ......................                   40          40,800
   New York State Power Authority
     Revenue & General Purpose
     Electric RB, Series V (MBIA
     Insured) (Aaa, AAA)
     7.875% 01/01/98 ......................                  790         833,063
   New York State Throughway
     Authority General Revenue
     Series B (MBIA Ins.)
     (Aaa, AAA)
     5.000% 01/01/20 ......................                   30          27,750
   Suffolk County NY Water
     Authority Waterworks
     RB, Series V (NR, AAA)
     6.750% 06/01/12 ......................                  580         653,225
   Triborough Bridge & Tunnel
     Authority NY Mortgage
     Recording Tax SOB
     (Aaa, AAA)
     7.125% 01/01/00 ......................                  625         678,125
                                                                      ----------
                                                                       6,377,651
                                                                      ----------
PUERTO RICO -- 4.6%
   Commonwealth of Puerto Rico GO (Baa1, A)
     5.400% 07/01/07 ......................                  730         747,337
   Puerto Rico Electric Power
     Authority RB, Series N
     (Baa1, BBB+)
     7.125% 07/01/14 ......................                  135         143,944
                                                                      ----------
                                                                         891,281
                                                                      ----------
SOUTH DAKOTA -- 0.2%
   Heartland Consumers Power
     District SD Electric RB
     (Aaa, AAA)
     6.375% 01/01/16 ......................                   30          32,550
                                                                      ----------
VIRGIN ISLANDS -- 3.8%
   Virgin Islands Public Finance
     Authority RB (NR, BBB)
     7.700% 10/01/04 ......................                  690         745,200
                                                                      ----------
VIRGINIA -- 3.8%
   Fairfax County VA
     Redevelopment & Housing
     Authority Mortgage RB
     (FHA Insured) (NR, AAA)
     7.100% 04/01/19 ......................                  630         743,400
                                                                      ----------
                                                          PAR
                                                         (000)          VALUE
                                                      ------------   -----------
WASHINGTON -- 3.8%
   King County WA Series A GO
     (Aa1, AA+)
     6.200% 01/01/24 ...............................     $    40     $    42,051
   Seattle WA Water System
     RB (Aa, AA)
     5.250% 12/01/23 ...............................         735         689,982
                                                                     -----------
                                                                         732,033
                                                                     -----------
   TOTAL MUNICIPAL BONDS
     (Cost $16,450,897) ............................                  17,269,500
                                                                     -----------

CORPORATE BONDS -- 6.0%
ENERGY -- 1.0%
   Gulf Canada Resources Ltd.
     Yankee Senior Subordinated
     Debentures (Ba3, BB-)
     9.250% 01/15/04 ...............................         185         196,563
                                                                     -----------
FINANCIAL SERVICES -- 1.1%
   Bank of Foreign Economic
     Affairs of the USSR
     (Vnesheconombank Bank)
     (When Issued) (NR, NR)
     12.000% 12/31/16 ..............................         175         126,000
   First Nationwide (Parent)
     Holdings, Inc. Senior Notes
     144A (B3, B)
     12.500% 04/15/03 ..............................          70          79,450
                                                                     -----------
                                                                         205,450
                                                                     -----------
FOOD & BEVERAGE -- 0.6%
   Fresh del Monte Produce N.V
     Yankee Senior Notes
     Series B (Caa, CCC+)
     10.000% 05/01/03 ..............................          95          95,238
                                                                     -----------
TELECOMMUNICATIONS -- 0.7%
   Rogers Cantel, Inc. Yankee
     Senior Secured Debentures
     (Ba3, BB+)
     9.375% 06/01/08 ...............................          95         100,937
   Videotron Holdings Plc Yankee
     Senior Discount Notes (B3, B+)
     11.125% 07/01/04 ..............................          50          43,750
                                                                     -----------
                                                                         144,687
                                                                     -----------
TRANSPORTATION -- 0.2%
   NWA Trust Mezzanine Aircraft
     Notes Series D (Ba1, BB+)
     13.875% 06/21/08 ..............................          40          47,300
                                                                     -----------
UTILITIES -- 2.4%
   Beaver Valley Funding Corp.
     Secured Lease
     Obligation Bonds (B1, B+)
     8.625% 06/01/07 ...............................         160         152,600

                 See Accompanying Notes to Financial Statements

                       BEA MUNICIPAL BOND FUND (CONCLUDED)

                                                          PAR
                                                         (000)          VALUE
                                                      ------------   -----------
UTILITIES -- (CONTINUED)
   Beaver Valley Funding Corp.
     Subordinated Debentures
     (B1, B+)
     9.000% 06/01/17 ..................                  $    30      $   30,150
   Long Island Lighting Co.
     Debentures (Bb3, BB+)
     9.000% 11/01/22 ..................                      130         138,774
   Niagara Mohawk Power First
     Mortgage Bonds (Ba3, BB+)
     6.875% 04/01/03 ..................                      160         151,400
                                                                      ----------
                                                                         472,924
                                                                      ----------
   TOTAL CORPORATE BONDS
     (Cost $1,129,021) ................                                1,162,162
                                                                      ----------

FOREIGN BONDS -- 1.4%
   Federal Republic of Brazil
     MYDFA Trust Certificates
     (NR, NR)
     6.688% 09/15/07 ..................                      100          89,688
   United Mexican States Global
     Bonds (Ba2, BB)
     11.375% 09/15/16 .................                      160         175,000
                                                                      ----------
   TOTAL FOREIGN BONDS
     (Cost $257,395) ..................                                  264,688
                                                                      ----------

U.S. TREASURY OBLIGATIONS -- 2.0%
U.S. Treasury Bonds -- 1.5%
     7.625% 02/15/25 ..................                      270         293,736
                                                                      ----------
U.S. Treasury Notes -- 0.5%
     6.625% 06/30/01 ..................                       50          50,488
     7.875% 11/15/04 ..................                       50          54,012
                                                                      ----------
                                                                         104,500
                                                                      ----------
   TOTAL U.S. TREASURY
     OBLIGATIONS
     (Cost $398,417) ..................                                  398,236
                                                                      ----------
                                                          PAR
                                                         (000)          VALUE
                                                      ------------   -----------

SHORT TERM INVESTMENTS -- 1.0%
   Smith Barney Tax Free Money
     Market Fund ...............                        $   198      $   197,598
                                                                     -----------
     TOTAL SHORT TERM
        INVESTMENTS
        (Cost $197,598) ........                                         197,598
                                                                     -----------
   TOTAL INVESTMENTS
     AT VALUE -- 99.2%
     (Cost $18,433,328*) .......                                      19,292,184

   OTHER ASSETS IN EXCESS
     OF LIABILITIES-- 0.8% .....                                         162,330
                                                                     -----------
   NET ASSETS (Applicable to
     1,332,456 BEA Institutional
     Shares) -- 100.0% .........                                      19,454,514
                                                                     ===========
   NET ASSET VALUE, OFFERING
     PRICE AND REDEMPTION
     PRICE PER BEA
     INSTITUTIONAL SHARE
     ($19,454,514 / 1,332,456) .                                          $14.60
                                                                          ======

   * Cost for Federal income tax purposes at February 28, 1997 is $18,485,753. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation .................................          $ 834,175
        Gross Depreciation .................................            (27,744)
                                                                     ==========
        Net Appreciation ...................................          $ 806,431
                                                                     ==========

The Moody's Investors Service, Inc. and Standard & Poor's Rating Group ratings indicated are the most recent ratings available at February 28, 1997 and are unaudited.

                            INVESTMENT ABBREVIATIONS
GO ..........................................................General Obligations
RB .................................................................Revenue Bond
SOB ....................................................Special Obligations Bond

AT FEBRUARY 28, 1997, NET ASSETS CONSISTED OF:

                                                                       AMOUNT
                                                                    ------------
Capital Paid-In ..........................................           $18,443,424
Accumulated Net Investment Income ........................                37,242
Accumulated Net Realized Gain on
   Security and Foreign Exchange
   Transactions ..........................................                71,694
Net Unrealized Appreciation on
   Investments and Other .................................               902,154
--------------------------------------------------------------------------------
NET ASSETS ...............................................           $19,454,514
--------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                               OF THE RBB FUND, INC.
                            STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED FEBRUARY 28, 1997
                                   (UNAUDITED)

                                                               BEA INTERNATIONAL  BEA EMERGING       BEA U.S.        BEA GLOBAL
                                                                    EQUITY       MARKETS EQUITY    CORE EQUITY   TELECOMMUNICATIONS
                                                                     FUND             FUND             FUND             FUND
                                                               ----------------- --------------    ------------  ------------------
INVESTMENT INCOME
   Dividends ..................................................   $  4,046,496    $    721,687    $    551,554    $        204
   Interest ...................................................        469,872          72,770         114,469           1,131
   Foreign taxes withheld .....................................       (250,762)        (24,497)             --             (40)
                                                                  ------------    ------------    ------------    ------------
     Total Investment Income ..................................      4,265,606         769,960         666,023           1,295
                                                                  ------------    ------------    ------------    ------------
EXPENSES
   Investment advisory fees ...................................      2,758,183         539,110         257,039             991
   Administration service fees ................................        517,159          80,867          51,408              50
   Administration fees ........................................        430,966          67,389          42,840             124
   Custodian fees .............................................        406,026         129,372          23,905              --
   Audit fees .................................................         34,694           6,319           2,964              17
   Miscellaneous fees .........................................         18,586           7,325           1,614              21
   Printing fees ..............................................         20,194           2,190            --                76
   Registration fees ..........................................         21,265          11,796          15,831           1,246
   Legal fees .................................................         19,824           4,443             621              14
   Transfer agent fees ........................................         37,027           9,298           9,537              --
   Insurance expense ..........................................          7,939           1,362             422               7
   Directors fees .............................................          6,443           1,239             372               7
   Organization expense .......................................          5,274           5,274           2,575              --
   Distribution fees ..........................................              4               4            --               248
                                                                  ------------    ------------    ------------    ------------
                                                                     4,283,584         865,988         409,128           2,801
   Less fees waived ...........................................       (297,221)        (64,706)        (66,409)         (1,165)
                                                                  ------------    ------------    ------------    ------------
     Total Expenses ...........................................      3,986,363         801,282         342,719           1,636
                                                                  ------------    ------------    ------------    ------------
Net Investment Income (Loss) ..................................        279,243         (31,322)        323,304            (341)
                                                                  ------------    ------------    ------------    ------------
Realized and Unrealized Gain on Investments
   and Foreign Currency Transactions:
   Net realized gain(loss) from:
     Security transactions ....................................      1,478,403       6,698,860       1,697,405           3,784
     Foreign exchange transactions ............................     (1,076,620)       (223,079)             --             215
                                                                  ------------    ------------    ------------    ------------
                                                                       401,783       6,475,781       1,697,405           3,999
                                                                  ------------    ------------    ------------    ------------
   Net unrealized appreciation(depreciation):
     Investments ..............................................     54,151,543       6,100,151       9,729,926          24,584
     Translation of assets and liabilities
        in foreign currencies .................................       (137,363)        (31,474)             --              --
                                                                  ------------    ------------    ------------    ------------
                                                                    54,014,180       6,068,677       9,729,926          24,584
                                                                  ------------    ------------    ------------    ------------
Net Gain On Investments And Foreign
   Currency Transactions ......................................     54,415,963      12,544,458      11,427,331          28,583
                                                                  ------------    ------------    ------------    ------------
Net Increase In Net Assets Resulting
   From Operations ............................................   $ 54,695,206    $ 12,513,136    $ 11,750,635    $     28,242
                                                                  ============    ============    ============    ============

                 See Accompanying Notes to Financial Statements

                                  THE BEA FUNDS
                               OF THE RBB FUND, INC.
                            STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED FEBRUARY 28, 1997
                                   (UNAUDITED)

                                                                 BEA U.S. CORE  BEA STRATEGIC
                                                                 FIXED INCOME    GLOBAL FIXED    BEA HIGH     BEA MUNICIPAL
                                                                     FUND         INCOME FUND   YIELD FUND      BOND FUND
                                                                 ------------   -------------   -----------   -------------
INVESTMENT INCOME
   Dividends ..................................................   $    44,713    $        --    $    32,930    $        --
   Interest ...................................................     4,409,590      1,184,717      4,068,373        560,492
   Foreign taxes withheld .....................................            --             --             --             --
                                                                  -----------    -----------    -----------    -----------
     Total Investment Income ..................................     4,454,303      1,184,717      4,101,303        560,492
                                                                  -----------    -----------    -----------    -----------
EXPENSES
   Investment advisory fees ...................................       239,641         98,459        297,460         66,949
   Administration service fees ................................        95,856         29,538         63,741         14,346
   Administration fees ........................................        79,880         24,615         53,118         11,955
   Custodian fees .............................................        29,823         19,538         17,938          9,090
   Audit fees .................................................         5,941          2,133          4,992          1,567
   Miscellaneous fees .........................................         8,083            497          2,988          3,167
   Printing fees ..............................................         6,363           --              745              0
   Registration fees ..........................................        14,084         11,493          9,927         14,480
   Legal fees .................................................         2,317           --            3,285              0
   Transfer agent fees ........................................        10,083          6,083          8,913          6,360
   Insurance expense ..........................................         1,610            360            991            249
   Directors fees .............................................         1,239            335            866            198
   Organization expense .......................................         2,045          2,675          5,274          3,676
   Distribution fees ..........................................            --             --             38             --
                                                                  -----------    -----------    -----------    -----------
                                                                      496,965        195,726        470,276        132,037
   Less fees waived ...........................................      (177,444)       (48,038)      (172,778)       (36,395)
                                                                  -----------    -----------    -----------    -----------
     Total Expenses ...........................................       319,521        147,688        297,498         95,642
                                                                  -----------    -----------    -----------    -----------
Net Investment Income .........................................     4,134,782      1,037,029      3,803,805        464,850
                                                                  -----------    -----------    -----------    -----------
Realized and Unrealized Gain on Investments
   and Foreign Currency Transactions:
   Net realized gain(loss) from:
     Security transactions ....................................     1,163,521        880,808       (943,255)       162,895
     Foreign exchange transactions ............................         4,654         14,713             --             --
                                                                  -----------    -----------    -----------    -----------
                                                                    1,168,175        895,521       (943,255)       162,895
                                                                  -----------    -----------    -----------    -----------
   Net unrealized appreciation(depreciation):
     Investments ..............................................     2,528,854       (805,300)     4,322,261        389,098
     Translation of assets and liabilities
        in foreign currencies .................................         2,303         97,703             --             --
                                                                  -----------    -----------    -----------    -----------
                                                                    2,531,157       (707,597)     4,322,261        389,098
                                                                  -----------    -----------    -----------    -----------
Net Gain On Investments And Foreign
   Currency Transactions ......................................     3,699,332        187,924      3,379,006        551,993
                                                                  -----------    -----------    -----------    -----------
Net Increase In Net Assets Resulting
   From Operations ............................................   $ 7,834,114    $ 1,224,953    $ 7,182,811    $ 1,016,843
                                                                  ===========    ===========    ===========    ===========

                 See Accompanying Notes to Financial Statements

                                  THE BEA FUNDS
                               OF THE RBB FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                         BEA INTERNATIONAL                BEA EMERGING MARKETS
                                                                            EQUITY FUND                      EQUITY FUND
                                                                --------------------------------- ----------------------------------
                                                                     FOR THE       FOR THE YEAR        FOR THE      FOR THE YEAR
                                                                SIX MONTHS ENDED       ENDED      SIX MONTHS ENDED      ENDED
                                                                FEBRUARY 28, 1997 AUGUST 31, 1996 FEBRUARY 28, 1997 AUGUST 31, 1996
                                                                ----------------- --------------- ----------------- ---------------
                                                                   (Unaudited)                       (Unaudited)
Increase (decrease) in net assets:
Operations:
   Net investment income (loss) ...............................   $     279,243    $   6,274,654    $     (31,322)   $     806,634
   Net gain on investments and foreign
     currency transactions ....................................      54,415,963       44,060,328       12,544,458        3,144,494
                                                                  -------------    -------------    -------------    -------------
   Net increase in net assets resulting
     from operations ..........................................      54,695,206       50,334,982       12,513,136        3,951,128
                                                                  -------------    -------------    -------------    -------------
Distributions to shareholders:
Dividends to shareholders from net investment
   income:
     BEA Institutional shares..................................      (8,629,576)      (2,649,123)        (348,763)        (401,495)
     BEA Advisor shares........................................             (35)              --               (9)              --
Distributions to shareholders from net realized capital gains:
     BEA Institutional shares .................................              --               --               --               --
     BEA Advisor shares .......................................              --               --               --               --
                                                                  -------------    -------------    -------------    -------------
Total distributions to shareholders ...........................      (8,629,611)      (2,649,123)        (348,772)        (401,495)
                                                                  -------------    -------------    -------------    -------------
Net capital share transactions ................................     (21,635,258)    (138,669,688)     (26,762,167)     (17,180,987)
                                                                  -------------    -------------    -------------    -------------
Total increase (decrease) in net assets .......................      24,430,337      (90,983,829)     (14,597,803)     (13,631,354)
Net Assets:
   Beginning of period ........................................     682,270,801      773,254,630      114,691,209      128,322,563
                                                                  -------------    -------------    -------------    -------------
   End of period ..............................................   $ 706,701,138    $ 682,270,801    $ 100,093,406    $ 114,691,209
                                                                  =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

                                  THE BEA FUNDS
                               OF THE RBB FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                         BEA U.S.CORE                           BEA GLOBAL
                                                                          EQUITY FUND                    TELECOMMUNICATIONS FUND
                                                              ----------------------------------     -------------------------------
                                                                   FOR THE        FOR THE YEAR                FOR THE PERIOD
                                                               SIX MONTHS ENDED      ENDED                 DECEMBER 4, 1996(1)
                                                              FEBRUARY 28, 1997  AUGUST 31, 1996           TO FEBRUARY 28, 1997
                                                              -----------------  ---------------           --------------------
                                                                  (Unaudited)                                   (Unaudited)
Increase in net assets:
Operations:
   Net investment income (loss) ..............................   $    323,304      $    546,030                $       (341)
   Net gain on investments and foreign
     currency transactions ...................................     11,427,331         5,368,162                      28,583
                                                                 ------------      ------------                ------------
   Net increase in net assets resulting
     from operations .........................................     11,750,635         5,914,192                      28,242
                                                                 ------------      ------------                ------------
Distributions to shareholders:
Dividends to shareholders from net investment
   income:
     BEA Institutional shares ................................       (657,991)         (384,500)                         --
     BEA Advisor shares ......................................             --                --                          --
Distributions to shareholders from net realized capital gains:
     BEA Institutional shares ................................     (4,630,225)       (2,961,757)                         --
     BEA Advisor shares ......................................             --                --                          --
                                                                 ------------      ------------                ------------
Total distributions to shareholders ..........................     (5,288,216)       (3,346,257)                         --
                                                                 ------------      ------------                ------------
Net capital share transactions ...............................     10,063,707        24,803,723                     463,251
                                                                 ------------      ------------                ------------
Total increase in net assets .................................     16,526,126        27,371,658                     491,493
Net Assets:
   Beginning of period .......................................     59,015,434        31,643,776                          --
                                                                 ------------      ------------                ------------
   End of period .............................................   $ 75,541,560      $ 59,015,434                $    491,493
                                                                 ============      ============                ============

(1) Commencement of Operations ...............................

                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                               OF THE RBB FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                     BEA U.S. CORE FIXED                BEA STRATEGIC GLOBAL
                                                                         INCOME FUND                      FIXED INCOME FUND
                                                               ---------------------------------  ----------------------------------
                                                                    FOR THE       FOR THE YEAR         FOR THE        FOR THE YEAR
                                                               SIX MONTHS ENDED       ENDED       SIX MONTHS ENDED       ENDED
                                                               FEBRUARY 28, 1997 AUGUST 31, 1996  FEBRUARY 28, 1997  AUGUST 31, 1996
                                                               ----------------- ---------------  ----------------- ----------------
                                                                  (UNAUDITED)                        (UNAUDITED)
Increase in net assets:
Operations:
   Net investment income ...................................... $   4,134,782     $   7,734,594    $   1,037,029    $   1,844,286
   Net gain (loss) on investments and foreign
     currency transactions ....................................     3,699,332        (2,908,833)         187,924          737,649
                                                                -------------     -------------    -------------    -------------
   Net increase in net assets resulting
     from operations ..........................................     7,834,114         4,825,761        1,224,953        2,581,935
                                                                -------------     -------------    -------------    -------------
Distributions to shareholders:
Dividends to shareholders from net investment
   income:
     BEA Institutional shares .................................    (4,628,520)       (7,217,136)        (916,573)      (2,322,498)
     BEA Advisor shares .......................................            --                --               --               --
Distributions to shareholders from net realized capital gains:
     BEA Institutional shares .................................    (1,019,928)       (1,598,598)        (772,491)        (267,603)
     BEA Advisor shares .......................................            --                --               --               --
                                                                -------------     -------------    -------------    -------------
Total distributions to shareholders ...........................    (5,648,448)       (8,815,734)      (1,689,064)      (2,590,101)
                                                                -------------     -------------    -------------    -------------
Net capital share transactions ................................    17,192,317        23,336,409        3,273,061       18,790,839
                                                                -------------     -------------    -------------    -------------
Total increase in net assets ..................................    19,377,983        19,346,436        2,808,950       18,782,673
Net Assets:
   Beginning of period ........................................   118,596,275        99,249,839       38,347,500       19,564,827
                                                                -------------     -------------    -------------    -------------
   End of period .............................................. $ 137,974,258     $ 118,596,275    $  41,156,450    $  38,347,500
                                                                =============     =============    =============    =============

                 See Accompanying Notes to Financial Statements

                                  THE BEA FUNDS
                               OF THE RBB FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                           BEA HIGH                          BEA MUNICIPAL
                                                                           YIELD FUND                          BOND FUND
                                                                ---------------------------------  ---------------------------------
                                                                    FOR THE        FOR THE YEAR         FOR THE       FOR THE YEAR
                                                                SIX MONTHS ENDED      ENDED         SIX MONTHS ENDED      ENDED
                                                                FEBRUARY 28, 1997 AUGUST 31, 1996  FEBRUARY 28, 1997 AUGUST 31, 1996
                                                                ----------------- ---------------  ----------------- ---------------
                                                                   (UNAUDITED)                        (UNAUDITED)
Increase (decrease) in net assets:
Operations:
   Net investment income ......................................   $   3,803,805    $   8,200,490    $     464,850    $   1,066,671
   Net gain (loss) on investments and foreign
     currency transactions ....................................       3,379,006        2,062,819          551,993         (616,117)
                                                                  -------------    -------------    -------------    -------------
   Net increase in net assets resulting
     from operations ..........................................       7,182,811       10,263,309        1,016,843          450,554
                                                                  -------------    -------------    -------------    -------------
Distributions to shareholders:
Dividends to shareholders from net investment
   income:
     BEA Institutional shares .................................      (3,741,729)     (10,165,849)        (470,538)      (1,137,175)
     BEA Advisor shares .......................................          (1,826)              --               --               --
Distributions to shareholders from net realized capital gains:
     BEA Institutional shares .................................              --               --         (594,155)        (629,414)
     BEA Advisor shares .......................................              --               --               --               --
                                                                  -------------    -------------    -------------    -------------
Total distributions to shareholders ...........................      (3,743,555)     (10,165,849)      (1,064,693)      (1,766,589)
                                                                  -------------    -------------    -------------    -------------
Net capital share transactions ................................      16,185,968      (77,869,859)         (78,890)     (28,080,548)
                                                                  -------------    -------------    -------------    -------------
Total increase (decrease) in net assets .......................      19,625,224      (77,772,399)        (126,740)     (29,396,583)
Net Assets:
   Beginning of period ........................................      75,848,558      153,620,957       19,581,254       48,977,837
                                                                  -------------    -------------    -------------    -------------
   End of period ..............................................   $  95,473,782    $  75,848,558    $  19,454,514    $  19,581,254
                                                                  =============    =============    =============    =============


                  See Accompanying Notes to Financial Statements

                                  THE BEA FUNDS
                               OF THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     BEA INTERNATIONAL EQUITY FUND
                                    ------------------------------------------------------------------------------------------------
                                    FOR THE SIX                                                                     FOR THE PERIOD
                                    MONTHS ENDED      FOR THE          FOR THE         FOR THE     FOR THE PERIOD  NOVEMBER 1, 1996*
                                     FEBRUARY 28,   YEAR ENDED        YEAR ENDED      YEAR ENDED   OCTOBER 1, 1992*  TO FEBRUARY 28,
                                        1997         AUGUST 31,       AUGUST 31,      AUGUST 31,    TO AUGUST 31,        1997
                                     (UNUADITED)        1996             1995            1994           1993          (UNAUDITED)
                                    -------------   -------------   -------------   -------------  --------------- -----------------
                                    INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL       ADVISOR
                                    -------------   -------------   -------------   -------------  --------------- -----------------
Net asset value,
  beginning of period ...........    $      19.41    $      18.24    $      20.73    $      18.73    $      15.00    $      19.67
                                     ------------    ------------    ------------    ------------    ------------    ------------
   Income from investment
     operations
     Net investment
       income (loss) .............           0.02            0.19            0.06            0.05            0.04           0.08
     Net gain (loss) on securities
       (both realized and
       unrealized) ...............           1.58            1.05           (1.75)           2.60            3.69           1.24
                                     ------------    ------------    ------------    ------------    ------------    ------------
     Total from investment
       operations ................           1.60            1.24           (1.69)           2.65            3.73            1.32
                                     ------------    ------------    ------------    ------------    ------------    ------------
   Less Distributions
     Dividends from net
       investment income .........          (0.26)          (0.07)             --           (0.05)             --           (0.26)
     Distributions from
       capital gains .............             --              --           (0.80)          (0.60)             --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
     Total distributions .........          (0.26)          (0.07)          (0.80)          (0.65)             --           (0.26)
                                     ------------    ------------    ------------    ------------    ------------    ------------
Net asset value,
   end of period .................   $      20.75    $      19.41    $      18.24    $      20.73    $      18.73     $     20.73
                                     ============    ============    ============    ============    ============    ============
Total return .....................     8.26%(c)(d)        6.81%(d)      (8.06%)(d)       14.23%(d)    24.87%(c)(d)     6.73%(c)(d)
Ratio/Supplemental Data
     Net assets,
       end of period .............   $706,695,873    $682,270,801    $773,254,630    $767,189,791    $268,403,524          $5,265
     Ratio of expenses to
       average net assets ........     1.16%(a)(b)        1.19%(a)        1.25%(a)        1.25%(a)     1.25%(a)(b)     1.41%(a)(b)
     Ratio of net investment
       income (loss) to
       average net assets ........        0.08%(b)          0.84%           0.35%           0.33%         0.41%(b)      (0.67)%(b)
     Fund turnover rate ..........          50%(c)            86%             78%            104%          106%(c)          50%(c)
     Average commission rate(e) ..   $      .0028    $      .0007             N/A             N/A             N/A              --

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA International Institutional Class would have been 1.24% annualized for the six months ended February 29, 1997 and 1.22%, 1.26% and 1.30% for the years ended August 31, 1996, 1995 and 1994, respectively, and 1.46% annualized for the period ended August 31, 1993. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA International Advisor Class would have been 1.49% annualized for the period November 1, 1996 to February 28, 1997.

(b)  Annualized.

(c)  Not annualized.

(d)  Redemption fees not reflected in total return.

(e) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.

* Commencement of operations.

                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                               OF THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     BEA EMERGING MARKETS EQUITY FUND
                                    ------------------------------------------------------------------------------------------------
                                    FOR THE SIX                                                                     FOR THE PERIOD
                                    MONTHS ENDED      FOR THE          FOR THE         FOR THE     FOR THE PERIOD  NOVEMBER 1, 1996*
                                     FEBRUARY 28,   YEAR ENDED        YEAR ENDED      YEAR ENDED  FEBRUARY 1, 1993* TO FEBRUARY 28,
                                        1997         AUGUST 31,       AUGUST 31,      AUGUST 31,    TO AUGUST 31,        1997
                                     (UNUADITED)        1996             1995            1994           1993          (UNAUDITED)
                                    -------------   -------------   -------------   -------------  --------------- -----------------
                                    INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL       ADVISOR
                                    -------------   -------------   -------------   -------------  --------------- -----------------
Net asset value,
   beginning of period ...........   $      18.20    $      17.67    $      24.58    $      18.38    $      15.00    $      18.08
                                     ------------    ------------    ------------    ------------    ------------    ------------
   Income from investment
     operations
     Net investment
       income (loss) .............          (0.02)           0.10            0.02           (0.03)           0.02           (0.03)
     Net gain (loss) on securities
       (both realized and
       unrealized) ...............           2.50            0.48           (5.94)           6.64            3.36            2.61
                                     ------------    ------------    ------------    ------------    ------------    ------------
     Total from investment
       operations ................           2.48            0.58           (5.92)           6.61            3.38            2.58
                                     ------------    ------------    ------------    ------------    ------------    ------------
   Less Distributions
     Dividends from net
       investment income .........          (0.07)          (0.05)          (0.07)          (0.09)             --           (0.06)
     Distributions from
       capital gains .............             --              --           (0.92)          (0.32)             --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
     Total distributions .........          (0.07)          (0.05)          (0.99)          (0.41)             --           (0.06)
                                     ------------    ------------    ------------    ------------    ------------    ------------
Net asset value,
   end of period .................   $      20.61    $      18.20    $      17.67    $      24.58    $      18.38    $      20.60
                                     ============    ============    ============    ============    ============    ============
Total return .....................    13.66%(c)(d)        3.33%(d)     (24.42%)(d)      35.99%(d)    22.53%(c)(d)    14.31%(c)(d)
Ratio/Supplemental Data
     Net assets,
       end of period .............   $100,087,926    $114,691,209    $128,322,563    $140,675,379    $21,988,062          $5,480
     Ratio of expenses to
       average net assets ........     1.49%(a)(b)        1.49%(a)        1.50%(a)        1.50%(a)    1.50%(a)(b)     1.74%(a)(b)
     Ratio of net investment
       income (loss) to
       average net assets ........      (0.06)%(b)          0.63%           0.02%         (0.02)%        0.28%(b)      (1.03)%(b)
     Fund turnover rate ..........          45%(c)            79%             79%             54%          38%(c)          45%(c)
     Average commission rate(e) ..   $      .0005    $      .0005             N/A             N/A            N/A              --

(a) Without the voluntary waiver of advisory fees and administration fees and without the reimbursement of operating expenses, the ratios of expenses to average net assets for the BEA Emerging Markets Institutional Class would have been 1.61% annualized for the six months ended February 28, 1997 and 1.62%, 1.61% and 2.01% for the years ended August 31, 1996, 1995 and 1994, respectively, and 3.23% annualized for the period ended August 31, 1993. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA Emerging Markets Advisor Class would have been 1.86% annualized for the period November 1, 1996 to February 28, 1997.

(b)  Annualized.

(c)  Not annualized.

(d)  Redemption fees not reflected in total return.

(e) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.

* Commencement of operations.

                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                               OF THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                 BEA GLOBAL
                                                BEA U.S. CORE EQUITY FUND                  TELECOMMUNICATIONS FUND
                                  ------------------------------------------------------   -----------------------
                                     FOR THE SIX                                              FOR THE PERIOD
                                    MONTHS ENDED         FOR THE        FOR THE PERIOD     DECEMBER 4, 1996* TO
                                  FEBRUARY 28, 1997     YEAR ENDED    SEPTEMBER 1, 1994*     FEBRUARY 28, 1997
                                     (UNAUDITED)     AUGUST 31, 1996  TO AUGUST 31, 1995        (UNAUDITED)
                                  -----------------  ---------------  ------------------   --------------------
                                    INSTITUTIONAL     INSTITUTIONAL      INSTITUTIONAL            ADVISOR
                                  -----------------  ---------------  ------------------   --------------------
Net asset value,
   beginning of period ...........   $     19.05       $     17.86        $     15.00            $  15.00
                                     -----------       -----------        -----------            --------
   Income from investment
     operations
     Net investment
       income (loss) .............          0.09              0.20               0.22               (0.01)
     Net gain (loss) on securities
       (both realized and
       unrealized) ...............          3.50              2.81               2.72                1.19
                                     -----------       -----------        -----------            --------
     Total from investment
       operations ................          3.59              3.01               2.94                1.18
                                     -----------       -----------        -----------            --------
   Less Distributions
     Dividends from net
        investment income ........         (0.20)            (0.21)             (0.08)                 --
     Distributions from
        capital gains ............         (1.41)            (1.61)                --                  --
                                     -----------       -----------        -----------            --------
     Total distributions .........         (1.61)            (1.82)             (0.08)                 --
                                     -----------       -----------        -----------            --------
Net asset value,
   end of period .................   $     21.03       $     19.05        $     17.86            $  16.18
                                     ===========       ===========        ===========            ========
Total return .....................      17.59%(c)           17.59%             19.75%             7.87%(c)
Ratio/Supplemental Data
     Net assets,
       end of period .............   $75,541,560       $59,015,434        $31,643,776            $491,493
     Ratio of expenses to
       average net assets ........    1.00%(a)(b)          1.00%(a)           1.00%(a)         1.65%(a)(b)
     Ratio of net investment
       income (loss) to
       average net assets ........       0.94%(b)            1.25%              1.59%           (0.34)%(b)
     Fund turnover rate ..........         35%(c)             127%               123%               13%(c)
     Average commission rate(d) ..   $     .0593       $     .0614                N/A            $  .0037

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA U.S. Core Equity Fund would have been 1.19% annualized for the six months ended February 28, 1997 and 1.34% and 1.51% for the years ended August 31, 1996 and 1995. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA Global Telecommunications Fund would have been 2.83% annualized for period ended February 28, 1997.

(b)  Annualized.

(c)  Not annualized.

(d) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.

* Commencement of operations.

                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                               OF THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                BEA U.S. CORE FIXED INCOME FUND
                                     -----------------------------------------------------------------------------
                                        FOR THE SIX
                                       MONTHS ENDED            FOR THE             FOR THE        FOR THE PERIOD
                                     FEBRUARY 28, 1997        YEAR ENDED         YEAR ENDED      APRIL 1, 1994* TO
                                        (UNAUDITED)        AUGUST 31, 1996    AUGUST 31, 1995    AUGUST 31, 1994
                                     -----------------     ---------------    ---------------    -----------------
                                       INSTITUTIONAL        INSTITUTIONAL      INSTITUTIONAL      INSTITUTIONAL
                                     -----------------     ---------------    ---------------    -----------------
Net asset value,
   beginning of period ...........      $      15.06        $      15.42        $     14.77        $     15.00
                                        ------------        ------------        -----------        -----------
   Income from investment
     operations
     Net investment
       income ....................              0.47                0.95               0.88               0.42
     Net gain (loss) on securities
       (both realized and
       unrealized) ...............              0.50               (0.16)              0.61              (0.40)
                                        ------------        ------------        -----------        -----------
     Total from investment
       operations ................              0.97                0.79               1.49               0.02
                                        ------------        ------------        -----------        -----------
   Less Distributions
     Dividends from net
        investment income ........             (0.55)              (0.93)             (0.84)             (0.25)
     Distributions from
        capital gains ............             (0.12)              (0.22)                --                 --
                                        ------------        ------------        -----------        -----------
     Total distributions .........             (0.67)              (1.15)             (0.84)             (0.25)
                                        ------------        ------------        -----------        -----------
Net asset value,
   end of period .................      $      15.36        $      15.06        $     15.42        $     14.77
                                        ============        ============        ===========        ===========
Total return .....................           6.54%(c)              5.23%             10.60%            0.17%(c)
Ratio/Supplemental Data
     Net assets,
       end of period .............      $137,974,258        $118,596,275        $99,249,839        $30,015,818
     Ratio of expenses to
       average net assets ........        0.50%(a)(b)            0.50%(a)           0.50%(a)        0.50%(a)(b)
     Ratio of net investment
       income to average
       net assets ................           6.47%(b)              6.43%              6.47%            6.04%(b)
     Fund turnover rate ..........            186%(c)               201%               304%             186%(c)

(a) Without the waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA U.S. Core Fixed Income Fund would have been .78% annualized for the six months ended February 28, 1997 and .78% and .84% for the years ended August 31, 1996 and 1995, respectively, and .99% annualized for the period ended August 31, 1994.

(b)  Annualized.

(c)  Not annualized.

*    Commencement of operations.

                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                               OF THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                BEA STRATEGIC GLOBAL FIXED INCOME FUND
                                     -----------------------------------------------------------------------------
                                        FOR THE SIX
                                       MONTHS ENDED            FOR THE             FOR THE        FOR THE PERIOD
                                     FEBRUARY 28, 1997        YEAR ENDED         YEAR ENDED      JUNE 28, 1994* TO
                                        (UNAUDITED)        AUGUST 31, 1996    AUGUST 31, 1995    AUGUST 31, 1994
                                     -----------------     ---------------    ---------------    -----------------
                                       INSTITUTIONAL        INSTITUTIONAL      INSTITUTIONAL      INSTITUTIONAL
                                     -----------------     ---------------    ---------------    -----------------
Net asset value,
   beginning of period ...........       $     15.75        $     15.67        $     15.00        $    15.00
                                         -----------        -----------        -----------        ----------
   Income from investment
     operations
     Net investment
       income (loss) .............              0.42               0.87               1.06              0.15
     Net gain (loss) on securities
       (both realized and
       unrealized) ...............              0.09               0.58               0.49             (0.15)
                                         -----------        -----------        -----------        ----------
     Total from investment
       operations ................              0.51               1.45               1.55                --
                                         -----------        -----------        -----------        ----------
   Less Distributions
     Dividends from net
        investment income ........             (0.38)             (1.22)             (0.88)               --
     Distributions from
        capital gains ............             (0.32)             (0.15)                --                --
                                         -----------        -----------        -----------        ----------
     Total distributions .........             (0.70)             (1.37)             (0.88)               --
                                         -----------        -----------        -----------        ----------
Net asset value,
   end of period .................       $     15.56        $     15.75        $     15.67        $    15.00
                                         ===========        ===========        ===========        ==========
Total return .....................           3.21%(c)             9.65%             10.72%           0.00%(c)
Ratio/Supplemental Data
     Net assets,
       end of period .............       $41,156,450        $38,347,500        $19,564,827        $6,300,360
     Ratio of expenses to
       average net assets ........        0.75%(a)(b)           0.75%(a)           0.75%(a)       0.75%(a)(b)
     Ratio of net investment
       income to average
       net assets ................           5.27%(b)             7.37%              7.26%           5.64%(b)
     Fund turnover rate ..........             48%(c)               87%                91%              0%(c)

(a) Without the voluntary waiver of advisory fees and administration fees and without the reimbursement of operating expenses, the ratios of expenses to average net assets for the BEA Strategic Global Fixed Income Fund would have been .99% annualized for the six months ended February 28, 1997 and 1.07% and 1.29% for the years ended August 31, 1996 and 1995, respectively and 1.92% annualized, for the period ended August 31, 1994.

(b)  Annualized.

(c)  Not annualized.

*    Commencement of operations.

                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                               OF THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     BEA HIGH YIELD FUND
                                    ------------------------------------------------------------------------------------------------
                                    FOR THE SIX                                                                     FOR THE PERIOD
                                    MONTHS ENDED      FOR THE          FOR THE         FOR THE     FOR THE PERIOD  NOVEMBER 1, 1996*
                                     FEBRUARY 28,   YEAR ENDED        YEAR ENDED      YEAR ENDED   OCTOBER 1, 1993*  TO FEBRUARY 28,
                                        1997         AUGUST 31,       AUGUST 31,      AUGUST 31,    TO AUGUST 31,        1997
                                     (UNUADITED)        1996             1995            1994           1993          (UNAUDITED)
                                    -------------   -------------   -------------   -------------  --------------- -----------------
                                    INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL       ADVISOR
                                    -------------   -------------   -------------   -------------  --------------- -----------------
Net asset value,
   beginning of period ...........   $     16.09     $     15.72     $      15.94    $      16.94    $     15.00        $ 16.21
                                     -----------     -----------     ------------    ------------    -----------        -------
   Income from investment
     operations
     Net investment
       income ....................          0.69            1.47             1.42            1.20           0.52           0.28
     Net gain (loss) on securities
       (both realized and
       unrealized) ...............          0.66            0.40            (0.30)          (0.77)          1.42           0.56
                                     -----------     -----------     ------------    ------------    -----------        -------
     Total from investment
       operations ................          1.35            1.87             1.12            0.43           1.94           0.84
                                     -----------     -----------     ------------    ------------    -----------        -------
   Less Distributions
     Dividends from net
        investment income ........        ( 0.74)          (1.50)          (1.34)           (1.43)            --          (0.36)
     Distributions from
        capital gains ............            --              --               --              --             --             --
                                     -----------     -----------     ------------    ------------    -----------        -------
     Total distributions .........         (0.74)          (1.50)          (1.34)           (1.43)            --          (0.36)
                                     -----------     -----------     ------------    ------------    -----------        -------
Net asset value,
   end of period .................   $     16.70     $     16.09     $      15.72    $      15.94    $     16.94        $ 16.69
                                     ===========     ===========     ============    ============    ===========        =======
Total return .....................      12.42%(c)         12.42%          7.79%(d)        2.24%(d)  12.93%(c)(d)       12.42%(c)
Ratio/Supplemental Data
     Net assets,
       end of period .............   $95,389,951     $75,848,558     $153,620,957    $143,517,472    $98,356,591        $83,831
     Ratio of expenses to
       average net assets ........    0.70%(a)(b)        0.88%(a)         1.00%(a)        1.00%(a)    1.00%(a)(b)    0.95%(a)(b)
     Ratio of net investment
       income to average
       net assets ................       8.95%(b)          8.92%            9.37%           7.73%        7.56%(b)       9.25%(b)
     Fund turnover rate ..........         38%(c)           143%              70%            121%          72%(c)         38%(c)
     Average commission rate(e) ..   $     .0625            N/A               N/A             N/A            N/A            N/A

(a) Without the waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA High Yield Institutional Class would have been 1.11% annualized for the six months ended February 28, 1997 and 1.11%, 1.08% and 1.13% for the years ended August 31, 1996, 1995, and 1994, respectively and 1.17% annualized for the period ended August 31, 1993. Without the waiver of advisory fees and administration fees, the ratios of expenses to average net assets for BEA High Yield Advisor Class would have been 1.36% annualized for the period November 1, 1996 to February 28, 1997.

(b)  Annualized.

(c)  Not annualized.

(d)  Redemption fees not reflected in total return.

(e) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.

* Commencement of operations.

                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                               OF THE RBB FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                BEA MUNICIPAL BOND FUND
                                     -----------------------------------------------------------------------------
                                        FOR THE SIX
                                       MONTHS ENDED            FOR THE             FOR THE        FOR THE PERIOD
                                     FEBRUARY 28, 1997        YEAR ENDED         YEAR ENDED      JUNE 20, 1994* TO
                                        (UNAUDITED)        AUGUST 31, 1996    AUGUST 31, 1995    AUGUST 31, 1994
                                     -----------------     ---------------    ---------------    -----------------
                                       INSTITUTIONAL        INSTITUTIONAL      INSTITUTIONAL      INSTITUTIONAL
                                     -----------------     ---------------    ---------------    -----------------
Net asset value,
   beginning of period .............     $     14.65         $     15.46        $     15.06         $     15.00
                                         -----------         -----------        -----------         -----------
   Income from investment
     operations
     Net investment
       income ......................            0.35                0.73               0.71                0.09
     Net gain (loss) on securities
       (both realized and
       unrealized) .................            0.42               (0.37)              0.50               (0.03)
                                         -----------         -----------        -----------         -----------
     Total from investment
       operations ..................            0.77                0.36               1.21                0.06
                                         -----------         -----------        -----------         -----------
   Less Distributions
     Dividends from net
        investment income ..........           (0.36)              (0.74)             (0.76)                 --
     Distributions from
        capital gains ..............           (0.46)              (0.43)             (0.05)                 --
                                         -----------         -----------        -----------         -----------
     Total distributions ...........           (0.82)              (1.17)             (0.81)                 --
                                         -----------         -----------        -----------         -----------
Net asset value,
   end of period ...................     $     14.60         $     14.65        $     15.46         $     15.06
                                         ===========         ===========        ===========         ===========
Total return .......................         5.37%(c)              2.27%              8.42%             0.40%(c)
Ratio/Supplemental Data
     Net assets,
       end of period ...............     $19,454,514         $19,581,254        $48,977,837         $42,309,936
     Ratio of expenses to
       average net assets ..........      1.00%(a)(b)            1.00%(a)           1.00%(a)         1.00%(a)(b)
     Ratio of net investment
       income to average
       net assets ..................         4.86%(b)              4.62%              4.76%             3.27%(b)
     Fund turnover rate ............           23%(c)                34%                25%                9%(c)

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the BEA Municipal Bond Fund would have been 1.38% annualized for the six months ended February 28, 1997 and 1.42% and 1.19% for the years ended August 31, 1996 and 1995, respectively, and 1.34% annualized for the period ended August 31, 1994.

(b)  Annualized.

(c) Not annualized.

* Commencement of operations.

                 See Accompanying Notes to Financial Statements.

                                  THE BEA FUNDS
                               OF THE RBB FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. RBB was incorporated in Maryland on February 29, 1988, and currently has nineteen investment Portfolios, eight of which are included in these financial statements.

     RBB has authorized capital of thirty billion shares of common stock of which 13.48 billion are currently classified into seventy-seven classes. Each class represents an interest in one of nineteen investment portfolios of RBB. The classes have been grouped into sixteen separate "families," nine of which have begun investment operations. The BEA Funds represent interests in eight Portfolios ("Funds") which are covered by this report.

              A) SECURITY VALUATION -- Fund securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, Fund securities are valued at the mean between the last reported bid and asked prices. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value.

              B) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing exchange rates. Asset and liability accounts that are denominated in a foreign currency are adjusted daily to reflect current exchange rates. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in the statement of operations that result from fluctuations in foreign currency exchange rates. The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for Federal income tax purposes.

              C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses, principally transfer agent and printing, are class specific expenses and vary by class. Expenses not directly attributable to a specific Fund or class are allocated based on relative net assets of each Fund and class, respectively.

              D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and net realized capital gains will be declared and paid at least annually. The character of distributions made during the year for net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to GAAP/tax differences in the character of income and expense recognition. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, passive foreign investment companies, and forward foreign currency contracts.

              E) FEDERAL INCOME TAXES -- No provision is made for Federal taxes as it is the Fund's intention to have each Fund qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

              F) OTHER -- Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

              Some countries in which the Funds invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

              G) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                  THE BEA FUNDS
                               OF THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

     Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising inerest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest paymnet obligations, to meet projected business goals and to obtain additional financing.

     In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and a Fund's net asset value.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to Investment Advisory Agreements, BEA Associates ("BEA"), an indirect, wholly-owned subsidiary of Credit Suisse Group, serves as investment advisor for each of the eight Funds described herein.

     For its advisory services, BEA is entitled to receive the following fees, computed daily and payable quarterly on a Fund's average daily net assets:

                 FUND                                    ANNUAL RATE
   ------------------------------------       ---------------------------------
   BEA International Equity Fund              0.80% of average daily net assets
   BEA Emerging Markets Equity Fund           1.00% of average daily net assets
   BEA U.S. Core Equity Fund                  0.75% of average daily net assets
   BEA Global Telecommunications Fund         1.00% of average daily net assets
   BEA U.S. Core Fixed Income Fund            0.375% of average daily net assets
   BEA Strategic Global Fixed Income Fund     0.50% of average daily net assets
   BEA High Yield Fund                        0.70% of average daily net assets
   BEA Municipal Bond Fund                    0.70% of average daily net assets

     BEA may, at its discretion, voluntarily waive all or any portion of its advisory fee for any of the Funds. For the six months ended February 28, 1997, advisory fees and waivers for each of the eight investment Funds were as follows:
                                            GROSS                        NET
                                         ADVISORY FEE     WAIVER    ADVISORY FEE
                                         ------------  -----------  ------------
   BEA International Equity Fund          $2,758,183   $      --     $2,758,183
   BEA Emerging Markets Equity Fund          539,110          --        539,110
   BEA U.S. Core Equity Fund                 257,039     (18,428)       238,611
   BEA Global Telecommunications Fund            991        (991)            --
   BEA U.S. Core Fixed Income Fund           239,641     (76,115)       163,526
   BEA Strategic Global Fixed Income Fund     98,459     (15,547)        82,912
   BEA High Yield Fund                       297,460    (102,662)       194,798
   BEA Municipal Bond Fund                    66,949     (23,006)        43,943

    Boston Financial Data Services, Inc. ("BFDS"), a 50% owned subsidiary of State Street Bank and Trust Company, serves as each Fund's transfer and dividend disbursing agent.

                                  THE BEA FUNDS
                               OF THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp., serves as administrator for each of the eight Funds. PFPC's administration fee is computed daily and payable quarterly at an annual rate of .125% of each Fund's average daily net assets. PFPC may, at its discretion, voluntarily waive all or any portion of its administration fee for any of the Funds. For the six months ended February 28, 1997, administration fees for each of the eight investment Funds were as follows:

                                           GROSS                       NET
                                       ADMINISTRATION             ADMINISTRATION
                                            FEE         WAIVER         FEE
                                       -------------- ---------   --------------
  BEA International Equity Fund          $430,966     $(21,403)    $409,563
  BEA Emerging Markets Equity Fund         67,389          (12)      67,377
  BEA U.S. Core Equity Fund                42,840           --       42,840
  BEA Global Telecommunications Fund          124         (124)          --
  BEA U.S. Core Fixed Income Fund          79,880      (11,864)      68,016
  BEA Strategic Global Fixed Income Fund   24,615       (4,923)      19,692
  BEA High Yield Fund                      53,118      (10,624)      42,494
  BEA Municipal Bond Fund                  11,955           --       11,955

  Counsellors Funds Service, Inc. ("Counsellors Service"), a wholly-owned subsidiary of Counsellors Securities Inc., serves as administrative services agent. An administrative service fee is computed daily and payable quarterly at an annual rate of .15% of each Fund's average daily net assets.

NOTE 3. PURCHASES AND SALES OF SECURITIES

     For the six months ended February 28, 1997, purchases and sales of investment securities (other than short-term investments) were as follows:

                              INVESTMENT SECURITIES  U.S. GOVERNMENT OBLIGATIONS
                           ------------------------- ---------------------------
                             PURCHASES      SALES     PURCHASES         SALES
                           ------------ ------------ ------------    -----------
  BEA International
   Equity Fund             $340,513,216 $390,597,147  $        --    $        --
  BEA Emerging Markets
   Equity Fund               47,340,797   73,521,397           --             --
  BEA U.S. Core Equity Fund  30,322,816   23,257,384           --             --
  BEA Global
   Telecommunications Fund      454,870       45,948           --             --
  BEA U.S. Core Fixed
   Income Fund              175,029,372  135,310,481   67,104,596     94,933,481
  BEA Strategic Global
   Fixed Income Fund          8,262,429   14,295,197    7,807,875      1,536,759
  BEA High Yield Fund        47,244,172   29,706,261           --             --
  BEA Municipal Bond Fund     3,973,651    3,022,475      547,600      1,414,546

     For the six months ended February 28, 1997, purchases include $12,229,956 and $5,525 of investment securities received from shareholders in exchange for 784,474 shares and 268 shares sold by BEA U.S. Core Fixed Income Fund and BEA U.S. Core Equity Fund, respectively. For the six months ended February 28, 1997, sales include $11,242,512 of investment securities delivered to shareholders in exchange for 624,237 shares redeemed by the BEA Emerging Markets Equity Fund. This resulted in a gain of $29,738 for the BEA Emerging Markets Equity Fund.
                                       66

                                  THE BEA FUNDS
                               OF THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)

NOTE 4. CAPITAL SHARES

     Transactions in capital shares for each period were as follows:

                                                              BEA INTERNATIONAL EQUITY FUND
                                 --------------------------------------------------------------------------------------------------
                                   FOR THE SIX MONTHS ENDED                                        FOR THE PERIOD NOVEMBER 1, 1996*
                                       FEBRUARY 28, 1997                 FOR THE YEAR ENDED           THROUGH FEBRUARY 28, 1997
                                         (UNAUDITED)                       AUGUST 31, 1996                    (UNAUDITED)
                                 ------------------------------    -----------------------------   --------------------------------
                                          INSTITUTIONAL                     INSTITUTIONAL                      ADVISOR
                                 ------------------------------    -----------------------------   --------------------------------
                                     SHARES           VALUE            SHARES          VALUE           SHARES             VALUE
                                 -------------    -------------    -------------   -------------   -------------      -------------
Shares sold                        1,235,631      $ 24,807,931        8,492,355    $ 158,914,042             381         $7,650
Shares issued in reinvestment
   of dividends                      407,411         8,213,395          137,894        2,523,456               2             33
Shares repurchased, net of
   redemption fees                (2,724,928)      (54,661,619)     (15,886,499)    (300,107,186)           (129)        (2,648)
                                  -----------     ------------      -----------    -------------    ------------         ------
Net increase (decrease)           (1,081,886)     $(21,640,293)      (7,256,250)   $(138,669,688)            254         $5,035
                                  ===========     ============      ===========    =============    ============         ======
BEA Shares Authorized             500,000,000                       500,000,000                     100,000,000
                                  ===========                       ===========                     ===========


                                                             BEA EMERGING MARKETS EQUITY FUND
                                 --------------------------------------------------------------------------------------------------
                                   FOR THE SIX MONTHS ENDED                                        FOR THE PERIOD NOVEMBER 1, 1996*
                                       FEBRUARY 28, 1997                 FOR THE YEAR ENDED           THROUGH FEBRUARY 28, 1997
                                         (UNAUDITED)                       AUGUST 31, 1996                    (UNAUDITED)
                                 ------------------------------    -----------------------------   --------------------------------
                                          INSTITUTIONAL                     INSTITUTIONAL                      ADVISOR
                                 ------------------------------    -----------------------------   --------------------------------
                                     SHARES           VALUE            SHARES          VALUE           SHARES             VALUE
                                 -------------    -------------    -------------   -------------   -------------      -------------
Shares sold                           169,732     $  3,387,919         1,930,842   $  33,432,364             405         $7,650
Shares issued in reinvestment
   of dividends                        11,536          216,755           19,043          323,156              --              9
Shares repurchased, net of
   redemption fees                 (1,626,453)     (30,371,696)      (2,909,721)    (50,936,507)            (139)        (2,804)
                                  -----------     ------------      -----------    ------------     ------------         ------
Net increase (decrease)            (1,445,185)    $(26,767,022)        (959,836)   $(17,180,987)             266         $4,855
                                  ===========     ============      ===========    ============     ============         ======
BEA Shares Authorized             500,000,000                       500,000,000                     100,000,000
                                  ===========                       ===========                     ===========


                                                                                                              BEA GLOBAL
                                                     BEA U.S. CORE EQUITY FUND                          TELECOMMUNICATIONS FUND
                                 ---------------------------------------------------------------   --------------------------------
                                   FOR THE SIX MONTHS ENDED                                        FOR THE PERIOD DECEMBER 4, 1996*
                                       FEBRUARY 28, 1997                 FOR THE YEAR ENDED           THROUGH FEBRUARY 28, 1997
                                         (UNAUDITED)                       AUGUST 31, 1996                    (UNAUDITED)
                                 ------------------------------    -----------------------------   --------------------------------
                                          INSTITUTIONAL                     INSTITUTIONAL                      ADVISOR
                                 ------------------------------    -----------------------------   --------------------------------
                                     SHARES           VALUE            SHARES          VALUE           SHARES             VALUE
                                 -------------    -------------    -------------   -------------   -------------      -------------
Shares sold                           373,653      $ 7,714,611        1,435,791     $27,128,776           30,987       $473,251
Shares issued in reinvestment
   of dividends                       247,726        4,994,154          188,415       3,346,258               --             --
Shares repurchased                   (126,985)      (2,645,056)        (298,285)     (5,671,311)            (613)       (10,000)
                                  -----------      -----------      -----------     -----------     ------------        -------
Net increase                          494,394      $10,063,707        1,325,921     $24,803,723           30,374        $463,251
                                  ===========      ===========      ===========     ===========     ============        ========
BEA Shares Authorized              50,000,000                        50,000,000                     100,000,000
                                  ===========                       ===========                     ===========

*Commencement of operations.

                                  THE BEA FUNDS
                               OF THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)

NOTE 4. CAPITAL SHARES (CONTINUED)

                                                                            BEA U.S. CORE FIXED INCOME FUND
                                                              -----------------------------------------------------------
                                                                FOR THE SIX MONTHS ENDED
                                                                    FEBRUARY 28, 1997            FOR THE YEAR ENDED
                                                                       (UNAUDITED)                 AUGUST 31, 1996
                                                              ----------------------------   ----------------------------
                                                                      INSTITUTIONAL                 INSTITUTIONAL
                                                              ----------------------------   ----------------------------
                                                                  SHARES          VALUE         SHARES          VALUE
                                                              -------------  -------------   -------------  -------------
Shares sold                                                      1,265,216    $19,636,172      4,441,435    $ 68,996,273
Shares issued in reinvestment
   of dividends                                                    370,271      5,609,924        576,935       8,756,243
Shares repurchased                                                (525,295)    (8,053,779)    (3,583,115)    (54,416,107)
                                                               -----------    -----------    -----------    ------------
Net increase                                                     1,110,192    $17,192,317      1,435,255    $ 23,336,409
                                                               ===========    ===========    ===========    ============
BEA Shares Authorized                                           50,000,000                    50,000,000
                                                               ===========                   ===========


                                                                          BEA STRATEGIC GLOBAL FIXED INCOME FUND
                                                              -----------------------------------------------------------
                                                                FOR THE SIX MONTHS ENDED
                                                                    FEBRUARY 28, 1997            FOR THE YEAR ENDED
                                                                       (UNAUDITED)                 AUGUST 31, 1996
                                                              ----------------------------   ----------------------------
                                                                      INSTITUTIONAL                 INSTITUTIONAL
                                                              ----------------------------   ----------------------------
                                                                  SHARES          VALUE         SHARES          VALUE
                                                              -------------  -------------   -------------  -------------
Shares sold                                                        191,445    $ 3,012,150      1,105,942     $17,551,485
Shares issued in reinvestment
   of dividends                                                    100,391      1,585,880        162,519       2,519,968
Shares repurchased                                                 (81,865)    (1,324,969)       (81,878)     (1,280,614)
                                                               -----------    -----------    -----------     -----------
Net increase                                                       209,971    $ 3,273,061      1,186,583     $18,790,839
                                                               ===========    ===========    ===========     ===========
BEA Shares Authorized                                           50,000,000                    50,000,000
                                                               ===========                   ===========


                                                             BEA HIGH YIELD FUND
                                 --------------------------------------------------------------------------------------------------
                                   FOR THE SIX MONTHS ENDED                                  FOR THE PERIOD NOVEMBER 1, 1996*
                                       FEBRUARY 28, 1997             FOR THE YEAR ENDED         THROUGH FEBRUARY 28, 1997
                                         (UNAUDITED)                   AUGUST 31, 1996                  (UNAUDITED)
                                 ----------------------------  ---------------------------   --------------------------------
                                          INSTITUTIONAL                 INSTITUTIONAL                    ADVISOR
                                 ----------------------------  ---------------------------   --------------------------------
                                     SHARES         VALUE         SHARES         VALUE           SHARES           VALUE
                                 -------------  -------------  ------------- -------------   -------------    -------------
Shares sold                        1,327,528     $21,626,633      3,372,093  $  54,558,056          5,176        $85,150
Shares issued in reinvestment
   of dividends                      225,111       3,614,273        629,920      9,902,559              4             58
Shares repurchased, net of
   redemption fees                  (555,355)     (9,137,577)    (9,062,440)  (142,330,474)          (158)        (2,569)
                                 -----------     -----------    -----------  -------------    -----------        -------
Net increase (decrease)              997,284     $16,103,329     (5,060,427) $ (77,869,859)         5,022        $82,639
                                 ===========     ===========    ===========  =============    ===========        =======
BEA Shares Authorized            500,000,000                    500,000,000                   100,000,000
                                 ===========                    ===========                   ===========


*Commencement of operations.

                                  THE BEA FUNDS
                               OF THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)

NOTE 4. CAPITAL SHARES (CONTINUED)

                                                                                 BEA MUNICIPAL BOND FUND
                                                              -----------------------------------------------------------
                                                                FOR THE SIX MONTHS ENDED
                                                                    FEBRUAARY 28, 1997            FOR THE YEAR ENDED
                                                                       (UNAUDITED)                 AUGUST 31, 1996
                                                              ----------------------------   ----------------------------
                                                                      INSTITUTIONAL                 INSTITUTIONAL
                                                              ----------------------------   ----------------------------
                                                                  SHARES          VALUE         SHARES          VALUE
                                                              -------------  -------------   -------------  -------------
Shares sold                                                            714     $   10,523        315,445    $  4,700,422
Shares issued in reinvestment
   of dividends                                                     71,258      1,042,698        109,160       1,656,622
Shares repurchased                                                 (76,336)    (1,132,111)    (2,256,456)    (34,437,592)
                                                               -----------     ----------    -----------    ------------
Net decrease                                                        (4,364)    $  (78,890)    (1,831,851)   $(28,080,548)
                                                               ===========     ==========    ===========    ============
BEA Shares Authorized                                           50,000,000                    50,000,000
                                                               ===========                   ===========

NOTE 5. RESTRICTED SECURITIES

     Certain of the BEA International Equity Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value available. The table below shows the number of shares held, the acquisition date, value as of February 28, 1997, percentage of net assets which the securities comprise, aggregate cost and unit value of the securities.

                                 Number of      Acquisition     02/28/97     Percentage of     Security      Value Per
                                  Shares           Date        Fair Value     Net Assets         Cost          Unit
                                ----------      -----------    ----------    -------------    ----------    ----------
Sodigas Pampeana                  558,962         1/14/93      $  844,809         0.1%        $  566,038      $1.511
Sodigas del Sur                   403,923         1/14/93         745,416         0.1%           384,038       1.845
Geotek Communications, Inc.           600         5/26/95       4,040,053         0.6%         6,000,000       6,733
                                                               ----------                     ----------
                                                               $5,630,278                     $6,950,076
                                                               ==========                     ==========

NOTE 6. FORWARD FOREIGN CURRENCY CONTRACTS

     The Funds will generally enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

     Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's Fund Securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the six months ended February 28, 1997, the BEA Strategic Global Fixed Income Fund entered into forward foreign currency contracts.

                                  THE BEA FUNDS
                               OF THE RBB FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                   (UNAUDITED)

NOTE 6. FORWARD FOREIGN CURRENCY CONTRACTS (CONTINUED)

     The BEA Strategic Global Fixed Income Fund's open Forward Foreign Currency Contracts at February 28, 1997 were as follows:


                                                      FOREIGN                                            UNREALIZED
         FORWARD CURRENCY          EXPIRATION        CURRENCY          CONTRACT        CONTRACT       FOREIGN EXCHANGE
             CONTRACT                 DATE          TO BE SOLD          AMOUNT           VALUE           GAIN/(LOSS)
     -----------------------       ----------      -------------      ----------      ----------      ----------------
     Australian Dollars             03/17/97      $      121,890      $   96,933      $   94,656           $ 2,277
     Australian Dollars             03/17/97           1,250,000         988,650         970,715            17,935
     German Deutschemarks           03/17/97           4,523,999       2,916,357       2,685,642           230,715
     Great Britain Pound            03/17/97             893,213       1,447,005       1,454,722            (7,717)
     Italian Lira                   03/17/97       1,562,000,000       1,014,153         922,687            91,466
     Japanese Yen                   03/17/97          84,101,250         750,000         698,988            51,012
     Netherlands Guilder            03/17/97           2,504,000       1,439,908       1,320,851           119,057
     Swedish Krona                  03/17/97             368,000          54,209          49,159             5,050
                                                                      ----------      ----------          --------
                                                                      $8,707,215      $8,197,420          $509,795
                                                                      ==========      ==========          ========



                                                      FOREIGN                                            UNREALIZED
         FORWARD CURRENCY          EXPIRATION        CURRENCY         CONTRACT        CONTRACT       FOREIGN EXCHANGE
             CONTRACT                 DATE          TO BE SOLD         AMOUNT           VALUE           GAIN/(LOSS)
     -----------------------       ----------      -------------    ------------     -----------      ----------------
     German Deutschemarks           03/17/97      $    2,435,355     $ 1,500,000     $ 1,445,732        $ (54,268)
     German Deutschemarks           03/17/97             815,100         500,000         483,879          (16,121)
     German Deutschemarks           03/17/97           3,230,400       2,000,000       1,917,706          (82,294)
     German Deutschemarks           03/17/97           1,636,080       1,000,000         971,248          (28,752)
     German Deutschemarks           03/17/97           2,044,125       1,250,000       1,213,481          (36,519)
     German Deutschemarks           03/17/97           1,224,608         750,000         726,980          (23,020)
     German Deutschemarks           03/17/97           1,239,900         750,000         736,058          (13,942)
     Italian Lira                   03/17/97         579,250,000         376,083         342,168          (33,915)
     Italian Lira                   03/17/97       1,895,638,850       1,216,752       1,119,770          (96,982)
     Italian Lira                   03/17/97         868,333,360         537,192         512,932          (24,260)
     Italian Lira                   03/17/97       1,562,000,000       1,014,141         922,687          (91,454)
     Japanese Yen                   03/17/97          88,782,750         750,000         737,899          (12,101)
     Japanese Yen                   03/17/97          90,277,500         750,000         750,322              322
     Japanese Yen                   03/17/97         118,250,000       1,000,000         982,809          (17,191)
     Japanese Yen                   03/17/97         147,337,500       1,250,000       1,224,564          (25,436)
     Swedish Krona                  03/17/97           3,469,284         480,311         463,443          (16,868)
                                                                     -----------     -----------        ---------
                                                                     $15,124,479     $14,551,678        $(572,801)
                                                                     ===========     ===========        =========

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